As filed with the Securities and Exchange Commission on July 12, 2016.

Securities Act File No. 333-211613
Investment Company Act File No. 814-01206

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ PRE-EFFECTIVE AMENDMENT NO. 1
☐ POST-EFFECTIVE AMENDMENT
☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

CAREY CREDIT INCOME FUND 2017 T
Feeder Fund of
Carey Credit Income Fund
(Exact name of registrant as specified in charter)

Mark J. DeCesaris
Chief Executive Officer
50 Rockefeller Plaza, New York, New York 10020
(Address of Principal Executive Offices)
Registrant's Telephone Number, including Area Code: (212) 492-1100
Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
(Name and Address of Agent for Service)

Copies of information to:
Richard Horowitz, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Telephone: (212) 698-3500
Facsimile: (212) 698-3599

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☒
        It is proposed that this filing will become effective (check appropriate box):
        ☐    when declared effective pursuant to section 8(c).

  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)(2)

Common Shares, $0.001 par value per share	$1,000,000,000	$100,700

(1)Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(2)Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JULY 12, 2016

Carey Credit Income Fund 2017 T
A Business Development Company
Maximum Offering of 105,263158 Common Shares
Carey Credit Income Fund 2017 T (the “Company”) is an externally managed, non-diversified, closed-end management investment company that intends to qualify as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are managed by Carey Credit Advisors, LLC (“W. P. Carey”) and Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Sub-Advisor”) (each an “Advisor”, and W. P. Carey and Guggenheim collectively, the “Advisors”), both of which are registered investment advisers with the Securities and Exchange Commission (“SEC”). We are newly formed and intend to elect to be treated for federal income tax purposes, beginning with our taxable year ending December 31, 2017, and intend to qualify annually thereafter, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. We seek to achieve our investment objectives by investing all or substantially all of our assets in Carey Credit Income Fund (the “Master Fund”), an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Thus, our investment results will be directly dependent on investment results of the Master Fund. The Master Fund has the same investment objectives as us. The Master Fund is managed by the Advisors and it intends to elect to be treated, beginning with its taxable year ending December 31, 2015, and intends to qualify annually thereafter, as a RIC under the Code. All portfolio company investments are made at the Master Fund level. The Master Fund invests primarily in large, privately-negotiated loans to private middle market U.S. companies, but may also invest in other debt investments, options, or other forms of equity participation. There is no minimum or maximum percentage of the Master Fund’s assets that may be invested in any of the investment categories identified above.
The Master Fund may invest in securities that are rated below investment grade (e.g., junk bonds) by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. A material amount of the Master Fund’s debt investments may contain interest rate reset provisions that may make it more difficult for the borrowers to make periodic interest payments to the Master Fund. In addition, a material amount of the Master Fund’s debt investments may not pay down principal until the end of their lifetimes, which could result in a substantial loss to the Master Fund if the portfolio companies are unable to refinance or repay their debts at maturity. There is no limit on the amount of the Master Fund's assets that may be invested in these types of securities.
We are offering on a best efforts, continuous basis up to 105,263,158 of our common shares of beneficial interest (our “Common Shares” or “Shares”) at the public offering price of $9.50 per share. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we will change our public offering price and sell our Shares at a higher price as necessary to ensure that Shares are not sold at a net price (after deduction of selling commissions and dealer manager fees) that is below our net asset value per share. The public offering price, net of sales load, may exceed the Company’s net asset value per share and subscribers may accordingly pay a premium for our Shares; however, if our net asset value per share declines below 97.5% of the public offering price, net of sales load, then, subject to certain conditions, we will voluntarily delay selling Shares until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Accordingly, subscriptions for this offering are for a specific dollar amount rather than a specified quantity of Shares, which may result in subscribers receiving fractional Shares. The minimum permitted purchase is $2,000 in Shares (or $2,500 for New York non-IRA investments).
This is our initial public offering and there has been no public market for, or historical valuation of, our Shares. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the 1940 Act. Regardless of whether or not changes in our investment and operating policies require shareholder approval, all material changes will be presented in prospectus supplements during the offering period.
Our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by our Board of Trustees. We will have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2022). W. P. Carey may recommend to our Board of Trustees at any time that it approve a complete Liquidity Event (as described below), and in any event will make such a recommendation no later than December 31, 2022. See “Prospectus Summary - Shareholder Liquidity Strategy.”
•An investment in our Shares is not suitable for you if you might need access to the money you invest in the foreseeable future.

•	We do not currently intend to list our Shares on any securities exchange and we do not expect a secondary market in the Shares to develop.

•
Our Board of Trustees may, but is not required to, implement a share repurchase program. In addition, only a limited number of Shares will be eligible for repurchase and any such repurchases will be at a price that is estimated to be equal to our net asset value per share as of the end of the preceding calendar quarter, which may be more or less than the price you paid for your Shares. If a share repurchase program is implemented, we do not expect to repurchase, in any calendar year, more than 10% of the weighted average number of outstanding Shares in any 12-month period, until the year in which a Liquidity Event occurs

(continued on next page)

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(contemplated to be on or before December 31, 2022). Accordingly, you may not have access to the money you invest until the completion of the Company’s finite term.

•	We have a finite term and may liquidate our assets at a time that is disadvantageous based on adverse market conditions, which may result in our incurring losses on our investments.

•
Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions is distributed after payment of the sales load and fees and expenses of the Company, and such amounts paid is not recoverable by you.

•
Our distributions may also be funded in significant part from the reimbursement of certain expenses, which are subject to repayment to our affiliates, as well as from waivers of certain investment advisory fees, which are not subject to repayment to our Advisors. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by our affiliates may not continue in the future. If our affiliates do not agree to reimburse certain of our expenses, including through the waiver of their advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to our affiliates reduces the future distributions to which you would otherwise be entitled.

•
The Company will commence paying a distribution and shareholder servicing fee on a quarterly basis upon the close of its public offering. Absent other circumstances, this fee will increase the expenses paid by the Company and may reduce the amount of income available for distribution to shareholders.

•
Because the Shares of the Company are not listed on a securities exchange, you are unable to sell your Shares on a securities exchange and as a result you may not be able to reduce your exposure during any market downturn.

•	You should not expect to be able to sell your Shares regardless of how we perform. If you are able to sell your Shares, you will likely receive less than your purchase price.

•	The Advisors have limited experience in advising or administering a BDC. The Company is newly formed and has never operated as a BDC.
Investing in our Shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” to read about the risks you should consider before purchasing our Shares. The use of investor return forecasts in this offering is prohibited. Any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence that may flow from an investment in this offering is not permitted.
Our Shares are highly illiquid and appropriate only as a long-term investment. An investment in our Shares should be considered only by investors who can assess and bear the high degree of illiquidity and other substantial risks associated with such an investment. See “Suitability Standards” and “Risk Factors.” Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your Shares. See “Risk Factors - Risks Related to an Investment in Our Shares - Your interest in us may be diluted if we issue additional Shares, which could reduce the overall value of an investment in us.” for more information.
This prospectus contains important information about us that a prospective investor should know before investing in our Shares. Please read this prospectus before investing and keep it for future reference. We also file with the SEC annual reports, quarterly reports, current reports, proxy statements, and other information regarding us. You may obtain a copy of any of these filings free of charge, make shareholder inquiries or request other information about us, by contacting us by mail at 50 Rockefeller Plaza, New York, New York 10020 or by telephone at 1-800-WPCAREY. These documents are also available without charge at our website at www.careycredit.com. The SEC maintains a website (www.sec.gov) that contains information regarding us.

	Per Share (1)	Maximum Offering Amount (1)
Initial Public Offering Price	$9.50	$1,000,000,000
Sales load (2)	$0.55	$57,500,000
Net proceeds to us (before expenses)	$8.95	$942,500,000

(1)
Assumes all Shares are sold at the initial public offering price per Share, which is subject to adjustment based upon, among other things, our net asset value per Share. The price per Share and sales load per Share in this table have been rounded to the nearest penny, thus the purchase price details on your confirmation statement may differ from the price per Share and sales load per share presented in the table above.

(2)
The sales load on all initial and follow-on purchases of Shares includes up to 3% of the price per Share for sales commissions and up to 2.75% of the price per Share for dealer manager fees, neither of which will be paid by you for Shares issued pursuant to our Distribution Reinvestment Plan (“DRP”). See “Plan of Distribution.”

Because you will pay a sales load of up to 5.75% of the public offering price, if you invest $100 in our Shares and pay the maximum sales load, only $94.25 of your investment will actually be available to us for investment purposes. The amount available to us for investment purposes will also be reduced by other fees and expenses paid by the Company, as well as the distribution and shareholder servicing fees paid to Carey Financial, LLC (the "Dealer Manager"). As a result, based on the current public offering price of $9.50 per share, you would have to experience a total return on your investment of approximately 6% in order to recover the maximum sales load. See “Use of Proceeds.”
Neither the SEC, the Attorney General of the State of New York, nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in our Shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

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, 2016

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital to invest in the Master Fund. This prospectus, together with any prospectus supplements, constitute the entire prospectus and we will supplement this prospectus as necessary to reflect subsequent material changes. As we or the Master Fund make material investments or have other material developments, we will periodically file prospectus supplements or may amend this prospectus to add, update, or change information contained in this prospectus. Shares are offered at the current public offering price of $9.50 per share. We seek to avoid interruptions in the continuous offering of our Shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per Share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such registration statement amendment.
In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Additionally, our Board of Trustees may change the public offering price at any time to ensure that the public offering price, net of sales load, is equal to or greater than the net asset value per Share when we sell our Shares. We will supplement the prospectus in the event that we need to change the public offering price to comply with this pricing policy and we will also post the updated information on our website at www.careycredit.com.
You should rely only on the information contained in this prospectus. Our dealer manager is Carey Financial, LLC, which we refer to in this prospectus as our Dealer Manager. Neither we nor our Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our Shares. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, all prospectus supplements and the related registration statement exhibits, together with the additional information described under “Additional Information.”
We maintain a website at www.careycredit.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.
MASTER/FEEDER FUND STRUCTURE
We serve as a feeder fund in a master/feeder fund structure in that we invest all or substantially all of our assets in the common shares of the Master Fund, a separate externally managed, non-diversified, closed-end management investment company that intends to qualify as a BDC, with the same investment objectives and strategies as our investment objectives and strategies. As we raise capital, we will invest in the Master Fund at the net asset value of the Master Fund, which varies over time. We have a Board of Trustees that has overall responsibility for overseeing our management and operations. The same Trustees also serve on the Master Fund’s Board of Trustees, where they have overall responsibility for overseeing the Master Fund’s management and operations. See “Management of the Company and the Master Fund.”
While the Master Fund is expected to continuously offer its common shares and have an indefinite life, our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by our Board of Trustees. We will have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2022). Other feeder funds may be created over time that will invest all or substantially all of their assets in the common shares of the Master Fund. It is the Board of Trustees’ intention that no future feeder fund will liquidate prior to the Company’s liquidation. Furthermore, Carey Credit Income Fund 2016 T ("CCIF 2016 T"), a feeder fund that predates us, will liquidate before our stated liquidity event. In the event that CCIF 2016 T liquidates, the Master Fund may sell some of its investments, borrow additional funds, or use capital raised from other feeder funds, such as ours, to meet the liquidation needs of CCIF 2016 T.
The Master Fund makes the investments described in this prospectus with the proceeds it receives from (i) the sale of our Shares and (ii) equity capital invested by any other BDC regulated under the 1940 Act that has a principal investment strategy of investing all or substantially all of its assets in the Master Fund.
The investment advisor to the Master Fund is W. P. Carey. W. P. Carey oversees the management of the Master Fund’s activities and is responsible for making investment decisions and corporate borrowing recommendations for the Master Fund’s portfolio. W. P. Carey also serves as the Company’s and the Master Fund’s administrator, providing and overseeing the administrative services needed to operate the Company and the Master Fund. See “Company Profile - Our Advisors.” W. P.

i

Carey has engaged Guggenheim to act as the Master Fund’s Sub-Advisor. Guggenheim assists W. P. Carey in identifying investment opportunities, makes investment recommendations for approval by W. P. Carey, and executes on its trading strategies subject to guidelines set by W. P. Carey. See “Company Profile - Our Advisors.”

SUITABILITY STANDARDS
Our Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means, such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering, which require that a purchaser of Shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings, and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary.
Those selling Shares on our behalf, and selected dealers and registered investment advisers recommending the purchase of Shares, are required to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives, and must maintain records of the information used to determine that an investment in the Shares is suitable and appropriate for each investor. In making this determination, consideration should be given to the illiquid nature of the security and the fact that we will have a finite term of up to five years from the closing of our offering (contemplated to be on or before December 31, 2022). The selected dealer, authorized representative, or other person selling Shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:
•the fundamental risks of the investment;
•the lack of liquidity of the Shares;
•the restrictions on transferability of the Shares;
•the background and qualification of our Advisors; and
•the tax consequences of the investment.
In purchasing Shares, custodians or trustees of employee pension benefit plans or individual retirement accounts (“IRAs”) may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act (“ERISA”), or other applicable laws, and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. In addition, we will not sell Shares to investors in the states named below unless they meet the suitability standards set forth above, as well as the additional requirements as established by those states’ securities regulators:
Alabama - Investors must have a liquid net worth of at least ten times their investment in us and our affiliated programs.
California - Investors must have either (i) a minimum net worth of at least $250,000 and a minimum annual gross income of at least $65,000 or (ii) a minimum net worth of $500,000. Each investor’s maximum investment in this offering may not be more than 10% of his or her liquid net worth. “Liquid net worth” is defined as net worth excluding the value of the investor’s home, home furnishings, and automobiles.
Idaho - Investors must have either (i) a minimum net worth of at least $85,000 and a minimum annual gross income of at least $85,000, or (ii) a minimum net worth of $300,000. In addition, an investor’s total investments in this offering shall not exceed 10% of his or her net worth.
Iowa - Investors who reside in the state of Iowa must have either (i) a minimum liquid net worth of $100,000 and an annual gross income of $70,000 or (ii) a minimum liquid net worth of $350,000. The investor’s maximum investment in the Company cannot exceed 10% of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (assets minus liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Kansas - The Kansas Securities Commissioner recommends that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other non-exchange listed BDCs. “Liquid net worth” is defined as the portion of net worth that consists of cash and cash equivalents and readily marketable securities.
Kentucky - Investors must have either (i) a minimum net worth of at least $85,000 and a minimum annual gross income of at least $85,000, or (ii) a minimum net worth of $300,000. In addition, a Kentucky resident’s investment in our Shares or the shares of our affiliated, non-publicly traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of a person’s net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Maine - The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consist of cash, cash equivalents, and readily marketable securities.
Massachusetts - Each investor’s aggregate investment in this offering and in other illiquid direct participation programs (including real estate investment trusts, other BDCs, oil and gas programs, equipment leasing programs, and commodity pools) may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Nebraska - Investors who are not “accredited investors” as defined in 17 C.F.R. § 230.501 will limit their aggregate investment in shares of us and other non-publicly traded BDCs to 10% of the investor’s net worth (not including home, home furnishings and automobiles).
New Jersey - Investors must have either (i) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (ii) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents, and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, BDCs, oil and gas programs, equipment leasing programs, and commodity pools, but excluding private offerings that are exempt from registration) may not exceed ten percent (10%) of his or her liquid net worth.
New Mexico - Investors may not invest more than 10% of their liquid net worth in us, our affiliates, and other non-traded BDCs. “Liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.
North Dakota - Investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.
Ohio - Investors may not invest more than ten percent (10%) of their liquid net worth in us, our affiliates, and other non-traded BDCs. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Oklahoma - Investors must have either (a) a minimum net worth of at least $100,000 and a minimum annual gross income of $100,000, or (b) a minimum net worth of $250,000. In addition, an Oklahoma investor’s investment in this offering may not exceed ten percent (10%) of his or her net worth. For these purposes, “net worth” is exclusive of an investor’s home, home furnishings, and automobiles.
Tennessee - Investors who are not “accredited investors” as defined in 17 C.F.R. § 230.501 may not invest more than10% of their liquid net worth (exclusive of home, home furnishings, and automobiles) in us.
Texas - Investors must have either (i) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of at least $100,000, or (ii) a minimum liquid net worth of $250,000. For this purpose, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents, and readily marketable securities.
Vermont - Each investor who is not an “accredited investor” as defined in 17 C.F.R. § 230.501 may not purchase an amount of Shares in this offering that exceeds 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities. Vermont residents who are “accredited investors” are not subject to the limitation described in this paragraph.

In addition to investors who meet the minimum income and net worth requirements set forth above, our Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts, and certain other financial institutions. A financial institution that desires to purchase Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, a selected dealer may impose additional suitability requirements to which an investor could be subject.

v

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should carefully read the entire prospectus, including the section entitled “Risk Factors,” before making a decision to invest in our Shares. Unless otherwise noted, the terms “we,” “us,” “our,” “CCIF 2017 T,” and “Company” refer to Carey Credit Income Fund 2017 T. We refer to Carey Credit Income Fund as the “Master Fund.” As we are a feeder fund in a master/feeder fund structure, all references to our portfolio/investments, our investment process or investment strategies, and our risks refer to the Master Fund’s portfolio/investments, the Master Fund’s investment process or investment strategies, and the Master Fund’s risks. Similarly, all references to our investment advisors or our Advisors, our management fee, and our incentive fees refer to the Master Fund’s investment advisors or Advisors, the management fee payable by the Master Fund, and the incentive fees payable by the Master Fund. We refer to Carey Credit Advisors, LLC as “W. P. Carey.” We refer to Carey Financial, LLC as our “Dealer Manager.” We refer to Guggenheim Partners LLC as “Guggenheim Partners.” We refer to Guggenheim Partners Investment Management, LLC as “Guggenheim” or the “Sub-Advisor.” W. P. Carey and Guggenheim serve as our investment advisors and are collectively referred to as our “Advisors.”
Our Company
We are a non-diversified, closed-end management investment company that intends to qualify as a BDC under the 1940 Act. We were formed as a Delaware statutory trust on March 18, 2016 and have not commenced meaningful investment operations as of the date of this prospectus. The Master Fund is externally managed by W. P. Carey and Guggenheim, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We and the Master Fund each intends to elect to be treated for federal income tax purposes, beginning with our taxable years ending [December 31, 2016] and December 31, 2015, respectively, and intend to qualify annually thereafter, as RICs under the Code.
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior (generally as senior secured debt) in a borrower’s capital structure and have repayment priority over other parts of a borrower’s capital structure (i.e., subordinated debt, preferred and common equity). By investing in a more senior attachment point of a borrower’s capital structure, we expect to protect our principal with less risk, which we believe provides for a distinctive risk/return profile as compared to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans, we invest in opportunities that include more broadly syndicated assets, such as bank loans and corporate bonds. In these instances, our portfolio is more heavily weighted towards floating-rate investments, whose revenue streams may increase in a rising interest rate environment. We may also invest in fixed-rate investments, options, or other forms of equity participation, and, to a limited extent and not as a principal investment strategy, structured products such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). We seek to make investments which have favorable characteristics, including closing fees, prepayment premiums, lender-friendly control provisions, and lender-friendly covenants.
Our investment strategy leverages our Advisors’ deep research teams with relative value perspective across all corporate credit asset types. This creates a larger, proprietary opportunity set that lends itself to generating best risk-adjusted investment ideas to us. The strategy strives to create investments with a more attractive combination of risk and reward, better economics, and stronger protections than those offered in traditional transactions.
There can be no assurances that any of the investment objectives, benefits, or expectations described in the preceding paragraphs will be achieved.
Master/Feeder Fund Structure
We serve as a feeder fund in a master/feeder fund structure in that we invest all or substantially all of our assets in the common shares of the Master Fund, a separate externally managed, non-diversified, closed-end management investment company with the same investment objectives and strategies as our investment objectives and strategies. As we raise capital, we will invest in the Master Fund at the net asset value of the Master Fund, which will vary over time. We have a Board of Trustees that has overall responsibility for overseeing our management and operations. The same Trustees also serve on the Master Fund’s Board of Trustees. See “Management of the Company and the Master Fund.”

While the Master Fund is expected to continuously offer its common shares and have an indefinite life, our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by our Board of Trustees. We will have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2022). Other feeder funds may be created over time that will invest all or substantially all of their assets in the common shares of the Master Fund. It is the Board of Trustees’ intention that no future feeder fund will liquidate prior to the Company’s liquidation. It is anticipated that a previous feeder fund CCIF 2016 T will liquidate before our stated liquidity event. In the event that CCIF 2016 T liquidates, the Master Fund may sell some of its investments, borrow additional funds, or use capital raised from other feeder funds, such as ours, to meet the liquidation needs of CCIF 2016 T. If the Master Fund is required to sell a portion of its portfolio securities in order to fund the liquidation of the Company or any other feeder fund, such sales may occur at a disadvantageous time based on adverse market conditions, which may result in the Master Fund, and indirectly the Company, incurring losses or realizing a lower rate of return for its shareholders than it otherwise may realize if it did not have to sell portfolio securities to provide liquidity.
The Master Fund will make the investments described in this prospectus with the proceeds it received from (i) the direct sale of its shares, including the Seed Capital Investments (defined below), (ii) the sale of our Shares, and (iii) equity capital invested by any other BDC regulated under the 1940 Act that has a principal investment strategy of investing all or substantially all of its assets in the Master Fund.
The investment advisor to the Master Fund is W. P. Carey. W. P. Carey oversees the management of the Master Fund’s activities and is responsible for making investment decisions and corporate borrowing recommendations for the Master Fund’s portfolio. W. P. Carey also serves as the Company’s and the Master Fund’s administrator, providing and overseeing the administrative services needed to operate the Company and the Master Fund. See “Company Profile - Our Advisors.” W. P. Carey has engaged Guggenheim to act as the Master Fund’s Sub-Advisor. Guggenheim assists W. P. Carey in identifying investment opportunities, makes investment recommendations for approval by W. P. Carey, and executes on its trading strategies subject to guidelines set by W. P. Carey. See “Company Profile - Our Advisors.”
Seed Capital Investments
W. P. Carey and an affiliate of Guggenheim each invested or caused to be invested $25 million in the Master Fund in exchange for Master Fund common shares (collectively, the “Seed Capital Investments”). The common shares issued by the Master Fund to the providers of its Seed Capital Investments and the common shares issued by the Master Fund to its feeder funds possess identical characteristics, rights, priorities, and preferences.
Use of Proceeds
The Master Fund began investing the proceeds of the Seed Capital Investments on April 2, 2015. We invest the proceeds from each of our weekly subscription closings promptly in the Master Fund. Following receipt of the offering proceeds by the Master Fund, the Master Fund invests such proceeds generally within 30-90 days after each subscription date, in accordance with the Company’s and the Master Fund’s investment objectives and strategies, and consistent with market conditions and the availability of suitable investments. See “Use of Proceeds.”
Distribution Policy
Subject to our Board of Trustees' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a weekly, semi-monthly, or monthly basis, and intend to pay such declared distributions on a monthly basis. Because we intend to qualify as a RIC, we intend to distribute at least 90% of our annual taxable income to our shareholders. A statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the sources of the distributions will be mailed to our shareholders pursuant to IRS tax reporting requirements. See “Distributions.”
We intend to fund our cash distributions to shareholders primarily from the income generated by our investment in the Master Fund. However, we may fund our cash distributions to shareholders from any sources of funds available to us, including expense reimbursements or fee reductions by our Advisors that may be subject to repayment, as well as offering proceeds. We have not established limits on the amount of funds we may use from any available sources to make distributions. Distributions from offering proceeds could also reduce the amount of capital we ultimately invest in the Master Fund. Our distributions may not be based on our investment performance, but may be supported by our Advisors in the form of operating expense support payments pursuant to an expense support and conditional reimbursement agreement (the “Expense Support and Conditional Reimbursement Agreement”). We may be obligated to reimburse our Advisors and these reimbursement payments will reduce the future distributions that you would otherwise receive from your investment. You should understand that such distributions are not based on our investment performance. You should also understand that our repayments to our Advisors in current and future periods will reduce the distributions that you would otherwise be entitled to receive. There can be no assurance that the Master Fund will achieve the performance necessary to sustain distributions to us, or that we will be able to pay distributions at a specific rate, or at all. Our Advisors have no obligation to reduce their advisory fees or otherwise reimburse operating expenses in future periods.

Our Advisors
Our investment advisor is W. P. Carey, which is responsible for the overall management of our investment activities, and our investment sub-advisor is Guggenheim, which is responsible for the day-to-day management of our investment portfolio. Under the overall supervision of our Board of Trustees, W. P. Carey provides (i) investment advisory services under an investment advisory agreement with us (as amended, the “Investment Advisory Agreement”), and (ii) administrative services under an administrative services agreement with us (as amended, the “Administrative Services Agreement”). Guggenheim provides its investment advisory services under a sub-advisory agreement with W. P. Carey and us (the “Investment Sub-Advisory Agreement”). See “Advisory Agreements and Fees.” Furthermore, as required by the Omnibus Guidelines adopted by the North American Securities Administrators Association, our Advisors and their parent entities have an aggregate net worth in excess of $10.8 million. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations.
About W. P. Carey
W. P. Carey is an affiliate of W. P. Carey Inc., and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Founded in 1973, W. P. Carey Inc. is a publicly-traded real estate investment trust (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide. W. P. Carey Inc. has expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. had an enterprise value of approximately $10.4 billion at December 31, 2015. In addition to its owned portfolio of diversified global real estate, W. P. Carey Inc. manages a series of non-traded publicly registered investment programs with assets under management of approximately $11.0 billion. W. P. Carey Inc. is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, it files periodic reports and financial statements with the SEC, copies of which are available on the SEC’s website at www.sec.gov.
For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development, or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been leveraged across a wide variety of companies and industries. W. P. Carey Inc.’s investment process has largely focused on identifying companies with stable and improving credit profiles using a top-down and bottom-up approach, without relying on outside rating agencies. Credit-quality characteristics, capital structure, operating history, margin and ratio analysis, industry market share, and management team are all key considerations in evaluating and determining investment suitability of potential credits. See “Company Profile - Our Advisors.”
About Guggenheim
Guggenheim Investments represents the investment management businesses of Guggenheim Partners and includes Guggenheim, an SEC-registered investment adviser. Guggenheim Partners is a privately-held, global financial services firm with over 2,500 employees and more than $240 billion in assets under management as of March 31, 2016. It produces customized solutions for its clients, which include institutions, governments and agencies, corporations, insurance companies, investment advisors, family offices, and individual investors.
Guggenheim Investments manages $199 billion in assets across fixed income, equity, and alternatives as of March 31, 2016. Its 250+ investment professionals perform research to understand market trends and identify undervalued opportunities in areas that are often complex and underfollowed. This approach to investment management has enabled Guggenheim to deliver long-term results to its clients.
Within Guggenheim Investments is the Guggenheim Corporate Credit Team, which is responsible for all corporate credit strategies and asset management of $66 billion. A unified credit platform is utilized for all strategies and is organized by industry as opposed to asset class, which increases its ability to uncover relative value opportunities and to identify and source opportunities. The scale of the platform, combined with the expertise across a wide range of industries and in-house legal resources, allows Guggenheim to be a solution provider to the market and maintain an active pipeline of investment opportunities. See “Company Profile - Our Advisors.”
The following chart shows the ownership structure and relationship between the Company, W. P. Carey, Guggenheim, and the Dealer Manager:

Market Opportunity
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. We believe there are and will continue to be attractive investment opportunities for a variety of reasons, including the following:

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Scarcity of Capital for Middle Market Companies.  Middle market companies’ access to capital has not improved at the same pace as larger companies’ access. Because middle market borrowers have fewer options than larger borrowers, lenders to this segment achieve attractive economic terms and strong structural protections. This middle market financing gap is likely to persist as credit demand outstrips supply. Future middle market financing demand will likely increase due to impending maturities and more leveraged buyout activity, which will be met by fewer capital providers. Commercial banks are making fewer cash flow loans, in many cases focusing instead on asset based loans. Hedge funds, a primary middle market capital source in past years, have largely exited the market. Mezzanine capital remains available but is largely unsuitable as a one-stop capital solution due to high costs.

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Attractive Middle Market Segment.  We believe the need for middle market financing combined with the lack of supply of capital to the middle market segment has created, and will continue to create, compelling investment opportunities. Compared to larger companies, middle market companies often offer more attractive economic terms and flexibility in the structuring of transactions, which we believe allows us to create more attractive debt instruments. Middle market investments are more likely to have tighter covenants and loan documentation, more attractive fees, and enhanced pricing compared to financing packages of larger companies.

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Significant Amounts of Middle Market Debt Coming Due.  We believe that over $500 billion of debt to middle market companies will face upcoming maturities and need to be refinanced over the next five years. We believe that the large amount of maturities combined with the scarcity of capital for middle market companies will increase demand and provide attractive investment opportunities.

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Changes in the Regulatory Landscape Increasing the Demand for Additional Sources of Debt Financing. The post-crisis sector of commercial banking, driven by heightened oversight and regulatory pressure, is marked by dramatically increased risk management practices and requirements to increase capital and to deleverage. The Dodd Frank Act, Volcker Rule, Basel III, and Leveraged Lending Guidelines attempt to remove systematic risk in the commercial banking market. We believe this provides a need for non-traditional sources of debt financing to fill the gap where traditional sources play a reduced role. We believe the scale of our platform allows us to fulfill a differentiated role in deals that capitalize on these secular shifts in the debt capital markets, including, but not limited to, an active role in syndicated deals.

See “Company Profile - Market Opportunity.”

Our Potential Competitive Strengths
As a BDC with a particular focus on lending activities, we may experience competition from other BDCs, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds, and institutional investors, many of which generally have greater financial resources than we do for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts our ability to raise capital, find suitable corporate borrowers that meet our investment criteria, and acquire and originate loans to these corporate borrowers. We may also face competition from other funds in which affiliates of our Advisors participate or advise.
We believe we have the following competitive strengths over other capital providers in our markets, which will allow us to capitalize on attractive market opportunities:

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Corporate Credit Expertise.  Together W. P. Carey Inc. and Guggenheim have over 50 years of investing in corporate finance-focused credit and real estate underwriting. For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development, or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been successfully leveraged across a wide variety of companies and industries. Furthermore, Guggenheim’s core team has been together since 2001, managing $66 billion in corporate credit strategies. This has allowed them to become a market leader in structuring and investing in middle market private debt, with approximately $6.9 billion in 133 privately-negotiated debt transactions since 2002.

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Sourcing Capabilities and Breadth of Corporate Credit Platform.  Guggenheim’s corporate credit team invests across the spectrum with investment grade, high yield, bank loans, and private debt all on one platform. This structure, along with W. P. Carey Inc.’s 40-year track record of sourcing and consummating investment opportunities, gives us perspective on relative value, access to better information and more detailed diligence on potential investments, and provides us with more sourcing opportunities. Our Advisors have investing experience and, as a result, maintain relationships with a number of important investment sources, such as private equity sponsors, investment banks, insurance companies, and commercial banks, as well as corporate entities and high net worth individuals. The depth and breadth of our Advisors’ resources and capabilities allow us to analyze complex transactions in a short time frame and give us the ability to finance entire or large portions of capital structures, providing a one stop solution for the borrower.

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Ability to Evaluate, Structure, and Execute Solutions.  Our Advisors’ experience and expertise in evaluating, structuring, and executing investments allows us to implement a strategy with an attractive combination of risk and reward. Our Advisors’ deep resources, including Guggenheim’s 15-person internal legal team, enable us to create investments with privately-negotiated economic terms and strong structural protections.

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Depth of Corporate Credit Research Capabilities.  Our investment process is designed to utilize the collective insight of both W. P. Carey Inc. and Guggenheim. W. P. Carey Inc. has expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. had an enterprise value of approximately $10.8 billion at March 31, 2016. In addition to its owned portfolio of diversified global real estate, W. P. Carey Inc. manages a series of non-traded publicly registered investment programs with assets under management of approximately $11.6 billion. Guggenheim’s team is comprised of more than 100 investment professionals with a database of more than 1,000 companies, investing across all levels of a company’s capital structure. Their combined investment process includes company and financial analysis, coupled with a legal due diligence team that has an active role in structuring transactions. This allows our Advisors to select investments they believe to have the best risk/return profile, with adequate investor protection, and to quickly commit to term sheets in order to capitalize on those opportunities.

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Focus on Protecting Capital.  With our Advisors’ large credit platform and deal structuring expertise, they are able to heavily negotiate economic terms and secure stronger structural protections for our investments. Stress testing companies in various environments is a critical part of our Advisors’ screening process, and the Advisors intend to subject each company to a sensitivity analysis that considers many factors that could affect investment performance. After establishing a company’s enterprise value, our Advisors focus on asset coverage, cash flow, liquidation preference, and rules to determine the areas of a company’s capital structure that deliver the best packages of risk and return. For each potential investment, the legal team works closely with industry analysts to create a worst-case scenario that determines the level of control we would have, and that ensures we would be fairly compensated given our position in the capital structure.

See “Company Profile - Our Potential Competitive Strengths.”

Our Investment Strategy
Our investment strategy leverages our Advisors’ deep research teams with a relative value perspective across all corporate credit asset types and industries, creating a larger, proprietary opportunity set that lends itself to generating best ideas. This strategy focuses on investing primarily in large, privately-negotiated loans to private middle market U.S. companies. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management.
While we intend to consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

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Upper Middle Market Focus.  We seek to invest in private middle market U.S. companies, which typically have better credit characteristics than their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDA of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion.

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Favorable Position in the Capital Structure.  Our portfolio generally consists of senior secured debt investments. Our investment process enables us to look at investments up and down the capital structure, allowing us to make investments at points in the capital structure where we believe we can participate in the best risk-adjusted return profile.

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Experienced Management Team and Strong Equity Owner Support.  We seek to invest in companies with management teams and equity owners that are experienced and exhibit a strong operating track record. We favor companies in which management’s incentives are tied closely to the long-term goals of the business. Additionally, we seek to invest in businesses where we believe the owners will continue to support the company.

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Sustainable Profitability and Cash Flow.  We intend to invest in companies that have an established track record of strong profitability and stable positive cash flow. We believe these businesses will be well positioned to maintain cash flow to cover interest and principal payments due to us, and also to take advantage of growth opportunities for their businesses. Specifically, we do not intend to invest in early stage or seed companies. As a BDC, we generally must invest at least 70% of our total assets in “qualifying assets,” which, under relevant SEC rules, includes all private U.S. companies and companies whose securities are not listed on a national securities exchange.

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Well-defined Market Niche and Industry Focus.  We intend to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages in their respective industry. We expect to invest across industries and not focus on any specific industry.

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Broad Target Geography with a Sizeable Concentration in the U.S.  We focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a below investment grade rating by Moody’s Investors Service and/or Standard & Poor’s, or will not be rated by any rating agency but will be of similar quality to below investment grade securities (e.g., junk bonds). Debt securities rated below investment grade (e.g., junk bonds) are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s ability to pay interest and repay principal. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors, subject to oversight by our Board of Trustees.
Other Factors Affecting Portfolio Construction
As a BDC that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code. For a description of certain valuation risks associated with our investments in privately-owned companies, see “Risk Factors - Risks Related to Our Business - A significant portion of our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board of Trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.”

In addition, we generally are not permitted to co-invest alongside certain affiliates of our Advisors in privately-negotiated transactions, absent an exemptive order from the SEC, including certain investments originated and directly negotiated by Guggenheim. We have applied for exemptive relief with the SEC in order to participate in these co-investment transactions. However, we may not receive an exemptive order from the SEC, or such an exemptive order may take a long time to obtain, thereby delaying our ability to engage in these co-investment transactions.
Advisors’ Fees
The Company does not incur a separate advisory fee, but the Company and its shareholders are indirectly subject to the Master Fund’s advisory fee on a pro rata basis. The Master Fund pays W. P. Carey a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee. The Investment Sub-Advisory Agreement between W. P. Carey and Guggenheim provides that Guggenheim will receive 50% of all fees payable to W. P. Carey under the Investment Advisory Agreement. The management fee is calculated at the following annual rates based on the simple average of the Master Fund’s gross assets (i.e., total assets) at the end of the two most recently completed calendar months and is payable monthly in arrears:
Management Fee Annual Rate
2.000% on the portion of assets below $1 billion;
1.875% on the portion of assets between $1 billion and $2 billion; and
1.750% on the portion of assets above $2 billion.
The incentive fee comprises the following two parts:

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An incentive fee on net investment income (the “subordinated incentive fee on income”) is calculated and payable quarterly in arrears, and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.875% on average adjusted capital. The quarterly incentive fee on net investment income is (i) 100% of the pre-incentive fee net investment income of between 1.875% and 2.344% of average adjusted capital, plus (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital. For purposes of computing the subordinated incentive fee on income, the calculation methodology looks through derivatives or swaps as if the Master Fund owned the reference assets directly. Therefore, Net Interest, if any, associated with a derivative or swap (which is defined as the difference between (a) the interest income and fees received in respect of the reference assets of the derivative or swap and (b) all interest and other expenses paid by the Master Fund to the derivative or swap counterparty) is included in the calculation of quarterly pre-incentive fee net investment income for purposes of the subordinated incentive fee on income.

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An incentive fee on capital gains is calculated and payable in arrears as of the end of each calendar year. It is equal to 20% of realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), except as described in the next sentence. For purposes of computing the incentive fee on capital gains, the calculation methodology looks through derivatives or swaps as if the Master Fund owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the incentive fee on capital gains.

The incentive fee may induce our Advisors to make investments that are more risky or more speculative than would otherwise be the case. Similarly, because the management fee is calculated based on the Master Fund’s gross assets (including any borrowings for investment purposes), our Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors - Risks Related to our Advisors and Their Respective Affiliates - Our incentive fee may induce our Advisors to make speculative investments” and “Advisory Agreements and Fees.”
Suitability Standards
Pursuant to applicable state securities laws, Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the Shares, which means that investors will likely have limited ability to sell their Shares. As a result, we have established suitability standards that require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include an investor’s home, home furnishings, or personal automobiles. In addition, our Dealer Manager requires that a potential investor (a) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (b) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (c) has apparent understanding of (A) the fundamental risks of the investment, (B) the risk that such investor may lose his or her entire investment, (C) the lack of liquidity of the Shares, (D) the background and qualifications of our Advisors, and (E) the tax consequences of the investment. See “Suitability Standards” for further details and additional suitability requirements that may apply to residents of specific states or clients of selected dealers.
Plan of Distribution
We are publicly offering, through our Dealer Manager, on a best efforts basis, a maximum of 105,263,158 Shares at the current public offering price of $9.50 per share. If or when our net asset value per share increases above our net proceeds per share as stated in this prospectus, our Board of Trustees will increase our public offering price to ensure that Shares are sold at a net price (after deduction of selling commissions and Dealer Manager fees) that is not below our net asset value per share. See “Plan of Distribution.”
Our Dealer Manager is an affiliate of W. P. Carey and a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corporation (“SIPC”). Our Dealer Manager is not required to sell any specific number or dollar amount of Shares, but has agreed to use its best efforts to sell the Shares offered. The minimum permitted purchase is $2,000 in Shares (or $2,500 for New York non-IRA investments).
We will schedule weekly closings on subscriptions received and accepted by us. Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any fees and expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription until at least five business days after the date you receive this prospectus. See “Plan of Distribution.”
Distribution and Shareholder Servicing Fees
Beginning the first calendar quarter after the close of our primary offering, our Shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per share in order to compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale, and distribution of our Shares, and/or for providing shareholder services. Because the distribution and shareholder servicing fees are paid out of our assets on a quarterly basis, over time these fees will increase the cost of your investment.
We will cease paying the distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and shareholder servicing fees, any organization and offering fee paid to the Dealer Manager for underwriting, and underwriting compensation paid by the Company and shareholders, equals 10% of the gross proceeds from our offering excluding proceeds from Share sales pursuant to our DRP; and (ii) the date at which a Liquidity Event occurs.
Beginning the second calendar quarter after the close of our primary offering, our Dealer Manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100% of the distribution and shareholder servicing fees for services that such broker-dealers perform in connection with the distribution of our Common Shares.
The distribution and shareholder servicing fees will accrue daily and be paid quarterly in arrears. The distribution and shareholder servicing fees are payable with respect to all Shares, excluding shares issued under our DRP.
Shareholder Liquidity Strategy
We will have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2022). At any time prior to December 31, 2022, W. P. Carey may recommend to our Board of Trustees that it approve a complete Liquidity Event. A Liquidity Event could include: (i) the purchase by the Master Fund for cash of all our Master Fund shares at net asset value and the distribution of that cash to our shareholders on a pro rata basis in connection with our complete liquidation and dissolution; or (ii) subject to the approval of the shareholders of each feeder fund, a listing of the shares of the Master Fund on a national securities exchange and the liquidation and dissolution of each feeder fund, including us, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund. However, if the Board of Trustees determines that it would not be in the best interests of shareholders to pursue a Liquidity Event at that time due to adverse market conditions, the Board of Trustees could delay pursuing a Liquidity Event for at most an additional one year period. In the sole discretion of the Board of Trustees, shareholders may be offered the ability to re-invest their liquidation proceeds into another feeder fund or exchange their shares for shares in another feeder fund.
To provide limited, interim liquidity to our shareholders, we intend to conduct quarterly tender offers in accordance with the Exchange Act. This will be the only source of liquidity for our shareholders offered by us prior to a Liquidity Event. See “Share Repurchase Program.”

Our Distribution Reinvestment Plan
We have adopted a DRP that allows our shareholders to have the full amount of their cash distributions reinvested in additional Shares. See “Distribution Reinvestment Plan.”
Share Repurchase Program
We do not currently intend to list our Shares on any securities exchange and we do not expect a secondary market in the Shares to develop. As a result, if you purchase Shares, your ability to sell your Shares will be limited. We intend to commence a share repurchase program, in which we intend to repurchase, during each calendar quarter, up to 2.5% of the weighted average number of Shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during our first year) at a price estimated to be equal to our net asset value per share as of the end of the preceding calendar quarter. At the discretion of our Board of Trustees, we intend to limit the number of Shares to be repurchased during any calendar year to the number of Shares we can repurchase with cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase Shares. Our Board of Trustees may amend, suspend, or terminate the share repurchase program at any time. All Shares purchased by us pursuant to the share repurchase program will be retired and thereafter will be authorized and unissued shares. See “Share Repurchase Program.”
Our assets consist primarily of our investment interest in the Master Fund. Therefore, in order to finance our repurchase of Shares, we will seek to liquidate a portion of our interest in the Master Fund each quarter. Thus, each of our quarterly repurchase offers will be conducted in parallel with similar repurchase offers made by the Master Fund. Our Board of Trustees also serves as the Board of Trustees for the Master Fund and we expect that the Master Fund will conduct quarterly repurchase offers in order to permit us (and any other feeder fund) to meet our (and its) quarterly repurchase obligations. We cannot make a repurchase offer larger than that made by the Master Fund, and we expect that each quarterly repurchase offer by the Master Fund will generally apply to up to 2.5% of the Master Fund’s average number of shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during the Master Fund’s first year). The Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any quarterly repurchase offer.
Reports to Shareholders
Within 45 days after the end of each fiscal quarter (other than the fourth quarter of each year), we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We intend to provide a copy of our annual report on Form 10-K to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC, or to all shareholders of record in preparation for our annual shareholders meeting. These reports, including any prospectus supplements, current reports on Form 8-K, and any amendments to these listed reports are made available free of charge on our website at www.careycredit.com and on the SEC’s website at www.sec.gov. See “Description of Our Capital Stock - Reports to Shareholders.”
Taxation of Our Company
We intend to elect to be treated for federal income tax purposes, beginning with our taxable year ending December 31, 2017, and intend to qualify annually thereafter, as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on ordinary income or capital gains we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our ability to be subject to tax as a RIC, we must meet specified source-of-income and asset diversification requirements, and distribute each taxable year an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will monitor our transactions to endeavor to prevent our disqualification as a RIC. See “Tax Matters.”
Risk Factors
An investment in our Shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our Shares. Risks involved in an investment in us include (among others) the following:

•
We are a new company and are subject to all of the business risks and uncertainties associated with any business without an operating history, including the risk that we will not achieve our investment objectives and that the value of our Shares could decline substantially.

•	You should not expect to be able to sell your Shares regardless of how we perform.

•
If you are able to sell your Shares, you will likely receive less than your purchase price and the current net asset value per share. Because you will be unable to sell your Shares, you will be unable to reduce your exposure during any market downturn.

•	We do not intend to list our Shares on any securities exchange and we do not expect a secondary market in the Shares to develop.

•
We intend to implement a share repurchase program. Only a limited number of Shares will be eligible for repurchase and any such repurchases will be at a price estimated to be equal to our net asset value per share as of the end of the preceding calendar quarter.

•	You should consider that you may not have access to the money you invest until the completion of the Company’s finite term (contemplated to be on or before December 31, 2022).

•
An investment in our Shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Company Profile - Shareholder Liquidity Strategy,” and “Suitability Standards.”

•	We have a finite term and we may liquidate our assets at a time that is disadvantageous based on adverse market conditions, which may result in our incurring losses on our investments.

•
CCIF 2016 T also has a finite term and the timing of its liquidation will likely occur before any liquidation that we may have. CCIF 2016 T's liquidation may be at a time that is disadvantageous to the Master Fund and, thus, our shareholders through the interest we hold in the Master Fund.

•
Our distributions may not be based on our investment performance, but may be supported by our Advisors in the form of operating expense support payments pursuant to the Expense Support and Conditional Reimbursement Agreement. We are conditionally obligated to reimburse our Advisors and these reimbursement payments will reduce the future distributions that you would otherwise receive from your investment.

•
Our portfolio companies may request our assistance in the management of their affairs, however we may not have director or shareholder controls over the business affairs of the companies to which we loan capital. In addition, our investments in portfolio companies are structured to be held until maturity and may not provide us with favorable terms for short-term liquidity of the capital that we invest in them.

•
We have not established any limit on the extent to which we may use borrowings or offering proceeds to fund distributions to shareholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, particularly during the period before we have substantially invested our net offering proceeds, which may result in commensurate reductions in net asset value per share.

•	This is a “best efforts” offering; if we are unable to raise substantial funds we will be more limited in the number and type of investments we may make.

•
Our investments may include original issue discount instruments (“OID”) and payment-in-kind (“PIK”) interest. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of the cash representing such income. We would generally be required to distribute any such OID to satisfy the distribution requirement applicable to RICs, which is described below in “Tax Matters.”

•
Portions of the distributions that we make to you may represent a return of capital, which is a return of a shareholder’s original investment in the Company, after subtracting sales load, fees, and expenses directly or indirectly paid by a shareholder. While a return of capital is not currently taxable, it will lower a shareholder’s investment tax basis in the Company, which may subject the shareholder to tax consequences in the future in connection with the sale of Company Shares, even if sold at a loss to the shareholder’s original investment.

•
The inability of a borrower in the Company’s portfolio to pay interest and principal when due may contribute to a reduction in the net asset value per share of the Company’s Shares, the Company’s ability to pay dividends and to service its contractual obligations, and may negatively impact the market price of the Company’s Shares and other securities that it may issue.

•
When interest rates increase, floating-rate interest rate reset features on debt instruments may make it more difficult for borrowers to repay their loans and will make it easier for our Advisors to meet their income incentive fee threshold without any additional effort.

•
The Company will likely recover little or no unpaid principal or interest if any of its borrowers were to default, even when such debt obligations are first lien or second lien debt obligations, or are otherwise secured.

•	Investors may lose all or part of their investment in the Company.

•	There are actual and potential conflicts of interest presented by an investment in the Shares of the Company. See “Potential Conflicts of Interest.”

FEES AND EXPENSES
The following table is intended to assist you in understanding the fees and expenses that an investor in our Shares will bear, directly at the Company level and indirectly from the Master Fund. The fees and expenses presented in the table below under the caption “Annual expenses” (i) represent estimated amounts for the Company’s initial 12 months of operations , (ii) are based on the assumption that the Company raises approximately $413 million in gross proceeds over the Company's initial 12-months of operations, and (iii) are based on the assumption that the Master Fund raises approximately $635 million in equity capital from the Company and other feeder funds over the Company's initial 12-months period of operations. Note also that the distribution and shareholder servicing fee is not activated until after the Company's initial 12-months of operations. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses
(as a percentage of public offering price per share)
Sales load (1)	5.75%
Distribution reinvestment plan fees (2)	—
Total shareholder transaction expenses	5.75%
Annual expenses
(as a percentage of net assets attributable to Shares) (3)
Base management fee (4)	2.87%
Incentive fees (20% of pre-incentive fee net investment income and capital gains) (5)	—
Distribution and shareholder servicing fees (6)	0.90
Interest expense for borrowed funds (7)	1.68
Other expenses (8)	1.87
Total annual expenses	7.32%
Example:    We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our Shares. In calculating the following expense amounts, we have assumed that: (i) the Master Fund has indebtedness equal to approximately 50% of its average net assets, (ii) our annual expenses remain at the levels set forth in the table above, with the exception of a) the portion related to the amortization of offering expenses that is included in Other Expenses and b) the delayed accrual of the distribution and shareholder servicing fees until after the completion of this offering, (iii) the portion of our annual expenses pertaining to offering expenses is only applicable over the first 24 months after the launch of the Company’s public offering due to the declining amortization of such offering expenses, (iv) the distribution and shareholder servicing fees commence 12 months after the launch of the Company’s public offering and continues until the sum of the up-front sales load (i.e., 5.75%) and the distribution and shareholding servicing fee payments equals 10% of the $1,000 initial investment, (v) the annual return on investments before fees and expenses is 5%, (vi) the net annual return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value at the end of each year, and (vii) subscribers to our Shares will pay an up-front selling commission of up to 3% and Dealer Manager fees of up to 2.75% with respect to Shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:	$110	$235	$361	$658
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return solely from realized capital gains:	$124	$275	$424	$761
While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, our expenses would likely be higher. If the 5% annual return is generated entirely from annual realized capital gains, an incentive fee on capital gains under the Master Fund's Investment Advisory Agreement would be incurred. See “Advisory Agreements and Fees” for information concerning incentive fees.

(1)
You will pay to our Dealer Manager a maximum up-front sales load of 5.75% of the public offering price for combined selling commissions and Dealer Manager fees in accordance with the terms of the dealer manager agreement (the “Dealer Manager

Agreement”). Our Dealer Manager will engage unrelated, third-party selected dealers in connection with the offering of Shares. In connection with the sale of Shares by selected dealers, our Dealer Manager will re-allow and pay selected dealers up to: (i) 3% of the gross proceeds from their allocated sales and (ii) 2.75% for Dealer Manager fees. See “Plan of Distribution” for a description of the circumstances under which selling commissions and/or Dealer Manager fees may be reduced or eliminated in connection with certain purchases. Selling commissions and Dealer Manager fees will not be paid in connection with the purchase of Shares pursuant to the DRP.

(2)	The expenses of the DRP are included in “Other expenses” in the table above. See “Distribution Reinvestment Plan.”

(3)
These amounts assume (i) the Company sells $413 million (gross proceeds) worth of its Shares within the initial 12-month period of operations, and (ii) that the Master Fund raises net proceeds of $635 million in the same 12-month period(which will be sourced from feeder funds only). It also assumes that the Master Fund borrows funds approximately equal to 50% of its net assets for investment purposes. The Company’s actual net assets will depend on the number of Shares it actually sells, realized gains/losses, unrealized appreciation/depreciation, and share repurchase activity, if any. There can be no assurance that the Master Fund will sell $635 million worth of its shares. If the Company sells less than $413 million worth of its Shares in the 12-month period described above, and/or if the Master Fund raises less than $635 million in net proceeds from the sale of its shares to the Company and other feeder funds in the 12-month period described above, then the fees and expenses presented in this Fees and Expenses table would be higher.

(4)
The base management fee paid by the Master Fund to our Advisors is calculated at the following annual rates based on the simple average of the Master Fund’s gross assets (i.e., total assets) at the end of the two most recently completed calendar months and is payable monthly in arrears:

Management Fee Annual Rate
2.000% on the portion of Master Fund’s assets below $1 billion,
1.875% on the portion of Master Fund’s assets between $1 billion and $2 billion; and
1.750% on the portion of Master Fund’s assets above $2 billion

Derivatives will be valued based on their fair value. We have assumed the maintenance of borrowings at approximately 50% of the Master Fund’s net assets. Our portion of the base management fee estimate in the Fees and Expenses table is greater than 2% since it is computed as a percentage of our net assets for presentation purposes in this Fees and Expenses table. In addition, if the Master Fund borrows funds in excess of the 50% debt-to-net asset value ratio, then the base management fee in relation to our net assets would be higher than the estimate presented in the Fees and Expenses table. See note (7) below.

(5)
The incentive fee earned by W. P. Carey is incurred at the Master Fund level. The Master Fund may have capital gains and investment income in excess of threshold performance levels that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into two parts:

(i)
a subordinated incentive fee on income, which, at a maximum, for any calendar quarter in which pre-incentive fee net investment income exceeds 2.344% of the Master Fund’s average adjusted capital, will equal 20% of the amount of pre-incentive fee net investment income (no subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.875% on the Master Fund’s average adjusted capital); and

(ii)
an incentive fee on capital gains that will equal 20% of the Master Fund’s realized capital gains on a cumulative basis from inception, net of (A) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (B) the aggregate amount, if any, of previously paid incentive fees on capital gains as calculated in accordance with GAAP.

The incentive fees are based on the Master Fund’s performance and will not be paid unless we achieve certain goals. As we cannot predict whether the Master Fund will meet the necessary performance targets, we have assumed an incentive fee of 0% in this Fees and Expenses table. No incentive fees were incurred in 2015.

(6)
Beginning in the first calendar quarter after the close of the CCIF 2017 T primary offering, estimated to be April 1, 2018, CCIF 2017 T shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per share to compensate the Dealer Manager, participating broker-dealers, and investment representatives for services and expenses related to the marketing, sale, and distribution of the CCIF 2017 T shares and/or for providing shareholder services. Because the distribution and shareholder servicing fees are paid out of the assets of CCIF 2017 T on a quarterly basis, over time these fees will increase the cost of your investment in the Company. See “Prospectus Summary - Distribution and Shareholder Servicing Fees.” For the purpose of the presentation of the distribution and shareholder servicing fees in the table above, net assets is assumed to equal the net purchase price of all shares, and therefore it is presented as 0.90% of net assets even though it is computed on the basis of net purchase price of shares sold in this offering (excluding shares sold through the distribution reinvestment plan).

(7)
The Master Fund will borrow funds to make investments, including before it has fully invested the proceeds of the Company’s continuous offering. The costs associated with such borrowings will be indirectly borne by our investors. The estimate in the Fees and Expenses table is based on the assumption that the Master Fund borrows for investment purposes an amount approximately equal to 50% of its net assets and that the average annual cost on the amounts borrowed is approximately 3.46% including interest, unused commitment fees and the amortization of deferred financing costs.

The Master Fund’s ability to borrow funds during the next 12 months depends, in large part, on (i) the amount of capital we are able to raise through the sale of Shares registered in this offering and (ii) the amount of capital other feeder funds are able to raise through the sale of their shares.

(8)
Other Expenses include the Company’s pro rata indirect share of the Master Fund’s anticipated other expenses. The category of Other Expenses include professional fees, administration fees, investor servicing fees, shareholder reporting costs, custody fees, trustee fees, insurance costs, organization costs, and other expenses that the Company will bear directly or indirectly through the Master Fund. These expenses represent 85 basis points of the 1.87% for “Other expenses” in the Fees and Expenses table above. The potential for expense support by the Advisors is disregarded in this presentation.

We expect to incur approximately $3.0 million of continuous offering costs, excluding sales load, over the 12 month offering period, assuming we raise approximately $413 million in gross proceeds. Periodic offering expenses incurred by us, are regularly capitalized on the Company’s statement of assets and liabilities as deferred offering expenses and expensed to the Company’s statement of operations over 12-month periods. Therefore, 102 basis points of “Other expenses” presented in the Fees and Expenses table above represent 12 months of offering expenses as recognized according to this amortization policy. At the end of our offering period, any remaining deferred offering expenses will be fully amortized within the next 12 month period after the conclusion of our offering.
Our Advisors are responsible for the payment of our organization and offering expenses to the extent they exceed 1.5% of the aggregate gross proceeds from the Company’s offering, without recourse against or reimbursement by us, regardless of the amount of Shares sold in this offering. Therefore, if we sold all registered Shares under this offering and assuming that no Shares were sold under the DRP, then the maximum organization and offering expenses to be incurred by the Company would be $15 million. However, we expect to incur approximately $3.0 million over the entire offering period.
See “Management Discussion and Analysis of Financial Condition and Results of Operations - Operating Expenses.”

CERTAIN QUESTIONS AND ANSWERS
Q:   What are BDCs?

A:
BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act. BDCs typically invest in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed, and may qualify to elect to be taxed as RICs for federal tax purposes, if they so choose.

Q:   What is a RIC?

A:
A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders as taxable distributions. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year an amount generally at least equal to 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q:   What is a “best efforts” securities offering and how long will this securities offering last?

A:
When Shares are offered to the public on a “best efforts” basis, the selected dealers participating in the offering are only required to use their best efforts to sell such Shares. Selected dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the Shares. Our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by our Board of Trustees.

Q:   At what periodic frequency do we intend to accept and close on subscriptions?

A:	Our intention is to schedule weekly closings on subscriptions received and accepted by us.
Q:   Will I receive a share certificate?

A:
No. Our Board of Trustees has authorized the issuance of Shares without share certificates. All Shares are issued in book-entry form only. The use of book-entry registration protects against loss, theft, or destruction of share certificates and reduces our offering costs and transfer agency costs.

Q:    Can I invest through my IRA, SEP, or after-tax deferred account?

A:
Yes, subject to the suitability standards. A custodian, trustee, or other authorized person must process and forward to us subscriptions made through IRAs, simplified employee pension plans (“SEPs”), or after-tax deferred accounts. In the case of investments through IRAs, SEPs, or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee, or other authorized person. Please be aware that in purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws, and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	What are the risks to investing in this offering?

A:	Investing in our Shares may be considered speculative and involves a high degree of risk. See “Risk Factors” to read about the risks you should consider before purchasing our Shares.

Q:	What kinds of fees will I be paying?

A:
There are two types of fees that you will incur. First, there are shareholder transaction expenses, which are calculated as a percentage of the public offering price and made up of offering expenses as well as the ongoing distribution and shareholder servicing fees. Second, as an externally managed BDC, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under the Investment Advisory Agreement, and administrative costs that are payable by the Master Fund under the Administrative Services Agreement. See “Fees and Expenses” and “Advisory Agreements and Fees” for more information.

Q:	What are the similarities and differences between the feeder funds?

A:
In order to provide prospective investors with more flexibility in their business arrangements with financial advisors, there are currently two feeder funds being offered which invest solely in the Master Fund. CCIF 2017 T is being offered pursuant to this prospectus, and it is available primarily to investors working with registered representatives of FINRA broker/dealer member firms receiving transaction based compensation. See “Plan of Distribution - Share Distribution Channels.” Carey Credit Income Fund - I (“CCIF - I”) is being offered pursuant to a separate prospectus and it is available for purchase by (i) clients of financial intermediaries who charge such clients, including individuals, investment companies, corporations, endowments, and foundations, an ongoing fee for advisory, investment, consulting, or related services, (ii) family offices and their clients, (iii) certain other institutional investors, (iv) high net worth investors and (v) investors affiliated with the Advisors and their affiliates, and other individuals identified by management. CCIF - I are not subject to upfront selling commissions but is subject to Dealer Manager fees of up to 3%. Investors can choose to purchase shares of either feeder fund, or both feeder funds, if both feeder funds are available for subscription to the prospective investors. The differences between each feeder fund relate to the shareholder fees and selling commissions payable in respect to each feeder fund, as well as the length of the offering period and length of the finite term of each feeder fund. The following summarizes the differences in account types, fees, selling commissions, and liquidity dates between the feeder funds.

	CCIF - I	CCIF 2016 T	CCIF 2017 T
Account Type	Institutional or Fee-Based	Commission	Commission
Current Offering Price	$25.50	$9.50	$9.50
Sales Commissions (% of offering price)	0.00%	3.00%	3.00%
Dealer Manager Fee (% of offering price)	3.00%	2.75%	2.75%
Annual Distribution and Shareholder Servicing Fee	0.00%	0.90% (1)	0.90% (2)
Liquidity Date	On or before 12/31/2040(3)	On or before 12/31/2021(4)	On or before 12/31/2022(5)

(1)
Beginning in the first calendar quarter after the close of the CCIF 2016 T offering, CCIF 2016 T shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per share to compensate the Dealer Manager, participating broker-dealers, and investment representatives for services and expenses related to the marketing, sale, and distribution of the CCIF 2016 T shares and/or for providing shareholder services.  Because the distribution and shareholder servicing fees are paid out of the assets of CCIF 2016 T on a quarterly basis, over time these fees will increase the cost of your investment in CCIF 2016 T.

CCIF 2016 T will cease paying the distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and shareholder servicing fees, any organization and offering fee paid to the Dealer Manager for underwriting, and underwriting compensation paid by CCIF 2016 T and the shareholders, equals 10% of the gross proceeds from the primary offering of CCIF 2016 T; and (ii) the date at which a Liquidity Event occurs.

(2)
Beginning in the first calendar quarter after the close of the CCIF 2017 T offering, CCIF 2017 T shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per share to compensate the Dealer Manager, participating broker-dealers, and investment representatives for services and expenses related to the marketing, sale, and distribution of the CCIF 2017 T shares and/or for providing shareholder services.  Because the distribution and shareholder servicing fees are paid out of the assets of CCIF 2017 T on a quarterly basis, over time these fees will increase the cost of your investment in CCIF 2017 T.

CCIF 2017 T will cease paying the distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and shareholder servicing fees, any organization and offering fee paid to the Dealer Manager for underwriting, and underwriting compensation paid by CCIF 2017 T and the shareholders, equals 10% of the gross proceeds from the primary offering of CCIF 2017 T; and (ii) the date at which a Liquidity Event occurs.

(3)
CCIF - I will have a finite term of no more than 25 years, contemplated to end on or before December 31, 2040. At any time prior to December 31, 2040, W. P. Carey may recommend to CCIF - I’s Board of Trustees that it approve a complete Liquidity Event, but not prior to the liquidity of CCIF 2016 T or CCIF 2017 T.

(4)
CCIF 2016 T’s offering period will end on or before December 31, 2016, unless otherwise extended for up to 90 days by our Board of Trustees. CCIF 2016 T will have a finite term of no more than five years from the closing of our initial public offering (contemplated to end on or before December 31, 2021). W. P. Carey may recommend to the Board of Trustees at any time that it approve a complete Liquidity Event, and in any event will make such a recommendation no later than December 31, 2021.

(5)
CCIF 2017 T’s offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by our Board of Trustees. CCIF 2017 T will have a finite term of no more than five years from the closing of our initial public offering (contemplated to end on or before December 31, 2022). W. P. Carey may recommend to the Board of Trustees at any time that it approve a complete Liquidity Event, and in any event will make such a recommendation no later than December 31, 2022.

Q:	How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce: (i) the funds available to us for investments in portfolio companies, (ii) the net income generated by us, (iii) funds available for distribution to our shareholders and (iv) the book value of your Shares.

Q:    Are there any restrictions on the transfer of Shares?

A:
No. Shares have no preemptive, exchange, conversion, or repurchase rights and are freely transferable. We do not intend to list our securities on any securities exchange during the offering period and we do not expect there to be a public market for our Shares in the foreseeable future. As a result, your ability to sell your Shares will be limited. We will not charge for transfers of our Shares, except for necessary and reasonable costs actually incurred by us. See “Risk Factors - Risks Related to an Investment in Our Shares.”

Q:    Will I be able to sell my Shares in a secondary market?

A:
We do not currently intend to list our Shares on any securities exchange and we do not expect a secondary market in the Shares to develop. Because of the lack of a trading market for our Shares, shareholders may not be able to sell their Shares promptly or at a desired price. If you are able to sell your Shares, you may have to sell them at a discount to the purchase price of your Shares.

Q:    Will I otherwise be able to liquidate my investment?

A:
We will have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2022). At any time prior to December 31, 2022, W. P. Carey will recommend to our Board of Trustees that it approve a complete Liquidity Event. A Liquidity Event could include: (i) the purchase by the Master Fund for cash of all our Master Fund shares at net asset value and the distribution of that cash to our shareholders on a pro rata basis in connection with our complete liquidation and dissolution; or (ii) subject to the approval of the shareholders of each feeder fund, a listing of the shares of the Master Fund on a national securities exchange and the liquidation and dissolution of each feeder fund, including us, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund. However, if the Board of Trustees determines that it would not be in the best interests of shareholders to pursue a Liquidity Event at that time due to adverse market conditions, the Board of Trustees could delay pursuing a Liquidity Event for at most an additional one year period. In the sole discretion of the Board of Trustees, shareholders may be offered the ability to re-invest their liquidation proceeds into another feeder fund or exchange their shares for shares in another feeder fund.

To provide limited interim liquidity to our shareholders, we intend to conduct quarterly tender offers in accordance with the Exchange Act. This will be the only source of liquidity for our shareholders offered by us prior to a Liquidity Event.

Q:	Will the distributions I receive be taxable?

A:
Yes. Although we intend to qualify and maintain each taxable year our qualification as a RIC and generally not pay federal corporate-level taxes, distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains in the case of individuals, trusts, or estates, regardless of the U.S. shareholder’s holding period for his, her, or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. See “Tax Matters.”

Q:	When will I get my detailed tax information?

A:
Consistent with the requirements of the IRS, we intend to send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Where are the principal executive offices of CCIF 2017 T?

A:	Our principal executive offices are located at 50 Rockefeller Plaza, New York, New York 10020.

Q:	Who can help answer my questions?

A:
If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial adviser, or investment advisory representative. If at any time you wish to receive this prospectus or any amendments to it, you may do so, free of charge, by contacting us through written communication at 50 Rockefeller Plaza, New York, New York 10020, by telephone at 1-800-WP CAREY, or by downloading these materials on our website at www.careycredit.com.

RISK FACTORS
Investing in our Shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Shares. Because we are a BDC, there may be special risks associated with investing in our Shares, including risks associated with investing in a portfolio of small and developing or financially troubled businesses. The risks below include risks associated with investments in the Company specifically, as well as risks generally associated with investment in a company with investment objectives, investment policies, capital structure, or trading markets similar to the Company’s. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our Shares could decline, and you may lose all or part of your investment.
Risks Related to Our Business
We have no meaningful operating history, while the Master Fund has a limited operating history.
We and the Master Fund are relatively new companies and are subject to all of the business risks and uncertainties associated with any business with a relatively short operating history, including the risk that we and the Master Fund will not achieve or sustain our investment objectives and that the value of our Shares could decline substantially.
Our ability to achieve our investment objectives depends on the Advisors’ ability to manage and support our investment process. If the Advisors were to lose a significant number of their respective key professionals, or terminate the Investment Advisory and/or Investment Sub-Advisory Agreement, our ability to achieve our investment objectives could be significantly harmed.
We do not have employees. Additionally, we have no internal management capacity other than our appointed executive officers and are dependent upon the investment expertise, skill, and network of business contacts of our Advisors to achieve our investment objectives. Our Advisors evaluate, negotiate, structure, execute, monitor, and service our investments. Our success will depend to a significant extent on the continued service and coordination of our Advisors, including their respective key professionals. The departure of a significant number of key professionals from W. P. Carey or Guggenheim could have a material adverse effect on our ability to achieve our investment objectives.
Our ability to achieve our investment objectives also depends on the ability of our Advisors to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisors’ capabilities in structuring the investment process, providing competent, attentive, and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, our Advisors may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition, and results of operations.
In addition, both the Investment Advisory Agreement and the Investment Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by us upon 60 days’ notice without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by W. P. Carey upon 120 days’ notice to the Master Fund. The Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by Guggenheim upon 120 days’ notice and may be terminated, without the payment of penalty, by W. P. Carey upon 60 days’ notice if the Master Fund’s Board of Trustees or holders of a majority of the Master Fund’s outstanding common shares so direct. In addition, W. P. Carey and Guggenheim have agreed that, in the event that one of them is removed (other than for cause), or either the Investment Advisory Agreement or the Investment Sub-Advisory Agreement is not renewed, the other will also terminate its agreement with the Master Fund. The termination of either agreement may adversely affect the quality of our investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for the Master Fund to replace W. P. Carey or for W. P. Carey to replace Guggenheim.
Because our business model depends to a significant extent upon relationships with corporations, financial institutions, and investment firms, the inability of the Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that W. P. Carey and Guggenheim will depend on their relationships with corporations, financial institutions, and investment firms, and we rely indirectly to a significant extent upon these respective relationships to provide us with potential investment opportunities. If either W. P. Carey or Guggenheim fails to maintain its existing respective relationships, or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom W. P. Carey and Guggenheim have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns, and result in losses.
We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds, and private credit funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately-owned U.S. companies. Moreover, we have experienced, and may continue to experience, increased competition from banks and investment vehicles who may continue to lend to the middle market, including lending activity in our target market of privately-owned U.S. companies. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans in the middle market for private companies. As a result of these new entrants and regulatory incentives, competition for investment opportunities in privately-owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships, and offer better pricing and more flexible structuring than we are able to do.
We may lose investment opportunities if we do not match our competitors’ pricing, terms, and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification, and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face, and the manner in which we react or adjust to these competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also, we may not be able to identify and make investments that are consistent with our investment objectives.
The amount of any distributions we may make is uncertain. We may not be able to pay distributions or be able to sustain distributions at any particular level, and our distributions per share may not grow over time or may decline. We have not established any limit on the extent to which we may use borrowings, if any, or offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).
Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a weekly, semi-monthly, or monthly basis and intend to pay such distributions on a monthly basis. We expect to pay distributions out of assets legally available for distribution based on our investment performance. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. Distributions from offering proceeds or from borrowings could also reduce the amount of capital we ultimately invest in interests of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.
Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our expense reimbursement agreement.
We expect that for a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions will be funded through the reimbursement of certain expenses by the Advisors, that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisors continue to make such reimbursements of certain expenses. Our future repayments of amounts reimbursed by the Advisors will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. The Advisors have no obligation to reimburse expenses in future periods.

Our distributions may exceed our taxable earnings and profits, particularly during the period before we have substantially invested the net proceeds from our securities offering. Therefore, portions of the distributions that we pay may represent a return of capital to you, which will lower your tax basis in your Shares, which may cause you to experience increases in capital gains in subsequent sales of your Shares, and reduce the amount of funds we have for investment in portfolio companies.
In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares, which may cause you to experience increases in capital gains in subsequent sales of your Shares. Distributions from offering proceeds or from borrowings also could reduce the amount of capital we ultimately have available to invest in interests of portfolio companies.
A significant portion of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board of Trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
As a BDC, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board of Trustees. There is not a public market or active secondary market for many of the securities of the privately-held companies in which we intend to invest. The majority of our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately-negotiated, over-the-counter secondary market for institutional investors. As a result, we will value a significant portion of these securities quarterly at fair value as determined in good faith in accordance with procedures established by our Board of Trustees.
The determination of fair value, and thus the amount of unrealized gains or losses we may recognize in any year, is to a degree subjective, and our Advisors have a conflict of interest in making recommendations of fair value. We will value these securities quarterly at fair value as determined in good faith in accordance with procedures established by our Board of Trustees and based on input from our Advisors and our Audit Committee. Our Board of Trustees may utilize the services of independent third-party valuation firms to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow, current market interest rates, and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board of Trustees may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the net asset value of our Shares and our ability to pay dividends to our shareholders.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our Board of Trustees. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”
We are exposed to risks resulting from the current low interest rate environment.
Since we will borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. The current, historically low interest rate environment can, depending on our cost of capital, depress our net investment income, even though the terms of our investments generally will include a minimum interest rate. In addition, any reduction in the level of interest rates on new investments relative to interest rates on our current investments could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions. Any such developments would result in a decline in our net asset value and in net asset value per share. Not all investments perform alike under different interest rate scenarios. Generally, our variable interest rate debt investments will provide for interest payments based on the three-month London Interbank Offered Rate ("LIBOR") (the base interest rate) and typically, every three months, the base interest rates are reset to then prevailing three-month LIBOR. See “Discussion of Operating Plans - Quantitative and Qualitative Disclosures About Market Risk - Interest Rate Risk” for further information on the impact interest rate changes could have on our results of operations.
Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.
Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria, and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, net asset value, operating results, and the value of our Shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways that our investors may not agree with.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisors. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.
We are a non-diversified investment company within the meaning of the 1940 Act and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we hold large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the issuer’s financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and could negatively impact our business, financial condition and results of operations.
Market and macro-economic disruptions may, in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions may also affect the broader financial and credit markets and may reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these macro-disruptions have resulted in, and may in the future result in, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time or materially worsen in the future, including further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable macro-economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.
Risks Related to Our Investments
Our investments in portfolio companies may be risky and we could lose all or part of our investment.
We intend to pursue a strategy focused on investing primarily in the debt of privately-owned U.S. companies, with a focus on originated transactions sourced through the networks of our Advisors. The following are risks associated with our investments:

•
Senior Secured Loans and Second Lien Loans.  When we invest in senior secured term loans and second lien loans, we generally seek to take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, with respect to our second lien loans, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

•
Subordinated Debt.  Our subordinated, or mezzanine, debt investments will rank junior in priority of payment to senior loans and will generally be unsecured. These characteristics may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income, including PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term, and OID. Loans structured with these features may represent a higher level of credit risk than loans that require interest to be paid in cash at regular intervals during the term of the loan. Since we generally will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will have greater risk than amortizing loans.

•
Structured Products.  We may also invest, to a limited extent, in structured products, which may include CDOs, CLOs, structured notes, and credit-linked notes. These investment entities may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans, and subordinate corporate loans. Generally these are not qualified as eligible portfolio companies (“EPCs”). Investments in the equity tranche or any similarly situated tranche of a structured product involve a greater degree of risk than investments in other tranches, and such investments will be the first to bear losses incurred by a structured product.

•
Equity Investments.  We expect to make selected equity investments in the common or preferred stock of a company. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

•
Investments in Private Investment Funds.  We may invest in private investment funds, including hedge funds, private equity funds, limited liability companies, and other business entities. In valuing our investments in private investment funds, we rely primarily on information provided by managers of such funds. Valuations of illiquid securities, such as interests in certain private investment funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of our Shares. We may not be able to withdraw our investment in certain private investment funds promptly after we have made a decision to do so, which may result in a loss to us and adversely affect our investment returns.

•
Derivatives.  We may invest in derivative investments, which have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Company, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in our portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair value. If we are owed this fair value in the termination of the derivative contract and its claim is unsecured, we will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which we may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Advisors to predict pertinent market movements, which cannot be assured. In addition, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to our derivative investments would not be available to us for other investment purposes, which may result in lost opportunities for gain.

Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, would be rated as below investment grade quality. Debt securities rated below investment grade quality (e.g., junk bonds) are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
We intend to pursue a strategy focused on investing primarily in the debt of privately-owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of the relevant portfolio company.
Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay both the first priority creditors and us in full.
Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers, and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio companies’ obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers, and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents, releases of liens on the collateral, and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or the Advisors sat on the Board of Trustees of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors.
In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower, resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies), we may be subject to allegations of lender liability.
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.
We do not expect to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies, we may not be able to readily dispose of our portfolio company holdings or to sell our holdings at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
We will be exposed to risks associated with changes in interest rates.
We are subject to financial market risks, including changes in interest rates. Because we may borrow money to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.
In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate loans could see their interest payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to pay interest and repay their loans. Our investment portfolio of adjustable-rate loans may also decline in value in response to rising interest rates if the adjustable interest rates do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed interest will likely decline in value.

In periods of market volatility, the market values of fixed income securities, and portfolio companies with adjustable-rate loans, may be more sensitive to changes in interest rates. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.
General interest rate fluctuations may have a substantial negative impact on our investments, our incentive fee, the value of our Shares, and our rate of return on invested capital. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed-rate securities, such payments often occur during periods of declining interest rates, forcing the Company to reinvest in lower yielding securities, resulting in a possible decline in the Company’s income and distributions to shareholders.
An increase or decrease in commodity supply or demand may adversely affect our business.
While we intend to be diversified across industry sectors, a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities may adversely impact the financial performance or prospects of energy or other commodity focused companies in which we may invest. Energy and other commodity focused companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of natural gas, natural gas liquids, crude oil or coal production, rising interest rates, declines in domestic or foreign production of natural gas, natural gas liquids and crude oil, accidents or catastrophic events and economic conditions, among others.
An increase or decrease in commodity pricing may adversely affect our business.
The return on our prospective investments in energy and other commodity sensitive companies will be dependent on the margins received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies in which we may invest to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
We may continue to be subject to certain contingent liabilities arising from the sale or other disposition of our investments.
A significant portion of our investments involve private securities. In connection with the sale or other disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company, typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations are determined to be inaccurate with respect to potential liabilities. These arrangements may constitute contingent liabilities that ultimately could result in funding obligations that we must satisfy through our return of distributions previously made to us on such investment. If this occurs, we could incur losses associated with the payments of amounts in satisfaction of such liabilities. Consequently, the value of our Shares may decline and our future distributions to shareholders may be reduced, although in no event would shareholders be required to return distributions previously paid by us to them on account of such liabilities.
International investments create additional risks.
We expect to make investments in portfolio companies that are domiciled outside of the United States. We anticipate that up to 30% of our investments may be in these types of assets. Our investments in foreign portfolio companies will be deemed “non-qualifying assets,” which means, as required by the 1940 Act, they may not constitute more than 30% of our total assets at the time of our acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments may subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

•	foreign governmental laws, rules, and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;

•	foreign currency devaluations that reduce the value of and returns on our foreign investments;

•	adverse changes in the availability, cost, and terms of investments due to the varying economic policies of a foreign country in which we invest;

•	adverse changes in tax rates, the tax treatment of transaction structures, and other changes in operating expenses of a particular foreign country in which we invest;

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the assessment of foreign-country taxes (including withholding taxes, transfer taxes, and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy, and ownership of assets;

•	changes that adversely affect the social, political, and/or economic stability of a foreign country in which we invest;

•	high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

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deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

•	legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.
In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic, and legal systems that are unpredictable, unreliable, or otherwise inadequate with respect to the implementation, interpretation, and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation, or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return we are able to achieve on such investments. We may also lose the total value of any investment that is nationalized, expropriated, or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic, and legal risks.
To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.
Our investments may include OID and PIK instruments. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•	OID instruments may have unreliable valuations because the accretion of OID as interest income requires judgments about its collectability.

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OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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For accounting purposes, cash distributions to shareholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

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The presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to the Advisors in the form of subordinated incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized.

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In the case of PIK “toggle” debt (debt for which the issuer may defer an interest payment by agreeing to pay an increased coupon in the future, provided that all deferred payments must be made by the instrument’s maturity), the PIK interest election has the simultaneous effects of increasing the investment income, thus increasing the potential for realizing incentive fees.

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The required recognition of OID and PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as such amount represent non-cash income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC.

Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies, and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses.
Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies, and other business entities, expose us to the risks associated with the businesses of such funds or entities. These private investment funds are not registered investment companies and, thus, are not subject to protections afforded by the 1940 Act covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements, and custody requirements.
We rely primarily on information provided by managers of private investment funds in valuing our investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of our Shares. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund’s investment program or policies, therefore our investment portfolio may be subject to additional risks, which may not be promptly identified by our Advisors.
Investments in the securities of private investment funds may also involve duplication of advisory fees and certain other expenses. By investing in private investment funds indirectly through us, you bear a pro rata portion of our advisory fees and other expenses, and also indirectly bear a pro rata portion of the advisory fees, performance-based allocations, and other expenses borne by us as an investor in the private investment funds.
In addition, certain private investment funds may not provide us with the liquidity we require and would thus subject us to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting us to liquidity risk.
We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.
We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps, and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
We intend to invest primarily in privately-held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies, including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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may have shorter operating histories, narrower product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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generally have less predictable operating results; may from time to time be parties to litigation; may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence; and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position. In addition, our executive officers, trustees, and members of the Advisors’ management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.
The lack of liquidity in our investments may adversely affect our business.
We may acquire a significant percentage of our portfolio company investments from privately-held companies in directly negotiated transactions. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately-negotiated, over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.
The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition, and results of operations.
Moreover, securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions, or investor perceptions.
We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Advisors, or any of their respective affiliates have material nonpublic information regarding such portfolio company, or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded commitments.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, or may reduce the expected return on the investment.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

To the extent that we borrow money at the Master Fund, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our Shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisors.
The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
As a BDC, we are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings. We cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so, if any then-current asset coverage requirements are not met. This could have a material adverse effect on our operations and we may not be able to make distributions.
Illustration. The following table illustrates the effect of leverage on returns from an investment in the Master Fund common shares assuming a range of annual returns, net of expenses. The calculated results presented in the table below are hypothetical and actual returns may be higher or lower than those presented. The calculated results are based on the following assumptions:

•	$78.226 million in income earning total assets at the beginning of 2016;

•	$39.0 million in senior securities outstanding at the beginning of 2016;

•	$46.704 million in net assets attributable to Master Fund shareholders; and

•	a current effective interest rate of 3.225% for 2016.
In order to compute the “corresponding return to shareholders,” the “assumed return on our portfolio (net of expenses)” is multiplied by the total assets to obtain an assumed return to us. The interest expense is calculated as the product of the current effective interest rate and the amount of senior securities outstanding. The accrued interest expense as so calculated is then subtracted from the assumed return to us to determine the return available to shareholders. The return available to shareholders is then divided by the total amount of net assets attributable to Master Fund common shareholders to determine the “corresponding return to shareholders.” The amortization of deferred credit facility financing costs and future conditional unused commitment fees are not included in interest expense; actual interest expense may be different.

						Breakeven
Assumed return on our portfolio (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%	1.61%
Corresponding return to shareholders	-19.44%	-11.07%	-2.69%	5.68%	14.06%	0.00%
The illustrative results in the table above indicate that an assumed -5.00% annual return on our earning assets in 2016 would hypothetically result in a -11.07% return to our shareholders. Likewise, an assumed 5.00% annual return on our earning assets in 2016 would hypothetically result in a 5.68% return to Master Fund shareholders. Finally, the Master Fund portfolio must hypothetically earn an annual return of 1.61% in 2016 to cover the annual interest expense on the assumed amount of senior securities outstanding in 2016.
The agreements governing our financing arrangements contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders.
Hamilton Finance LLC (“Hamilton”), a wholly-owned financing subsidiary of the Master Fund, has entered into a financing arrangement with a national commercial bank. The agreement governing this financing arrangement contains various default provisions and operational covenants which, if triggered, could result in the termination of the respective financing arrangement and the acceleration of any amounts outstanding thereunder, which could require the Master Fund or its subsidiary to liquidate positions at a time and/or at a price which is disadvantageous to us. This could result in losses and impact our ability to meet our investment objectives and pay distributions to shareholders.

The Master Fund's or Hamilton's failure to comply with the covenants set forth in the financing arrangement could materially and adversely affect our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders. We cannot assure shareholders that the Master Fund's or its subsidiaries will be able to borrow funds under any such financing arrangements at any particular time or at all. See "Discussion of Operating Plans—Financial Condition, Liquidity and Capital Resources" for a more detailed discussion of the terms of these financing arrangements.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets may increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior or second lien loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets, and net worth. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets, or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.
A return of recessionary conditions and/or continued negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our loans and investments, and our ongoing operations, costs, and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets, or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow, and negatively impact our operating results and financial condition.
Risks Related to Our Advisors and Their Respective Affiliates
The Advisors have limited experience managing a BDC.
Our Advisors have limited experience managing a vehicle regulated as a BDC and may not be able to operate our business successfully or achieve our investment objectives. As a result, an investment in our Shares may entail more risk than the common shares of a comparable company with a substantial operating history.
The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles previously managed by the Advisors. For example, under the 1940 Act, BDCs are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification, and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Advisors’ limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.
The Advisors and their respective affiliates, including our officers and some of our Trustees, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.
The Advisors and their respective affiliates will receive substantial fees from us in return for their services, including certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Dealer Manager and the Advisors). These compensation arrangements could affect our Advisors’ or their respective affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow the Dealer Manager to earn additional Dealer Manager fees and the Advisors to earn increased asset management fees.

The time and resources that individuals associated with the Advisors devote to us may be diverted, and we may face additional competition due to the fact that neither W. P. Carey nor Guggenheim is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
The Advisors currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Advisors devote to us may be diverted, and during times of intense activity in other programs, they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities.
The Advisors will experience conflicts of interest in connection with the management of our business affairs.
Our Advisors will experience conflicts of interest in connection with the management of our business affairs, including those relating to the allocation of investment opportunities by the Advisors and their respective affiliates; compensation to the Advisors; services that may be provided by the Advisors and their respective affiliates to issuers in which we invest; investments by us and other clients of the Advisors, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Advisors; differing recommendations given by the Advisors to us versus other clients; the Advisors’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on the Advisors’ use of “inside information” with respect to potential investments by us.
Under certain circumstances, we may invest in a portfolio company that may lease property from one of our affiliates.
In certain circumstances, one of our affiliates may lease real property to portfolio companies that we do not control. We expect that any such negotiations between our affiliate and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not one of our non-controlled portfolio companies. We may pursue such transactions only if the portfolio company is not controlled by us or any of our affiliates.
The Advisors may face conflicts of interest with respect to services performed for issuers in which we invest.
The Advisors and their affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Advisors may act as underwriters or placement agents in connection with an offering of securities by one of the companies in our portfolio. Any compensation received by the Advisors for providing these services will not be shared with us and may be received before we realize a return on our investment. The Advisors may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.
The Advisors have incentives to favor their respective other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.
Because our Advisors manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans, and certain high net worth individuals), certain conflicts of interest are present. For instance, an Advisor may receive fees from certain accounts that are higher than the fees received by such Advisor from us, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for such Advisor has an incentive to favor the higher fee and/or performance-based fee accounts over us. In addition, a conflict of interest exists to the extent an Advisor has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts, or when certain accounts are investment options in such Advisor’s employee benefit plans. Such Advisor has an incentive to favor these accounts over us. Our Board of Trustees will be responsible for monitoring these conflicts.
The Advisors are not restricted from entering into other investment advisory relationships; an Advisor’s actions on behalf of its other accounts and clients may be adverse to us and our investments.
Each of our Advisors manages assets for accounts other than us, including private funds (for purposes of this section, “Advisor Funds”). Actions taken by an Advisor on behalf of its Advisor Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Advisor Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Advisor Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Advisor Funds (including us). As a further example, an Advisor may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which we invest, which could harm our performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

Our Advisors will face restrictions on their use of inside information about existing or potential investments that they acquire through their relationships with other advisory clients, and those restrictions may limit the freedom of our Advisors to enter into or exit from investments for us, which could have an adverse effect on our results of operations.
In the course of their respective duties, the members, officers, directors, employees, principals, or affiliates of our Advisors may come into possession of material, non-public information. The possession of such information may be detrimental to us, limiting the ability of our Advisors to buy or sell a security or otherwise to participate in an investment opportunity for us. In certain circumstances, employees of our Advisors may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of an Advisor come into possession of material non-public information with respect to our investments, such personnel will be restricted by W. P. Carey’s information-sharing policies and procedures, or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Advisors to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Advisors’ other businesses. Additionally, there may be circumstances in which one or more individuals associated with an Advisor will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of such Advisor.
We may be obligated to pay our Advisors incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.
The Investment Advisory Agreement entitles W. P. Carey to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay W. P. Carey an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. W. P. Carey will pay 50% of any such incentive fee to Guggenheim.
Any incentive fee payable by us that relates to our pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Advisors are not obligated to reimburse us for any part of the incentive fee they received that was based on accrued interest income that we never received as a result of a subsequent default, and such circumstances would result in our paying a subordinated incentive fee on income we never receive. PIK income will be counted toward the incentive fee that we are obligated to pay our Advisors, even though we do not receive the income in the form of cash.
The quarterly incentive fee on income that we pay is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income on adjusted capital over multiple quarters in arrears, which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year, or any combination of prior periods.
For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay a subordinated incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Our incentive fee may induce our Advisors to make speculative investments.
The incentive fee payable by us to W. P. Carey (50% of which will be paid to Guggenheim by W. P. Carey) may create an incentive for our Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Advisors to use leverage to increase the leveraged return on our investment portfolio.
In addition, the fact that our base management fee (a portion of which will be paid to Guggenheim) is payable based upon our gross assets (which includes any borrowings for investment purposes) may encourage our Advisors to use leverage to make additional investments. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage may increase the likelihood of our default on our borrowings, which would disfavor holders of our Shares.

Our ability to enter into transactions with our affiliates will be restricted.
We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board of Trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is considered a joint transaction), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Advisors or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We have applied for an exemptive order from the SEC that would permit us to, among other things, co-invest with other funds, including funds managed by Guggenheim and certain of its affiliates. Any such order, if issued, will be subject to certain terms and conditions, and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with other accounts or other entities managed by Guggenheim, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction. Following our receipt of SEC exemptive relief, we will adopt Guggenheim’s allocation policy, which is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by Guggenheim. Such allocation policy will provide that once an investment has been approved and is deemed to be in our best interest, we will receive a pro rata share of the investment. The adoption of this allocation policy will ensure that we will be presented with all investment opportunities that fit within our investment strategy and that we will have the ability to invest in those opportunities alongside other Guggenheim clients on equal terms.
In situations when co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to us by the SEC (as discussed above), our Advisors will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an affiliate’s other client holds a controlling interest.
We may make investments that could give rise to a conflict of interest.
We do not expect to invest in, or hold securities of, companies that are controlled by our affiliates’ other clients. However, an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other clients hold a different class of securities than we as a result of such transactions, our interests may not be aligned.
The recommendations given to us by the Advisors may differ from those rendered to their other clients.
The Advisors and their affiliates may give advice and recommend securities to other clients that may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours.
Our Advisors’ liability is limited under the Investment Advisory and Investment Sub-Advisory Agreements, and we are required to indemnify our Advisors against certain liabilities, which may lead our Advisors to act in a riskier manner on our behalf than they would when acting for their own account.
Our Advisors have not assumed any responsibility to us other than to render the services described in the Investment Advisory and Investment Sub-Advisory Agreements, and their assets will not be available to satisfy our debts and obligations. The Advisors will not be responsible for any action of our Board of Trustees in declining to follow our Advisors’ advice or recommendations. Pursuant to the Investment Advisory and Investment Sub-Advisory Agreements, our Advisors and their respective directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, the Advisors will not be liable to us for their acts under the Investment Advisory and

Investment Sub-Advisory Agreements (provided that the standard of care set forth in our Declaration of Trust has been satisfied). We have also agreed to indemnify, defend, and protect our Advisors and their respective trustees, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, the Advisors with respect to all damages, liabilities, costs, and expenses resulting from acts of our Advisors (provided that the standard of care set forth in our Declaration of Trust has been satisfied). These protections may lead our Advisors to act in a riskier manner when acting on our behalf than they would when acting for their own account.
Our Sub-Advisor is party to a settlement agreement with the SEC and is subject to remedial sanctions and a cease-and-desist order.
In August 2015, our Sub-Advisor settled all matters relating to an investigation by the SEC, including matters relating to a failure to disclose a loan that a senior executive received from an advisory client. Our Sub-Advisor neither admitted nor denied the findings contained in the SEC order. In connection with implementing the settlement agreement, remedial sanctions and a cease-and-desist order have been entered against our Sub-Advisor. Additionally, the SEC censured our Sub-Advisor and ordered it to pay a $20 million civil penalty. This settlement does not impose any restrictions on our Sub-Advisor’s future business activities.
The Dealer Manager’s affiliation with W. P. Carey may cause a conflict of interest and may hinder the performance of its due diligence obligations.
Our Dealer Manager will receive selling commissions, Dealer Manager fees, and distribution and shareholder servicing fees in connection with this offering, all or a portion of which it may re-allow to other dealers. Our Dealer Manager has certain obligations under the federal securities laws to undertake a due diligence investigation with respect to the parties involved in this offering, including W. P. Carey. Our Dealer Manager’s affiliation with W. P. Carey may cause a conflict of interest for our Dealer Manager in carrying out its due diligence obligations. While our Dealer Manager may rely on certain representations we make, our Dealer Manager has not requested and will not obtain from counsel an opinion to the effect that the prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the prospectus, in the light of the circumstances under which they were made, not misleading. The absence of an independent due diligence review by our Dealer Manager may increase the risk and uncertainty you face as a potential investor in our Shares.
Our Dealer Manager may experience conflicts in managing competing offerings.
Our Dealer Manager may experience conflicts in fund raising for us and possibly future entities, at the same time. If the fees that we pay to the Dealer Manager are lower than those paid by such other entities, or if investors have a greater appetite for their shares than our Shares, our Dealer Manager may be incentivized to sell more shares of such other entities and thus may devote greater attention and resources to their selling efforts than to selling our Shares.
Risks Generally Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets, unless at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. The Master Fund may issue "senior securities," including borrowing money from banks or other financial institutions, only in amounts such that the Master Fund's asset coverage is at least equal to any then-current asset coverage requirements under the 1940 Act. Pending legislation could reduce the asset coverage requirements for BDCs, and if this occurs, the Master Fund may incur increased leverage and be subject to additional risk. If the Master Fund issues senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these distribution requirements may unfavorably limit the Master Fund's investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.
The Master Fund may borrow for investment purposes. If the value of the Master Fund's assets declines, it may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from being subject to tax as a RIC, which would generally result in a corporate-level tax on any income and net gains. If the Master Fund cannot satisfy the asset coverage test, it may be required to sell a portion of its investments and, depending on the nature of its debt financing, repay a portion of its indebtedness at a time when such sales may be disadvantageous. Also, any amounts that the Master Fund uses to service its indebtedness would not be available for distributions to our common shareholders.
In addition, we anticipate that as market conditions permit, the Master Fund may securitize its loans to generate cash for funding new investments. To securitize loans, the Master Fund may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary, and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. The Master Fund would retain all or a portion of the equity in the securitized pool of loans. The Master Fund's retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, the Master Fund would earn an incremental amount of income on its retained equity but it would be exposed, up to the amount of equity it retained, to that proportion of any losses it would have experienced if it had continued to hold the loans in its portfolio.
If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of Shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses, such as management fees, incentive fees, and other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to us, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason, we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets, or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
Risks Related to an Investment in Our Shares
Investing in our Shares involves a high degree of risk.
The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and includes volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Shares may not be suitable for someone with lower risk tolerance.
Investors will not know the purchase price per share at the time they submit their order forms and could receive fewer Shares than anticipated.
Shares will be offered at the current public offering price of $9.50 per share. We will seek to avoid interruptions in the continuous offering of our Shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such registration statement amendment.
In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.
As a result, your purchase price may be higher than the prior subscription closing price and therefore you may receive a smaller number of Shares than if you had subscribed at the prior subscription closing price.
If we are unable to raise substantial funds in our ongoing, continuous “best efforts” public offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.
Our continuous public offering is being made on a best efforts basis, whereby our Dealer Manager and selected dealers are only required to use their best efforts to sell our Shares and have no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.
Our ability to conduct our continuous public offering successfully is dependent, in part, on the ability of our Dealer Manager to successfully establish, operate, and maintain relationships with a network of selected dealers.
The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Dealer Manager to establish and maintain relationships with a network of licensed securities selected dealers and other agents to sell our Shares. If our Dealer Manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.
We intend, but are not required, to offer to repurchase your Shares on a quarterly basis. As a result you will have limited opportunities to sell your Shares.
Subject to our Board of Trustees' discretion, we intend to offer to repurchase approximately 10% of our weighted average number of outstanding Shares in any 12-month period, in order to allow you to tender your Shares to us on a quarterly basis at a price that is estimated to be equal to our net asset value per share as of the end of the preceding calendar quarter. The share repurchase program, if implemented, will include numerous restrictions that limit your ability to sell your Shares. At the discretion of our Board of Trustees, we intend to limit the number of Shares to be repurchased during any calendar year to the number of Shares we can repurchase with cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase Shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of Shares outstanding in the prior four calendar quarters. To the extent that the number of Shares put to us for repurchase exceeds the number of Shares that we are able to purchase, we will repurchase Shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase Shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a trust to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our Board of Trustees may amend, suspend, or terminate the share repurchase program at any time. We will notify our shareholders of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, under the quarterly share repurchase program, if implemented, we will have discretion to not repurchase Shares, to suspend the program, and to cease repurchases. Further, the program will have many limitations and should not be relied upon as a method to sell Shares promptly and at a desired price.
Our Shares will not be listed on an exchange and our shareholders will have limited liquidity. In addition, the timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and to the extent you are able to sell your Shares under the program, you may not be able to recover the amount of your investment in our Shares.
Our Shares are illiquid investments for which there is not and will likely not be a secondary market. Liquidity for your Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain.
When we make quarterly repurchase offers pursuant to the share repurchase program, we will offer to repurchase Shares at a price that is estimated to be equal to our net asset value per share as of the end of the preceding calendar quarter, which may be lower than the price that you paid for our Shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your Shares pursuant to our share repurchase program, the price at which you may sell Shares may be lower than the amount you paid in connection with the purchase of Shares in this offering.

We have a finite term and the timing of our liquidation may be at a time that is disadvantageous to our shareholders and the proceeds you receive may be less than your investment in our Shares.
We will have a finite term and we intend to liquidate our interest in the Master Fund and distribute all proceeds to shareholders on or before December 31, 2022. If market conditions are unfavorable at the time of our liquidation, you may receive liquidation proceeds that are less than your investment in our Shares.
CCIF 2016 T also have a finite term and the timing of its liquidation will like occur before any liquidation that we may have. CCIF 2016 T's liquidation may be at a time that is disadvantageous to the Master Fund and our shareholders.
CCIF 2016 T also has a finite term and the timing of its liquidation will likely occur before any liquidation that we may have. The Master Fund may sell some of its investments, borrow additional funds, or use capital raised from other feeder funds, including us, to meet the liquidation needs of CCIF 2016 T. CCIF 2016 T's liquidation may be at a time that is disadvantageous to the Master Fund and, thus, our shareholders through our ownership of the Master Fund.. CCIF 2016 T intends to liquidate its interest in the Master Fund and distribute all proceeds to its shareholders on or before December 31, 2021.
We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
Before making investments, we will invest the net proceeds of our offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and/or other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.
Your interest in us may be diluted if we issue additional Shares, which could reduce the overall value of an investment in us.
You do not have preemptive rights to any Shares we issue in the future. Our Declaration of Trust (as amended, the “Declaration of Trust”) authorizes us to issue up to 1,000,000,000 Shares. Pursuant to our Declaration of Trust, a majority of our entire Board of Trustees may amend our Declaration of Trust to increase our authorized Shares without shareholder approval. Our Board of Trustees may elect to sell additional Shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your Shares.
Under the 1940 Act, we generally are prohibited from issuing or selling our Shares at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our Shares or warrants, options, or rights to acquire our Shares, at a price below the current net asset value of our Shares if our Board of Trustees and Independent Trustees determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities. If we raise additional funds by issuing Shares or senior securities convertible into, or exchangeable for, our Shares, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.
Certain provisions of our Declaration of Trust and actions of the Board of Trustees could deter takeover attempts and have an adverse impact on the value of our Shares.
Our Declaration of Trust, as well as certain statutory and regulatory requirements, contains certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series; and our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Shares, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our Shares the opportunity to realize a premium over the value of our Shares.

The net asset value of our Shares may fluctuate significantly.
The net asset value and liquidity, if any, of the market for our Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in the value of our portfolio of investments and derivative instruments;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	distributions that exceed our net investment income and net income as reported according to GAAP;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income, or any increase in losses from levels expected by investors;

•	departure of either of our Advisors or certain of their respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.
There are special considerations for pension or profit-sharing trusts, Keoghs, or IRAs.
If you are investing the assets of a pension, profit sharing, 401(k), Keogh, or other retirement plan, or IRA or any other employee benefit plan subject to ERISA or Section 4975 of the Code in us, you should consider:

•	whether your investment is consistent with the applicable provisions of ERISA and the Code;

•	whether your investment will produce unrelated business taxable income to the benefit plan; and

•	your need to value the assets of the benefit plan annually.
We believe that, under current ERISA law and regulations, our assets will not be treated as “plan assets” of a benefit plan subject to ERISA and/or Section 4975 of the Code that purchases Shares, if the facts and assumptions described in this prospectus arise as expected, and based on our related representations. Our view is not binding on the IRS or the Department of Labor. If our assets were considered to be plan assets, our assets would be subject to ERISA and/or Section 4975 of the Code, and some of the transactions we will enter into with our Advisors and their affiliates could be considered “prohibited transactions,” which could cause us, our Advisors, and their affiliates to be subject to liabilities and excise taxes. In addition, W. P. Carey could be deemed to be a fiduciary under ERISA and subject to other conditions, restrictions, and prohibitions under Part 4 of Title I of ERISA. Even if our assets will not be considered to be plan assets, a prohibited transaction could occur if we, our Advisors, any selected dealer, the transfer agent, or any of their affiliates is a fiduciary (within the meaning of ERISA) with respect to a purchase by a benefit plan and, therefore, unless an administrative or statutory exemption applies in the event such persons are fiduciaries (within the meaning of ERISA) with respect to your purchase, Shares should not be purchased.
Federal Income Tax Risks
We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, if the Master Fund is unable to maintain its qualification as a RIC under Subchapter M of the Code, or if we make investments through taxable subsidiaries.
To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source, and asset diversification requirements. See “Tax Matters.”
The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders each taxable year an amount generally at least equal to 90% of the sum of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M of the Code. We would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement in respect of each calendar year in order to avoid a 4% excise tax on the amount of any under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income or excise tax.

The income source requirement will be satisfied if we obtain at least 90% of our gross income each taxable year from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled (as determined under applicable Code rules) by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.
We invest all or substantially all of our assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on our qualification as a RIC.
We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest provisions, secondary market purchase of debt securities at discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.
We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current taxable year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expense for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Portfolio investments held by the Master Fund may present special tax issues.
Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for the Master Fund. U.S. federal income tax rules are not entirely clear about issues such as when a taxpayer may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause the Master Fund to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require the Master Fund to make taxable distributions to us in connection with maintaining its RIC tax status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by the Master Fund, the Master Fund may be required to borrow money or dispose of other investments to be able to make distributions to us.

POTENTIAL CONFLICTS OF INTEREST
The respective members, directors, officers, and other personnel of the Advisors allocate their time between advising us and managing other investment and business affairs in an appropriate manner. However, our Advisors will continue to devote the time, resources, and other services necessary to managing their other investment and business activities and the Advisors are not precluded from conducting activities unrelated to our business affairs. As a result of these business activities, the Advisors may have conflicts of interest in allocating management time, services, and functions among us, the Master Fund, and other business ventures or clients.
We may compete with other advisory clients or affiliates of the Advisors for investments, subjecting such Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities or making acquisitions on our behalf.
Our Advisors and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though their investment objectives may be similar to ours. As a result, the Advisors may at certain times be simultaneously seeking to purchase or dispose of investments for the Master Fund and for other clients for which they serve as advisor.
To the extent not restricted by confidentiality requirements or applicable law, our Advisors may apply experience and information gained in providing services to our portfolio companies in providing services to competing companies invested in by our affiliates’ other clients.
As a BDC, we are limited in our ability to invest in any portfolio company in which an affiliates’ other client has an investment. We are also limited in our ability to co-invest in a portfolio company with our Advisors or one or more of their respective affiliates. Some of these co-investments are only permitted pursuant to reliance on previous no-action letters or an exemptive order from the SEC.
From time to time, and to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief we may receive from the SEC, if any, we and other clients for which our Advisors provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients, including in the case of financial distress of the investment entity.
Our Advisors and their respective affiliates may, in the future, advise a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. Each of our Advisors may also make investments for its own account.
By reason of the advisory, investment banking, and/or other activities of the Advisors and their affiliates, the Advisors may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. This may also happen if, for example, any members of the board of directors of a portfolio company are nominated or designated by the Advisors or any of their affiliates. The Advisors will not be free to divulge, or to act upon, any such confidential or material non-public information, and because of these restrictions, the Advisors may not be able to initiate a transaction for the Master Fund that they otherwise might have initiated (including taking a new position or adding to an existing position). As a result, the Master Fund may be frozen in an investment position that it otherwise might have liquidated or closed out, or may not be able to acquire a position that it might otherwise have acquired.
Our Advisors and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may compete with us or may require substantial resources.
Our Advisors may have, or enter into, advisory relationships with other advisory clients that could lead to circumstances in which a conflict of interest between the Advisors and advisory clients could exist or develop. In addition, to the extent that another client of W. P. Carey or Guggenheim holds a different class of securities of the same issuer than us, the interest of such client and our interest may not be aligned. As a result of these conflicts and restrictions, our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forgo any future positive return associated with such investments.
No rebates or give-ups may be received by the Advisors or their affiliates, nor may the Advisors participate in any reciprocal business arrangements that would circumvent the prohibition of rebates or give-ups.

Various potential and actual conflicts of interest may arise as a result of the investment banking, commercial banking, asset management, financing and financial advisory services, and products provided by the Advisors and their affiliates. The Advisors and their affiliates may purchase, hold, and sell, both for their respective accounts or for the account of their respective clients, on a principal or agency basis, loans, securities, and other obligations and financial instruments and engage in private equity investment activities. Subject to applicable law, the Advisors and their affiliates will not be restricted in their performance of any such services or in the types of debt or equity investments that they may make. In conducting the foregoing activities, the Advisors and their affiliates will be acting for their own account or the account of their clients and, subject to applicable law, will have no obligation to act in the interest of the Master Fund.

FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Words such as “anticipate,” “believe,” “expect,” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence that may flow from an investment in this program is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with our Advisors and their respective affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Advisors and their respective affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC; and

•	the effect of changes to tax legislation and our tax position.
We caution you that forward-looking statements are not guarantees. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic downturn; increased direct competition; changes in government regulations or accounting rules; changes in local, national, and global capital market conditions; our ability to obtain or maintain credit lines or credit facilities on satisfactory terms; changes in interest rates; availability of offering proceeds; our ability to identify suitable investments; our ability to close on identified investments; inaccuracies of our accounting estimates; our ability to locate suitable borrowers for our loans; and the ability of such borrowers to make payments under their respective loans.
Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time, unless otherwise required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.
The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

COMPANY PROFILE
We are a non-diversified, closed-end management investment company that intends to qualify as a BDC under the 1940 Act. We were formed as a Delaware statutory trust on March 18, 2016. The Master Fund is externally managed by W. P. Carey and Guggenheim, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated for federal income tax purposes, beginning with our taxable year ending December 31, 2017, and intend to qualify annually thereafter, as a RIC under the Code.
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have EBITDA of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior, generally as senior secured debt, in a borrower’s capital structure and have re-payment priority over other parts of a borrower’s capital structure (i.e., subordinated debt, preferred and common equity). By investing in a more senior attachment point of a borrower’s capital structure, we expect to protect our principal with less risk, which we believe provides for a distinctive risk/return profile as compared to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans, we invest in opportunities that include more broadly syndicated assets, such as bank loans and corporate bonds. In these instances, our portfolio is more heavily weighted towards floating-rate investments, whose revenue streams may increase in a rising interest rate environment. We may also invest in fixed-rate investments, options, or other forms of equity participation, and, to a limited extent and not as a principal investment strategy, structured products such as CLOs and CDOs. We seek to make investments which have favorable characteristics, including closing fees, prepayment premiums, lender-friendly control provisions, and lender-friendly covenants.
Our investment strategy leverages our Advisors’ deep research teams with a relative value perspective across all corporate credit asset types. This creates a larger, proprietary opportunity set that lends itself to generating best risk-adjusted investment ideas to us. The strategy strives to create investments with a more attractive combination of risk and reward, better economics, and stronger protections than those offered in traditional transactions.
There can be no assurances that any of the investment objectives, benefits, or expectations described in the preceding paragraphs will be achieved.
We are only issuing Shares in this offering and there are no classes of securities that are currently senior to the Shares in which you are investing. Each Share has equal rights to distributions, voting, liquidation, and conversion. Our Shares are non-assessable such that there is no liability for calls or assessments, nor are there any preemptive or repurchase rights in favor of existing shareholders. Our distributions are neither set at predetermined times nor at minimum rates. See “Company Profile - Shareholder Liquidity Strategy.”
Our Advisors
Our investment advisor is W. P. Carey, which is responsible for the overall management of our activities, and our investment sub-advisor is Guggenheim, which is responsible for the day-to-day management of our investment portfolio. W. P. Carey provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement, and Guggenheim provides its services under the Investment Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of our Board of Trustees.
As required by the Omnibus Guidelines adopted by the North American Securities Administrators Association, our Advisors and their parent entities have an aggregate net worth in excess of $10.8 million. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations.
About W. P. Carey
W. P. Carey is an affiliate of W. P. Carey Inc., and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Founded in 1973, W. P. Carey Inc. is a publicly-traded REIT (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide. W. P. Carey Inc. has expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. had an enterprise value of approximately

$10.8 billion at March 31, 2016. In addition to its owned portfolio of diversified global real estate, W. P. Carey Inc. manages a series of non-traded publicly registered investment programs with assets under management of approximately $11.8 billion.
For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development, or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been leveraged across a wide variety of companies and industries. W. P. Carey Inc.’s investment process has largely focused on identifying companies with stable and improving credit profiles using a top-down and bottom-up approach, without relying on outside rating agencies. Credit-quality characteristics, capital structure, operating history, margin and ratio analysis, industry market share, and management team are all key considerations in evaluating potential credits. W. P. Carey Inc. has advised 21 non-traded investment programs during its more than 40-year history. Of the 17 Corporate Property Associates programs, 15 have completed their investment and liquidation phases and two continue to operate as entities advised by W. P. Carey Inc. Additionally, W. P. Carey Inc. is the advisor to Carey Watermark Investors Incorporated (“CWI”) and Carey Watermark Investors 2 Incorporated (“CWI 2”), its two lodging-focused non-traded REITs. Collectively, W. P. Carey Inc. has raised approximately $9.3 billion of equity capital as of March 31, 2016 through its non-traded investment programs.
We believe that W. P. Carey Inc.’s reputation and track record of sourcing and consummating investment opportunities over its more than 40-year history, both directly and on behalf of its investment programs, its credit underwriting experience and infrastructure, and its experience in managing similar companies through all phases of their life cycles will benefit us as we seek to implement our investment objectives.
About Guggenheim
Guggenheim Investments represents the investment management businesses of Guggenheim Partners and includes Guggenheim, an SEC-registered investment adviser. Guggenheim Partners is a privately-held, global financial services firm with over 2,500 employees and more than $240 billion in assets under management as of March 31, 2016. They produce customized solutions for their clients, which include institutions, governments and agencies, insurance companies, corporations, investment advisors, family offices, and individual investors.
Guggenheim Investments manages $199 billion in assets across fixed income, equity and alternatives as of March 31, 2016. Its 250+ investment professionals perform research to understand market trends and identify undervalued opportunities in areas that are often complex and underfollowed. This approach to investment management has enabled Guggenheim to deliver long-term results to its clients.
Within Guggenheim Investments is the Guggenheim Corporate Credit Team, which is responsible for all corporate credit strategies and asset management of $66 billion. A unified credit platform is utilized for all strategies and is organized by industry as opposed to asset class, which increases its ability to uncover relative value opportunities and to identify and source opportunities. The scale of the platform, combined with the expertise across a wide range of industries and in-house legal resources, allows Guggenheim to be a solution provider to the market and maintain an active pipeline of investment opportunities.
Market Opportunity
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. We believe there are and will continue to be attractive investment opportunities for a variety of reasons, including the following:

•
Scarcity of Capital for Middle Market Companies.  Middle market companies’ access to capital has not improved at the same pace as larger companies’ access. Because middle market borrowers have fewer options than larger borrowers, lenders to this segment achieve attractive economic terms and strong structural protections. This middle market financing gap is likely to persist as credit demand outstrips supply. Future middle market financing demand will likely increase due to impending maturities and more leveraged buyout activity, which will be met by fewer capital providers. Commercial banks are making fewer cash flow loans, instead focused in many cases on asset based loans. Hedge funds, a primary middle market capital source in past years, have largely exited the market. Mezzanine capital remains available but is largely unsuitable as a one-stop capital solution due to the high costs.

Share of Primary Middle Market Loans

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
54%
46%
86%
14%
2000
2015
Banks
Non-Banks

Source: S&P LCD (as of December 31, 2015)

•
Attractive Middle Market Segment.  We believe the need for middle market financing combined with the lack of supply of capital to the middle market segment has created and will continue to create compelling investment opportunities. Compared to larger companies middle market companies often offer more attractive economic terms and flexibility in the structuring of transactions, which we believe allows us to create more attractive debt instruments. Middle market investments are more likely to have tighter covenants and loan documentation, more attractive fees, and enhanced pricing compared to financing packages of larger companies.

•
Significant Amounts of Middle Market Debt Coming Due.  We believe that over $680 billion of debt to middle market companies will face upcoming maturities and need to be refinanced over the next five years. We believe that the large amount of maturities combined with the scarcity of capital for middle market companies should increase demand and provide attractive investment opportunities.

Middle Market Debt Maturities ($bn)
Source: Thompson Reuters (as of December 31, 2015)

•
Changes in the Regulatory Landscape Increasing the Demand for Additional Sources of Debt Financing.  The post-crisis sector of commercial banking, driven by heightened oversight and regulatory pressure, is marked by dramatically increased risk management practices and requirements to increase capital and to deleverage. The Dodd Frank Act, Volcker Rule, Basel III, and Leveraged Lending Guidelines attempt to remove systematic risk in the commercial banking market. We believe this provides a need for non-traditional sources of debt financing to fill the gap where traditional sources play a reduced role. We believe the scale of our platform allows us to fulfill a differentiated role in deals that capitalize on these secular shifts in the debt capital markets, including, but not limited to, an active role in syndicated deals.

Our Potential Competitive Strengths
As a BDC with a particular focus on lending activities, we may experience competition from other BDCs, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds, and institutional investors, many of which generally have had greater financial resources than we do for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts our ability to raise capital, find suitable corporate borrowers that meet our investment criteria, and acquire and originate loans to these corporate borrowers. We may also face competition from other funds in which affiliates of our Advisors participate or advise.
We believe we have the following competitive strengths over other capital providers in our markets which will allow us to capitalize on attractive market opportunities:

•
Corporate Credit Expertise.  Together, W. P. Carey Inc. and Guggenheim have over 50 years of investing in corporate finance-focused credit and real estate underwriting. For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development, or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been successfully leveraged across a wide variety of companies and industries. Furthermore, Guggenheim’s core team has been together since 2001, managing more than $66 billion in corporate credit strategies. This has allowed them to become a market leader in structuring and investing in middle market private debt, with approximately $6.9 billion in 133 privately-negotiated debt transactions since 2002.

•
Breadth of Corporate Credit Platform and Sourcing Capabilities.  Guggenheim’s corporate credit team invests across the spectrum with investment grade, high yield, bank loans, and private debt all on one platform. This structure, along with W. P. Carey Inc.’s 40-year track record of sourcing and consummating investment opportunities, gives us perspective on relative value, access to better information and more detailed diligence on potential investments, and provides us with more sourcing opportunities. Our Advisors have investing experience and, as a result, maintain relationships with a number of important investment sources, such as private equity sponsors, investment banks, insurance companies, and commercial banks, as well as corporate entities and high net worth individuals. The depth and breadth of our Advisors’ resources and capabilities allow us to analyze complex transactions in a short time frame and give us the ability to finance entire or large portions of capital structures, providing a one stop solution for the borrower.

•
Ability to Evaluate, Structure, and Execute Solutions.  Our Advisors’ experience and expertise in evaluating, structuring, and executing investments allows us to implement a strategy with an attractive combination of risk and reward. Our Advisors’ deep resources, including Guggenheim’s 15-person internal legal team, enable us to create investments with privately-negotiated economic terms and strong structural protections.

•
Depth of Corporate Credit Research Capabilities.  Our investment process is designed to utilize the collective insight of both W. P. Carey Inc. and Guggenheim. W. P. Carey Inc. has expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. had an enterprise value of approximately $10.8 billion at March 31, 2016. In addition to its owned portfolio of diversified global real estate, W. P. Carey Inc. manages a series of non-traded publicly registered investment programs with assets under management of approximately $11.6 billion. Guggenheim’s team is comprised of more than 100 investment professionals with a database of more than 1,000 companies investing across all levels of a company’s capital structure. Their combined investment process includes company and financial analysis, coupled with a legal due diligence team that has an active role in structuring transactions. This allows our Advisors to select investments they believe to have the best risk/return profile, with adequate investor protection, and to quickly commit to term sheets in order to capitalize on those opportunities.

•
Focus on Protecting Capital.  With our Advisors’ large credit platform and deal structuring expertise, they are able to heavily negotiate economic terms and secure stronger structural protections for our investments. Stress testing companies in various environments is a critical part of our Advisors screening process, and the Advisors intend to subject each company to a sensitivity analysis that considers many factors that could affect investment performance. After establishing a company’s enterprise value, our Advisors focus on asset coverage, cash flow, liquidation preference, and rules to determine the areas of a company’s capital structure that deliver the best packages of risk and return. For each potential investment, the legal team works closely with industry analysts to create a worst-case scenario that determines the level of control we would have and that ensures we would be fairly compensated given our position in the capital structure.
Investment Strategy
Our investment strategy leverages our Advisors’ deep research teams with a relative value perspective across all corporate credit asset types and industries, creating a larger, proprietary opportunity set that lends itself to generating best ideas. This strategy focuses on investing primarily in large, privately-negotiated loans to private middle market U.S. companies. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior, generally as senior secured debt, in a borrower’s capital structure and have re-payment priority over other parts of a borrower’s capital structure (i.e., subordinated debt, preferred and common equity). By investing in a more senior attachment point of a borrower’s capital structure, we expect to protect our principal with less risk, which we believe provides for a distinctive risk/return profile as compared to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans, we invest in opportunities that include more broadly syndicated assets, such as bank loans and corporate bonds. In these instances, our portfolio is more heavily weighted towards floating-rate investments, whose revenue streams may increase in a rising interest rate environment. We may also invest in fixed-rate investments, options, or other forms of equity participation, and, to a limited extent and not as a principal investment strategy, structured products such as CLOs and CDOs. We seek to make investments which have favorable characteristics, including closing fees, prepayment premiums, lender-friendly control provisions, and lender-friendly covenants.
Investment Focus
We intend to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have EBITDA of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion. When investing in a privately originated deal we seek to represent the majority of the capital structure. The diagram below illustrates our intended investment focus versus the syndicated loan and high yield market.
Typical Leveraged Capital Structure
Corporations may finance their businesses through two distinct methods: they can borrow money or sell an interest in the company. The aggregation of debt (borrowing) and equity (sale of interest in company) construct a company’s capital structure. Our approach is to invest in debt that sits senior in the capital structure and has priority in payment over other types of investments, such as junior debt or equity. By investing in a more senior point of a borrower’s capital structure, we expect to gain superior principal protection with less risk since senior debt has a higher level of certainty that creditors will be repaid in the event of default. Senior secured debt is secured by a company’s assets, and it generally has the lowest loss rate compared to other securities. These features provide the opportunity for a better risk/return profile than that of a typical middle market or private equity alternative investment. The diagram below illustrates the placement of a typical investment in the capital structure of a portfolio company.

Investment Approach
Our Advisors operate on the principle thesis that a disciplined, research-intensive process can uncover compelling investment opportunities. Guggenheim’s research team is organized by industry and assesses opportunities across a company’s entire capital structure. By analyzing a broad set of opportunities up and down the capital structure, as well as overlaying macroeconomic research, our Advisors gain better insight into the dynamics of the business, enterprise value, and where we seek to deliver the best packages of risk and return. Our Advisors’ research process is outlined in detail below:
Our Investment Process
Sourcing
The depth of our Advisors’ industry coverage, combined with the size and scope of their capital markets footprint, relationships with private equity sponsors, banks, and corporate entities allows us to source transactions from multiple sources. This network of relationships enables us to source investment opportunities for not only privately-negotiated investment, but also attractive opportunities in the syndicated loan market. The chart below illustrates our Advisors’ broad networks, which we believe will produce a significant pipeline of attractive investment opportunities.

Due Diligence
Our Advisors distinguish themselves by their industry expertise and valuation insights, which enable them to identify relative value and investment opportunities across the entire capital structure of a borrower. The investment process begins with our Advisors’ research teams performing deep fundamental research on the companies within their industries. This includes meeting with management teams, visits to company facilities, and discussions with customers, suppliers, competitors, and industry experts. Our Advisors’ financial analysis focuses on understanding the industry and company fundamentals, enterprise value, downside scenarios, and capital market dynamics within varying capital structures.
Transaction Structuring and Execution
In addition to detailed due diligence, our Advisors believe that protecting capital through structuring transactions is equally important. Guggenheim’s investment team includes a dedicated group of 15 in-house attorneys (as of March 31, 2016) that play an active role in reviewing and negotiating credit agreements and all legal documentation relating to a particular investment. In addition to the structuring of privately originated documents, our Advisors strive to play an active role in the negotiation of documentation for broadly syndicate deals. Our Advisors work with the sponsor and management teams involved in the transaction to actively negotiate covenants, deal structures, and pricing in a way that attempts to mitigate downside risk and enhance total return, while providing a solution that meets the need of the prospective borrower. Privately-negotiated investments will typically include financial covenants, which are closely monitored, and allow our Advisors to proactively manage our investments and protect our invested capital.
Each investment that we make will require the approval of both of our Advisors. Certain affiliated co-investment transactions, to the extent permitted by an SEC exemptive order, may also require review and approval by our Independent Trustees. Specifically, the 1940 Act imposes significant limits on co-investment with affiliates such as other funds or pools of capital managed by W. P. Carey or Guggenheim, and we generally are not permitted to co-invest alongside our affiliates in privately-negotiated transactions, unless such transactions are permitted pursuant to an exemptive order from the SEC or is otherwise permitted under existing regulatory guidance (such as syndicated transactions where price is the only negotiated term). We adopted Guggenheim’s allocation policy, which is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by Guggenheim. Such allocation policy provides that once an investment has been approved and is deemed to be in our best interest, we will receive a pro rata share of the investment. The adoption of this allocation policy ensures that we will be presented with all investment opportunities that fit within our investment strategy and that we will have the ability to invest in those opportunities alongside the other clients of Guggenheim on equal terms.
Ongoing Monitoring
Both of our Advisors’ investment professionals take an active approach to monitoring investments, including continuous financial review, industry analysis, and regular discussions with management and industry participants. For instance, Guggenheim’s investment team meets daily in order to discuss and review positions in our portfolio. They take an investigative approach to all news, announcements, and credit developments to achieve a detailed reporting and monitoring process. When our Advisors’ investment analysts receive new financial information or news regarding a company, they update financial models and projections and assess how the investment is performing compared to the thesis at the time the original investment was made. In addition to company-specific news and reporting, our Advisors’ investment teams are continuously monitoring the overall industry in which they focus to be aware of trends and how they may affect investments within our portfolios.
Exiting Investments
Our Advisors’ approach to structuring investments enables them to be as proactive as possible to work with management teams in order to identify the best ways to preserve capital and/or identify an effective exit strategy. We seek to invest in companies that have demonstrated strong cash flow profiles and leading business characteristics that allow them to repay their loans and offer attractive exit possibilities. We have the ability to influence investment outcomes by using our network of resources to make introductions in order to create opportunities that can lead to mergers and acquisitions and recapitalizations. Additionally, we also seek to make investments in syndicated opportunities that can be sold in a secondary market, allowing us to exit our position.
Characteristics of Investments
While we intend to consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

•
Upper Middle Market Focus.  We seek to invest in private middle market U.S. companies, which typically have better credit characteristics than their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDA of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion.

•
Favorable Position in the Capital Structure.  Our portfolio generally consists of senior secured debt investments. Our investment process enables us to look at investments up and down the capital structure allowing us to make investments at points in the capital structure where we believe we can participate in the best risk-adjusted return profile.

•
Experienced Management Team and Strong Equity Owner Support.  We seek to invest in companies with management teams and equity owners that are experienced and exhibit a strong operating track record. We favor companies in which management’s incentives are tied closely to the long-term goals of the business. Additionally, we seek to invest in businesses where we believe the owners will continue to support the company.

•
Sustainable Profitability and Cash Flow.  We intend to invest in companies that have an established track record of strong profitability and stable positive cash flow. We believe these businesses will be well positioned to maintain cash flow to cover interest and principal payments due to us, and also to take advantage of growth opportunities for their businesses. Specifically, we do not intend to invest in early stage or seed companies. As a BDC, we generally must invest at least 70% of our total assets in “qualifying assets,” which, under relevant SEC rules, includes all private U.S. companies and companies whose securities are not listed on a national securities exchange.

•
Well-defined Market Niche and Industry Focus.  We intend to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages in their respective industry. We expect to invest across industries and not focus on any specific industry.

•
Broad Target Geography with a Sizable Concentration in the U.S.  We focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a below investment grade rating by Moody’s Investors Service and/or Standard & Poor’s, or will not be rated by any rating agency but will be of similar quality to below investment grade securities (e.g., junk bonds). Debt securities rated below investment grade (e.g., junk bonds) are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s ability to pay interest and repay principal. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors, subject to oversight by our Board of Trustees.

Temporary Investments
Pending investment in privately-negotiated and syndicated loans, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital, and distributions.
Securities Issued by Investment Companies
Our investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company, or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to the portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses, as they will indirectly be responsible for the costs and expenses of such companies.
Other Terms
Our Advisors seek to tailor the terms of each privately-negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and “call protection” into the investment structure where possible; and

•
negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions, and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek, but are not required, to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or repurchase premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.
Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance and accounting and tax records, and to make frequent financial reports available to the lender.
Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and on the issuance of additional debt securities without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio, or net worth requirements.
Other Factors Affecting Portfolio Construction
As a BDC that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will impact our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments
Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates’ other clients. As a BDC, we are substantially limited in our ability to co-invest in privately-negotiated transactions with our affiliates’ other clients unless we obtain an exemptive order from the SEC.
We have applied for an exemptive order from the SEC that would permit us to, among other things, co-invest with other funds, including funds managed by Guggenheim and certain of its affiliates. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with other accounts or other entities managed by Guggenheim, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction.
Investment opportunities that are presented to an affiliate’s other client may be referred to us and vice versa. For each such referral, our Advisors intend to independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, co-investment transactions that are recommended and approved by Guggenheim will generally be subject to review and approval by W. P. Carey, as well as a committee consisting of the three Independent Trustees on our Board of Trustees (the “Independent Trustee Committee”). For each type of co-investment transaction, we intend to apply a specific protocol, which will be approved by our Independent Trustee Committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor an affiliate’s other client will be obligated to invest or co-invest when investment opportunities are referred to us or them.
Portfolio Companies
The following table sets forth certain information as of March 31, 2016 with respect to each portfolio company in which the Master Fund had a debt or equity investment. For information relating to the value of such investments and the general terms of loans to its portfolio companies at March 31, 2016, see the Master Fund’s consolidated schedule of investments, which is included in this prospectus.

Name and Address	Nature of Business	Amortized Cost ($ in 000s)
Acrisure, LLC 5664 Prairie Creek Drive SE Caledonia, MI 49316	A national group of agencies offering insurance and risk management expertise to a broad base of personal, small and middle market clients.	$1,672
Asurion, LLC 648 Grassmere Park Nashville, TN 37211	Provider of mobile phone and electronic device insurance, warranties and replacement protection.	1,681
Atkore International 16100 South Lathrop Avenue Harvey, IL 60426	Delivers a portfolio of integrated electrical raceway solutions that deploy, isolate and protect a structure’s electrical circuitry from source to outlet.	3,454
Belk Inc. 2801 West Tyvola Road Charlotte, NC 28217	Nation's largest privately owned mainline department store company with more than 300 fashion department stores in 16 contiguous Southern states.	4,185
Bioplan USA, Inc. 1700 Broadway, 25th Floor New York, NY 10019	Provider of sampling solutions for the fragrance, cosmetics and healthcare markets.	3,042
BreitBurn Energy Partners LP 515 S. Flower Street, Suite 4800 Los Angeles, CA 90071	Independent oil and gas master limited partnership focused on the acquisition, development, and production of oil and gas properties throughout the United States.	5,054
Ceridian HCM Holding Inc. 3311 E. Old Shakopee Road Minneapolis, MN 55425	A human capital management technology company serving over 25 million users in more than 50 countries.	2,620
CTI Foods 22303 Highway 95 Wilder, ID 83676	A manufacturer of protein, soup and bean products primarily for the quick service restaurant industry.	2,196
Data Device Corp. 105 Wilbur Place Bohemia, NY 11716	Designer and manufacturer of high-reliability data bus, motion control and solid-state power controller products for aerospace and defense vehicles, and industrial applications.	4,907
Epicor Software Corp. 804 Las Cimas Parkway Austin, TX 78746	Delivers business software solutions to the manufacturing, distribution, retail and services industries.	4,860

Name and Address	Nature of Business	Amortized Cost ($ in 000s)
Genoa Healthcare 18300 Cascade Avenue South, Suite 251 Tukwila, WA 98188	Behavioral health specialty pharmacy company providing on-site pharmacy services to the patients of Community Mental Health Centers.	495
GlobalLogic Holdings Inc. 1741 Technology Drive Suite 400 San Jose, CA 95110	Software research & development services company that provides product development services including software product design, product development, product support, quality assurance, and consulting services.	1,181
Gogo Inc. 111 North Canal Street Suite 1500 Chicago, IL 60606	Aero-communications service provider that offers in-flight Internet, entertainment, text messaging, voice, connected aircraft services and a host of other communications-related services to the commercial and business aviation markets.	2,886
Hub International Holdings Inc. 300 N. LaSalle Street, 17th Floor Chicago, IL 60654	Insurance brokerage providing property, casualty, risk management, life and health, employee benefits, investment and wealth management products and services.	2,868
Implus Footcare, LLC 2001 T.W. Alexander Drive Box 13925 Durham, NC 27709	A manufacturer of over a dozen brands in the $1 billion footwear and recreational accessory marketplaces.	4,893
Integro Insurance Brokers 1 State Street Plaza, 9th Floor New York, NY 10004	An insurance brokerage and risk management firm.	2,830
Kinetic Concepts, Inc. 12930 West Interstate 10 San Antonio, TX 78249	Global wound care and regenerative medicine company.	1,500
LANDesk Software, Inc. 698 West 10000 South, Suite 500 South Jordan, UT 84095	Provider of systems lifecycle management, endpoint security and IT service management solutions for desktops, servers and mobile devices across the enterprise.	527
Leaseplan Corporation P.J. Oudweg 41 1314 Almere Netherlands	Global fleet management and driver mobility company.	1,604
Mavis Tire Supply LLC 358 Saw Mill River Road Millwood, NY 10546	Independent tire retailer and wholesaler located throughout the Northeast region of the United States.	2,937
Med Intermediate (MyEyeDr) 1950 Old Gallows Road Suite 520 Vienna, VA 22182	A vision care service provider and operator of retail optometry offices which provides optometry services and sells eyeglasses, contact lenses and other related products.	4,832
Moxie Liberty LLC 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	A natural gas-fired combined cycle electric power generation facility located in Bradford County, PA developed by Panda Power Funds.	964
Moxie Patriot LLC 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	A natural gas-fired combined cycle electric power generation facility located in Lycoming County, PA developed by Panda Power Funds.	622
National Technical Systems, Inc. 24007 Ventura Boulevard Suite 200 Calabasas, CA 91302	An independent provider of environmental simulation testing, inspection, and certification services in the United States, serving primarily in the aerospace and defense end markets.	4,166
Noranda Aluminum Acquisition Corp. 801 Crescent Centre Drive Suite 600 Franklin, TN 37067	A North American integrated producer of value-added primary aluminum products and high quality rolled aluminum coils.	1,779
Orica Chemicals Level 9, 1 Nicholson St, Melbourne 3000 VIC Australia	A chemical distribution business supplying chemicals to industrial and municipal customers primarily across Australia and New Zealand.	488
P.F. Changs China Bistro, Inc. 7676 E. Pinnacle Peak Road Scottsdale, AZ 85255	Owns and manages full-service and limited service dining restaurants throughout the world and markets prepared food and beverages for immediate or on-premise consumption.	1,885

Name and Address	Nature of Business	Amortized Cost ($ in 000s)
Panda Hummel LLC 5001 Spring Valley Road, Suite 1150 West Dallas, TX 75244	A natural gas-fired combined cycle electric power generation facility located in Snyder County, PA developed by Panda Power Funds.	2,596
Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Manufacturer of highly-engineered protective cases and lighting products for a wide variety of consumer, commercial, industrial, bio-pharmaceutical, and government end markets.	235
ProQuest LLC 789 E. Eisenhower Parkway, P.O. Box 1346 Ann Arbor, MI 48108	Aggregates, creates, and distributes academic and news content serving academic, corporate and public libraries worldwide.	1,569
Quanex Building Products, Inc. 1800 West Loop South, Suite 1500 Houston, TX 77027	Manufacturer of engineered materials and components for building products sold to Original Equipment Manufacturers.	1,050
Ryan, LLC Three Galleria Tower, 13155 Noel Road, Suite 100 Dallas, TX 75240	A tax services firm, with the largest indirect and property tax practices in North America and the seventh largest corporate tax practice in the United States.	2,183
SandRidge Energy, Inc. 123 Robert S. Kerr Avenue Oklahoma City, OK 73102	An oil and natural gas exploration and production company with its principal focus on developing high-return, growth-oriented projects in the Mid-Continent region of the United States.	1,000
SolarWinds Holdings, Inc. 7171 Southwest Parkway, Building 400 Austin, TX 78735	Global provider of IT management software.	760
StandardAero 6710 N. Scottsdale Road, Suite 250 Scottsdale, AZ 85253	One of the aerospace industry’s largest independent maintenance, repair and overhaul (MRO) providers.	987
Terraform Global Operating LLC 7550 Wisconsin Avenue, 9th Floor Bethesda, MD 20814	A diversified owner of clean power generation assets including solar, wind, and hydro projects in attractive, high-growth markets.	2,879
TIBCO Software Inc. 3303 Hillview Avenue Palo Alto, CA 94304	An independent provider of infrastructure and business intelligence software.	3,739
TransFirst Holdings Inc. 1393 Veterans Memorial Highway, Suite 307S Hauppauge, NY 11788	A provider of payment technology solutions to small and medium size businesses in the U.S.	4,713
TravelPort Worldwide 2 Rue Eugene Ruppert Luxembourg 2453	Provides critical transaction processing solutions and data to companies operating in the travel industry	1,197
Shareholder Liquidity Strategy
We will have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2022). At any time prior to December 31, 2022, W. P. Carey may recommend to our Board of Trustees that it approve a complete Liquidity Event. A Liquidity Event could include: (i) the purchase by the Master Fund for cash of all our Master Fund shares at net asset value and the distribution of that cash to our shareholders on a pro rata basis in connection with our complete liquidation and dissolution; or (ii) subject to the approval of the shareholders of each feeder fund, a listing of the shares of the Master Fund on a national securities exchange and the liquidation and dissolution of each feeder fund, including us, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund. However, if the Board of Trustees determines that it would not be in the best interests of shareholders to pursue a Liquidity Event at that time due to adverse market conditions, the Board of Trustees could delay pursuing a Liquidity Event for at most an additional one year period. In the sole discretion of the Board of Trustees, shareholders may be offered the ability to re-invest their liquidation proceeds into another feeder fund or exchange their shares for shares in another feeder fund.
To provide limited, interim liquidity to our shareholders, we intend to conduct quarterly tender offers in accordance with the Exchange Act. This will be the only source of liquidity for our shareholders offered by us prior to a Liquidity Event. See “Share Repurchase Program.”

Legal Proceedings
Neither we, our Advisors nor our Dealer Manager are currently subject to any material legal proceedings; nor, to our knowledge, is any material legal proceeding threatened against us, our Advisors, or our Dealer Manager.
From time to time, we and individuals employed by us, may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. In addition, our business and the businesses of our Advisors and Dealer Manager are subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims, and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance.

MANAGEMENT OF THE COMPANY AND THE MASTER FUND
General
Pursuant to the Company’s Declaration of Trust and Bylaws, the Company’s business and affairs are managed under the direction of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Company’s management and operations. The Board of Trustees consists of five members, three of whom are considered Independent Trustees (as defined below). The initial Trustees were elected by the Company’s organizational shareholders. The Trustees are subject to removal or replacement in accordance with Delaware law and the Company’s Declaration of Trust.
W. P. Carey serves as the Master Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board of Trustees of the Master Fund. Pursuant to the Investment Advisory Agreement, W. P. Carey manages the Master Fund’s investment portfolio, directs purchases and sales of portfolio securities, and reports thereon to the Master Fund’s officers and Trustees regularly. W. P. Carey has engaged Guggenheim to act as the Master Fund’s investment sub-adviser.
The Board of Trustees of the Master Fund, including the Independent Trustees, oversees and monitors the Master Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Master Fund pays to W. P. Carey and the compensation W. P. Carey pays to Guggenheim to determine that the provisions of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, are carried out.
Board of Trustees
Our business is managed under the direction of our Board of Trustees. The responsibilities of the Board of Trustees include the oversight of our investment activities, quarterly valuations of our assets, financing arrangements, and corporate governance activities. The Board of Trustees currently has an Independent Trustee Committee, an Audit Committee, and a Nominating and Governance Committee, and it may establish additional committees from time to time as necessary to fulfill its obligations. Our Board of Trustees consists of five members, three of whom are not “interested persons” as defined in the 1940 Act, which means that they are not affiliated with either us or our Advisors (our “Independent Trustees”). The same Trustees also serve on the Master Fund’s Board of Trustees.

Information regarding our Board of Trustees is set forth below. Unless otherwise noted, the address for each Trustee is c/o Carey Credit Income Fund 2017 T, 50 Rockefeller Plaza, New York, New York 10020.

Name and Age of Trustee	Position(s) Held with Company	Term of Office-Length of Time Served	Principal Occupation(s) Past Five Years (1)	Other Directorships Held by Trustee (1)	Number of Investment Companies in Fund Complex (1) Overseen by Trustee
Interested Trustees(2)
Mark J. DeCesaris, 57	Chief Executive Officer and Chairman of the Board of Trustees	Appointed CEO, Trustee and Chairman May 2016	Chief Executive Officer, W. P. Carey Inc., 02/2016-present; Acting Chief Financial Officer and Chief Financial Officer, W. P. Carey Inc., 11/2005-03/2013; Chief Executive Officer, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2016-present.
Trustee, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 03/2016-present; Director, W. P. Carey Inc., 07/2012-present; Director, Corporate Property Associates 19 - Global Incorporated, 05/2016-present; Director, Corporate Property Associates 18 - Global Incorporated, 03/2016-present; Director, Corporate Property Associates 17 - Global Incorporated, 03/2016-present; Director, Carey Watermark Investors Incorporated, 04/2016 - present; Director, Carey Watermark Investors 2 Incorporated, 04/2016 - present; Trustee and Vice Chairman, King's College, 2001- present; Director, Mountain Productions Inc., 2012-present; Director, Petroleum Service Company, 2008-present.
					4
Jeffrey B. Abrams, 39	Interested Trustee	Appointed May 2016	Senior Managing Director & Portfolio Manager, Guggenheim Partners, 05/2002-present.	Trustee, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2015-present; Director, Provo Craft Holdings, LLC, 09/2013-present.	4
Independent Trustees
Marc S. Goodman, 68	Trustee, Chairman of the Nominating and Governance Committee, Member of the Audit Committee, Member of the Independent Trustee Committee	Appointed May 2016	Managing Director, Conyers Consulting Group, 04/2014-present; Co-Executive Chairman, Co-Chief Investment Officer, Kenmar Olympia Group, 1983-03/2014.	Trustee, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2015-present; Director, Duet Commodities Fund Limited, 07/2014-present; Director, Electrum Special Acquisition Corporation, 04/2015-present.	4
Eric Rosenblatt, 33	Trustee, Chairman of the Independent Trustee Committee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Appointed May 2016	President/Founder and Director, Rosenblatt International Financial Advisors AG, 03/2012-present.	Trustee, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2015-present; Director, Moblty, Inc., 06/2013-present; Director, R Capital GmbH, 11/2015-present; Director, Zeotap GmbH, 7/2015-present; Director, Rosenblatt International Financial Advisors AG, 03/2012-present.	4
Peter E. Roth, 57	Trustee, Chairman of the Audit Committee,(3) Member of the Nominating and Governance Committee, Member of the Independent Trustee Committee	Appointed May 2016	Managing Partner, JP Charter Oak Advisors llc, 01/2012-present; Chief Executive Officer, KBW Asset Management, Inc., 2006-01/2012.	Trustee, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2015-present; Board Member, St. Mary’s Healthcare System for Children, 09/2010-present.	4
______________

(1)	W. P. Carey Inc., Carey Credit Income Fund - I, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Guggenheim Partners are affiliates of Carey Credit Income Fund 2017 T.

(2)	Messrs. DeCesaris and Abrams, our two Interested Trustees, are among the senior executives of W. P. Carey and Guggenheim, respectively, who provide services to us on behalf of our Advisors.

(3)
Our Board of Trustees has determined that Independent Trustee and Audit Committee Chairman Peter E. Roth is an "audit committee financial expert" as that term is defined under Item 407(d)(5) of Regulation S-K of the Exchange Act.

Trustees’ beneficial interest in the Company as of July 12, 2016 is as follows:

Name of Trustee	Dollar Range of Equity Securities Owned in Company
Interested Trustees:
Mark J. DeCesaris	None
Jeffrey B. Abrams	None
Independent Trustees:
Marc S. Goodman	None
Eric Rosenblatt	None
Peter E. Roth	None
Independent Trustee ownership interest in our Advisors, Dealer Manager, or a control person of these entities is as follows:

Name of Trustee	Name of Trustee and Relationship to Trustee	Company	Title of Class	Value of Security	Percent of Class
Marc S. Goodman	N/A	none	—	—	—
Eric Rosenblatt	N/A	none	—	—	—
Peter E. Roth	N/A	none	—	—	—
Interested Trustees
Mark J. DeCesaris serves as Chief Executive Officer of the Company since May 2016. He has also served as Chief Executive Officer of Carey Credit Income Fund, Carey Credit Income Fund-I and Carey Credit Income Fund 2016 T since February 2016. Mr. DeCesaris also serves as Chief Executive Officer of W. P. Carey Inc. since February 2016 and as a member of its Board of Directors since July 2012. He also serves as Chief Executive Officer and President of Corporate Property Associates 17 - Global Incorporated (“CPA®:17 - Global”) and Corporate Property Associates 18 - Global Incorporated (“CPA®:18 - Global”) since February 2016 and serves as Chief Executive Officer and President of Corporate Property Associates 19 - Global Incorporated since May 2016. Mr. DeCesaris serves as Chairman and a member of the Board of Directors for both CWI and CWI 2 since April 2016. Mr. DeCesaris was Chief Financial Officer of W. P. Carey Inc. and CPA®:17 - Global from 2010 to 2013, having served as Acting Chief Financial Officer of each since 2005 and 2007, respectively. He was also Chief Financial Officer of CPA®:18 - Global from 2012 to 2013 and of CWI from 2008 to 2013. Mr. DeCesaris has also been a member of the Board of Managers of Carey Financial, LLC since 2006 and served as its Chairman from 2013 to 2015. Before joining W. P. Carey, from March 2003 to December 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the New York Stock Exchange, where he oversaw the integration of acquisitions and developed and implemented a shared service organization to reduce annual operating costs. From August 1999 to March 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to August 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded. He started his career with Coopers & Lybrand in Philadelphia, earning his Certified Public Accountant license in 1983. Mr. DeCesaris graduated from Kings College with a BS in Accounting and a BS in Information Technology. He currently serves on the Board of Kings College and on the Board of the Denver Mile High Youth Corps, Petroleum Service Co. and Mountain Productions, Inc.
Mr. DeCesaris was selected as one of our two Interested Trustees because of his experience and his familiarity with W. P. Carey Inc. and its capital market efforts for other offerings and its alternative investment funds. His experience with advisory services and capital raising is particularly relevant to his trusteeship and, we believe, provides us with exceptional experience upon which to draw.
Jeffrey B. Abrams serves on the Investment Committee of Guggenheim, the Sub-Advisor to the Company. He is a Senior Managing Director and portfolio manager in Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Mr. Abrams’ prior roles at Guggenheim include covering the retail and consumer sectors as a senior analyst. He led an industry team focused on investing across the leveraged credit markets in a number of industries, including financial institutions, retail, food and beverage, and consumer products. Mr. Abrams has also focused on sourcing and structuring directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Abrams worked in the Leveraged Finance Group at Bear Stearns, where he focused on various leveraged debt transactions across multiple industries. Mr. Abrams received his BA in History and a BBA in Finance from Emory University.

Mr. Abrams was selected as one of our two Interested Trustees because of his prior experience and familiarity with Guggenheim. Equally significant is his knowledge and experience with corporate credit investing activities analytics, both of which we believe are key qualifications for providing sound direction and leadership.
Independent Trustees
Marc S. Goodman serves as an Independent Trustee, a member of the Audit Committee and the Independent Trustee Committee, and as Chairman of the Nominating and Governance Committee. He is a co-Founder and Managing Director of Conyers Consulting Group, LLC, a consulting firm for asset management companies. Until March 31, 2014, he was Co-Executive Chairman and Global Co-Chief Investment Officer of the Kenmar Olympia Group. Prior to that Mr. Goodman was the President, Co-Chief Executive Officer, and Co-Chief Investment Officer of The Kenmar Group. Prior to co-founding The Kenmar Group in 1983, Mr. Goodman was a Vice President and Director of Pasternak, Baum and Co., Inc., a global dealer of cash commodities. Mr. Goodman graduated from the Bernard M. Baruch School of Business of the City University of New York with a BBA degree and an MBA in Finance and Investments. He was awarded an Economics and Finance Department Fellowship during his studies. Mr. Goodman is the Chairman of the Board of the Stacy Joy Goodman Memorial Foundation, a non-profit charity committed to finding a cure for juvenile diabetes. In addition to his role on the Diabetes Research Institute Foundation’s National Board and Executive Committee, Mr. Goodman is a member of the Foundation’s Northeast Board and its Executive Committee.
Mr. Goodman was selected as one of our three Independent Trustees because of his experience in the asset management industry and as a chief investment officer; as well as his prior and current experience as a director for other non-traditional funds.
Eric Rosenblatt serves as an Independent Trustee, a member of the Audit Committee and the Nominating and Governance Committee, and as Chairman of the Independent Trustee Committee. He is the President, Founder and a Director of Rosenblatt International Financial Advisors AG (“RIFA”), which he founded in 2012. RIFA is a financial advisory firm based in Switzerland that serves high net worth individuals. RIFA focuses on the due diligence, structuring, and monitoring of direct investments (specifically private equity and private debt) and their integration into pre-existing or currently developing financial relationships. Between 2004 and 2009, Mr. Rosenblatt was a Vice President at Guggenheim Partners, an asset management firm in New York. During his tenure at Guggenheim Partners, he oversaw a portfolio of over $2 billion across multiple asset classes; these included private and public equity, high yield and investment grade bonds, credit default swaps, corporate bank debt, and distressed loans. Mr. Rosenblatt holds a BS in Physics from the Massachusetts Institute of Technology and an MBA from the New York University Stern School of Business, where he was inducted into the Beta Gamma Sigma Honors Society.
Mr. Rosenblatt was selected as one of our three Independent Trustees because of his knowledge of portfolio management across multiple asset classes and as director for private companies.
Peter E. Roth serves as an Independent Trustee, a member of the Nominating and Governance Committee and the Independent Trustee Committee, and as Chairman of the Audit Committee. Mr. Roth currently serves as Managing Partner of JP Charter Oak Advisors, which he co-founded in 2012 to focus on private equity investments in the financial services industry. From 2006 to 2012, he served as Chief Executive Officer of KBW Asset Management, Inc. (“KBWAM”), a wholly owned subsidiary of KBW, Inc. While at KBWAM, Mr. Roth oversaw the management of several alternative investment funds and was Managing Director and a member of the Investment Committee of KBW Capital Partners GP LLC. During the same period, he also served as a Financial Agent to the U.S. Department of the Treasury on its Capital Purchase Program and the Automotive Industry Finance Program. From 2003 to 2006, he served as the Head of Insurance Investment Banking for Keefe, Bruyette & Woods, Inc. and, from 1990 to 2003, as Head of U.S. Investment Banking for Fox-Pitt, Kelton Inc. (a division of Swiss Re since 1999).
Previously, Mr. Roth served on the Board of Directors of KBW, Inc., and as an Observer on the Board of Directors of SPARTA Insurance Holdings, Inc. and Asset Allocation & Management Company. In the non-profit sector, Mr. Roth serves on the Board of Directors of St. Mary’s Healthcare System for Children in Bayside, Queens, and is Chairman of the Finance Committee and a member of the Investment Committee and Executive Committee. He was previously the Treasurer and Secretary.
Mr. Roth received a BA from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.
Mr. Roth was selected as one of our three Independent Trustees because of his prior experience in capital raising transactions and strategic planning and his leadership roles at several firms in the financial service industry. He also has finance expertise which, we believe, is beneficial in providing leadership on the Audit Committee.

Executive Officers
The following persons serve as our executive officers in the following capacities:

Name and Age of Officer	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation(s) Past Five Years (1)	Other Directorships Held by Officer
Mark J. DeCesaris, 57	Chief Executive Officer and Chairman of the Board of Trustees	Appointed CEO, Trustee and Chairman May 2016
Chief Executive Officer, W. P. Carey Inc., 02/2016-present; Acting Chief Financial Officer and Chief Financial Officer, W. P. Carey Inc., 11/2005-03/2013; Chief Executive Officer, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2016-present.

Trustee, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 03/2016-present; Director, W. P. Carey Inc., 07/2012-present; Director, Corporate Property Associates 18 - Global Incorporated, 03/2016-present; Director, Corporate Property Associates 17 - Global Incorporated, 03/2016-present; Director, Carey Watermark Investors Incorporated, 04/2016; Director, Carey Watermark Investors 2 Incorporated, 04/2016 Trustee and Vice Chairman, King's College, 2001- present; Director, Mountain Productions Inc., 2012-present; Director, Petroleum Service Company, 2008-present.

Mark M. Goldberg, 54	President	Appointed May 2016
Managing Director, W. P. Carey Inc., 09/2008-present; President and Chief Executive Officer, Carey Credit Advisors, LLC, 12/2014- present; President, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 01/2015-present; Chairman, Carey Financial, LLC, 06/2008-present; Managing Director, Corporate Property Associates 18 - Global Incorporated, 04/2013-present; Managing Director, Corporate Property Associates17- Global Incorporated, 01/2010-present; Managing Director, Carey Watermark Investors Incorporated, 12/2010-present; Managing Director, Carey Watermark Investors 2 Incorporated, 02/2015-present.

Paul S. Saint-Pierre, 62	Chief Financial Officer, Secretary, and Treasurer	Appointed May 2016
Chief Financial Officer, Secretary, and Treasurer, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 01/2015-present; Senior Vice President, W. P. Carey Inc., 12/2014-present; Senior Vice President, Secretary, and Chief Financial Officer, Carey Credit Advisors, LLC, 12/2014-present; Chief Financial Officer, Corporate Capital Trust, Inc., 06/2010-11/2014; Senior Vice President and Group Chief Financial Officer, CNL Financial Group, LLC, 2011-11/2014; Senior Vice President and Chief Financial Officer, CNL Fund Advisors Company, 01/2007-11/2014.

Robert F. Amweg, 63	Chief Compliance Officer	Appointed May 2016
Chief Compliance Officer, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 02/2015-present; Compliance Director, Vigilant Compliance, LLC, 08/2013- present; Consultant to financial service industry, 09/2012-12/2014; Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP, 02/2007-08/2012.

Name and Age of Officer	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation(s) Past Five Years (1)	Other Directorships Held by Officer
Kamal Jafarnia, 50	Senior Vice President	Appointed May 2016
Senior Vice President, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 01/2015-present; Senior Vice President, W. P. Carey Inc., 10/2014-present; Chief Compliance Officer and General Counsel, Carey Financial, LLC, 10/2014- present; Senior Vice President and Chief Compliance Officer, Carey Credit Advisors, LLC, 12/2014-present; Counsel, Greenberg Traurig, LLP, 03/2014-10/2014; Counsel, Alston & Bird LLP, 08/2012-03/2014; Senior Vice President, American Realty Capital, 11/2008-08/2012.
Director, Ashford Hospitality Trust, Inc.
John V. Palmer, 31	Vice President	Appointed May 2016
Vice President, Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Credit Income Fund - I, 01/2015-present; First Vice President, W. P. Carey Inc., 05/2014-present; Vice President, Carey Credit Advisors, LLC, 12/2014- present; Director of Fund Management, CNL Financial Group, LLC, 05/2009-05/2014.

______________

(1)
W. P. Carey Inc., Carey Credit Advisors, LLC, Carey Financial LLC, Carey Credit Income Fund - I, Carey Credit Income Fund 2016 T and Carey Credit Income Fund are affiliates of Carey Credit Income Fund 2017 T.

The address for each executive officer is c/o Carey Credit Income Fund 2017 T, 50 Rockefeller Plaza, New York, New York 10020.
Biographies of Executive Officers Who are Not Trustees
Mark M. Goldberg serves as the President of the Company and the Advisor. Mr. Goldberg has served as a Managing Director of W. P. Carey Inc. since September 2008 and as President, Investment Management of W. P. Carey Inc. since March 2015. He has also served as Chairman of the Board of Managers of the Dealer Manager since January 2015, having previously served as a member of its Board of Managers since June 2008, and as President from April 2008 to March 2015. Mr. Goldberg has also served as a Managing Director of CPA®:17 - Global since January 2010, CPA®:18 - Global since April 2013, CWI since December 2010, and CWI 2 since February 2015. Prior to joining W. P. Carey Inc., Mr. Goldberg served as President and Chief Executive Officer of Royal Alliance Associates, Inc. (“Royal Alliance”), an independent broker-dealer, part of one of the nation’s largest networks of independent advisors, from 2001 to 2006. Prior to his position at Royal Alliance, Mr. Goldberg served, in the same organization, as Executive Vice President of SunAmerica Financial Network, a subsidiary of SunAmerica and the parent company for six national broker-dealers, and as President of a Tokyo-based securities firm, which was an affiliate of the SunAmerica Financial Network, among other positions. Prior to his position in Tokyo, Mr. Goldberg resided in Israel, where he was an active investor in early-stage technology companies and served on the Board of the Jerusalem Institute of Technology. Mr. Goldberg was a founding Director of the Financial Services Institute and currently serves as Chairman Emeritus of the Board of Directors of the Investment Program Association, having previously served as Chairman from January 2014 to January 2015, and as a member of its Board of Directors since 2010. He also serves on the Board of Directors of St. Mary’s Healthcare System for Children and Invest in Others. Mr. Goldberg is a General Securities Principal (Series 24) registered with FINRA. He received a BA in Economics from Yeshiva University and attended graduate studies in finance at Baruch College.
Paul S. Saint-Pierre serves as Chief Financial Officer, Treasurer, and Secretary of the Company. He also currently serves as CFO, Treasurer, and Senior Vice President of the Advisor. Mr. Saint-Pierre joined W. P. Carey Inc. in December 2014. Prior to joining W. P. Carey Inc., between January 2007 and November 2014, Mr. Saint-Pierre was employed at CNL Financial Group in the capacity of Senior Vice President and was appointed Group Chief Financial Officer in 2014. CNL Financial Group sponsored the formation of Corporate Capital Trust, Inc., a BDC, in 2010, and Mr. Saint-Pierre served as its initial Chief Financial Officer, Treasurer, and Secretary. Beginning in 2007, he also served as Chief Financial Officer, Treasurer, and Senior Vice President of CNL Fund Advisors Company, a registered investment advisor and the investment advisor to Corporate Capital Trust, Inc. and the CNL Funds. From February 2007 to March 2010, he served as Principal Financial Officer, Principal Accounting Officer, and Treasurer to the CNL Funds, an open-end mutual fund. From January 2007 to December 2008, he served as Senior Vice President and Chief Financial Officer of CNL Fund Management Company, a sub-

advisor to a public, non-traded real estate investment trust. From February 2005 to January 2007, Mr. Saint-Pierre served as Chief Financial Officer of Hovnanian Land Investment Group, a land development and institutional investment firm. Mr. Saint-Pierre received his BA from Michigan State University and an MBA from the University of California, Berkeley.
Robert F. Amweg serves as Chief Compliance Officer of the Company. Currently Mr. Amweg is a Compliance Director at Vigilant Compliance, LLC ("Vigilant"), an investment management service company. Prior to joining Vigilant in August 2013, he worked as a consultant to the financial service industry. Mr. Amweg spent five years at Turner Investments, LP where he served in several capacities, most recently as Chief Financial Officer and Chief Accounting Officer. He is a Certified Management Accountant, holds an MBA from Fordham University, an MS in Mathematics and Statistics from Montclair University, and a BS in Mathematics from Susquehanna University.
Kamal Jafarnia serves as Senior Vice President of the Company, as well as Senior Vice President and Chief Compliance Officer of the Advisor. He is also Chief Compliance Officer and General Counsel of the Dealer Manager. Mr. Jafarnia joined W. P. Carey Inc. in October of 2014 and currently serves as Senior Vice President. Prior to joining W. P. Carey Inc., he served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, he served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services and Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Before his tenure at these firms, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors. Between 2008 and 2012, he served as counsel at American Realty Capital, a real estate investment program sponsor, and served as Chief Compliance Officer of its affiliated broker-dealer, Realty Capital Securities, LLC. In 2008, he served as Executive Vice President of Franklin Square Capital Partners (“Franklin Square”), an investment management firm in Philadelphia, and as Chief Compliance Officer of FB Income Advisors, LLC, a registered investment advisory affiliate of Franklin Square. Between 2006 and 2008, he also served as Assistant General Counsel of Behringer Harvard and as Chief Compliance Officer of Behringer Securities, LP. From 2004 to 2006, Mr. Jafarnia served as Vice President of Legal for CNL Capital Markets, Inc. and as Chief Compliance Officer to CNL Fund Advisors Company and CNL Institutional Advisors, Inc. Mr. Jafarnia received his LLM in securities and financial regulation from Georgetown University Law Center and his JD from Temple University School of Law. He is a graduate of the University of Texas at Austin, where he received his BA in Economics/Government.
John V. Palmer serves as Vice President of the Company and as First Vice President of the Advisor. Mr. Palmer joined W. P. Carey Inc. in May 2014 and currently serves as First Vice President of Investment Management for W. P. Carey Inc. In this role, Mr. Palmer is responsible for new product initiatives, including new product development and partner relations. Prior to joining W. P. Carey Inc., Mr. Palmer spent six years at CNL Financial Group, Inc., where he participated in the successful development and operations of Corporate Capital Trust, Inc., a non-traded BDC with over $2 billion in gross assets. Prior to CNL Financial Group, Inc., Mr. Palmer worked in government sales for Yukon Advanced Optics, where he focused on all government marketing and sales initiatives. Mr. Palmer received his BBA with a concentration in marketing from The University of Texas at Arlington and his MBA with a concentration in finance from the Crummer Graduate School of Business at Rollins College.
Compensation of Trustees
In fiscal year 2015, each Independent Trustee was entitled to compensation for Trustee-related services for the Master Fund, CCIF 2016 T and CCIF —I including: an annualized retainer fee amount of $30,000, $2,500 for each regular in-person Board of Trustees meetings, $1,000 for (i) all committee meetings held during regular Board of Trustees meetings and (ii) telephonic meetings of the Board of Trustees and committees, and reasonable out-of-pocket expenses incurred in connection with attending Board of Trustees and committee meetings. Each Independent Trustee currently serves as Chairman of one of our separate Board of Trustees committees. No pension or retirement benefits are currently contemplated for our Trustees.
The table below sets forth the compensation received by each Independent Trustee from the Master Fund for the fiscal year ended December 31, 2015; the Interested Trustees did not receive any compensation from the Master Fund for the fiscal year ended December 31, 2015; the Independent Trustees did not receive any additional compensation from any feeder fund affiliated with the Master Fund and compensation for the Delaware Trustee and Independent Trustees’ travel expenses are not included in the table below.

Name of Trustee	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred	Compensation Earnings	All Other Compensation	Total Compensation
Interested Trustees:	—	—	—	—	—	—	—	—
Independent Trustees:	$28,233	—	—	—	—	—	—	$28,233
In fiscal year 2016, the compensation schedule for each Independent Trustee consists of a $52,500 annual retainer fee, $2,500 for participation in Board of Trustees regular quarterly meetings, and $1,000 for (i) all committee meetings held during any regular Board of Trustees meeting and (ii) telephonic meetings of the Board of Trustees and committees. Each Independent Trustee is reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board of Trustees and committee meetings. In addition, a $10,000 annual retainer fee is paid to the Audit Committee chairman.
Board of Trustees Committees
In addition to serving on our Board of Trustees, our Trustees also serve on one or more of the following committees, which have been established by our Board of Trustees to handle certain designated responsibilities. The Board of Trustees has designated a Chairman of each committee. The Board of Trustees may establish additional committees, change the membership of any committee, fill all vacancies, designate alternate members to replace any absent or disqualified member of any committee, or dissolve any committee as it deems necessary and in our best interest.
See Board of Trustees table above.
Independent Trustee Committee, Audit Committee, Nominating and Governance Committee
Independent Trustee Committee.    Our Independent Trustee Committee consists of all of our Independent Trustees. Eric Rosenblatt currently serves as Chairman and as the lead Independent Trustee of the Independent Trustee Committee. The Independent Trustee Committee assists the Board of Trustees by acting as a liaison between the Board of Trustees and our principal service providers, including without limitation, our Advisors. The Independent Trustee Committee is responsible for assessing the flow of information between our management and the Board of Trustees and overseeing the annual approval process of the Investment Advisory Agreement, the Administrative Services Agreement, the Investment Sub-Advisory Agreement, and the Dealer Manager Agreement. The Independent Trustee Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board of Trustees may deem necessary or appropriate. Time is allotted at each quarterly meeting of our Board of Trustees for the Independent Trustees to meet and discuss any issues that they deem necessary or appropriate. The Independent Trustees may also choose to meet in executive session outside the presence of the Interested Trustees during the course of other meetings of our Board of Trustees or at other times as they deem necessary or appropriate.
Audit Committee.    Our Audit Committee consists of all of our Independent Trustees, each of whom meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. Peter E. Roth serves as Chairman of the Audit Committee. Our Board of Trustees has determined that Mr. Roth is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on our website at www.careycredit.com. The Audit Committee is responsible for selecting, engaging, and discharging our independent accountants, reviewing the plans, scope, and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants, and reviewing the adequacy of our internal controls over financial reporting.
Nominating and Governance Committee.    Our Nominating and Governance Committee consists of all of our Independent Trustees. Marc S. Goodman serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating and Governance Committee’s charter is available on our website at www.careycredit.com. The Nominating and Governance Committee is responsible for selecting, researching, and nominating Trustees for election by our shareholders, selecting nominees to fill vacancies on the Board of Trustees or a committee of the Board of Trustees, developing and recommending to the Board of Trustees a set of corporate governance principles, and overseeing the evaluation of the Board of Trustees and our management. Our Nominating and Governance Committee considers shareholders’ proposed nominations for Trustees, if necessary. A shareholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of our Declaration of Trust. Our Nominating and Governance Committee will consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as Trustees, provided that: (i) such person is a shareholder of our Company at the time he, she, or it recommends such nominee and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) the committee will make the final determination as to the qualifications of the individual to be nominated. The committee will evaluate each nominee recommended by a shareholder to serve as Trustee in the same manner as it would evaluate potential nominees identified by the committee.
Board of Trustees Leadership Structure
Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our Advisors, administrator, and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day affairs.
Under our Bylaws, our Board of Trustees may designate one of our Trustees as Chairman to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. Presently, Mr. DeCesaris serves as Chairman of our Board of Trustees and is an “interested person” by virtue of his professional association with W. P. Carey. We believe that it is in the best interests of our shareholders for Mr. DeCesaris to serve as Chairman of our Board of Trustees because of his experience in matters of relevance to our business. Our Board of Trustees has determined that the compositions of the Audit Committee and the Independent Trustee Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of us. We believe that our Board of Trustees’ flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.
Our Independent Trustees have designated an Independent Trustee, who is also the chairman of the Independent Trustee Committee, to serve as the lead Independent Trustee on our Board of Trustees. The designation of a lead Independent Trustee is for an indefinite term, but may be voted on from time to time. The lead Independent Trustee may succeed himself or herself in that position. If the lead Independent Trustee is unavailable for a meeting, his or her immediate predecessor or an Independent Trustee designated by the other Independent Trustees will serve as lead Independent Trustee for such meeting. The lead Independent Trustee presides over meetings of our Independent Trustee Committee. The lead Independent Trustee also serves as a liaison between our Independent Trustee Committee and our management on a wide variety of matters, including agenda items for our Board of Trustees meetings. Designation as such does not impose on the lead Independent Trustee any obligations or standards greater than or different from those of our other Trustees.
All of the Independent Trustees play an active role on the Board of Trustees. The Independent Trustees compose a majority of our Board of Trustees and are closely involved in all material deliberations related to us. Our Board of Trustees believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of our Board of Trustees and equal accountability to us and our shareholders. Our Independent Trustees are expected to meet separately (i) as part of each regular Board of Trustees meeting, and (ii) with our chief compliance officer, as part of at least one Board of Trustees meeting each year. Our Independent Trustee Committee may hold additional meetings at the request of the lead Independent Trustee or another Independent Trustee.
Our Board of Trustees, which reviews its leadership structure periodically as part of its self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board of Trustees’ Role in Risk Oversight
Our Board of Trustees oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our Board of Trustees implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our Board of Trustees and its committees receives reports on our Advisors’ activities, including reports regarding our investment portfolio and financial accounting and reporting. Our Board of Trustees also receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with federal and state securities laws and our internal compliance policies and procedures, as well as those of our Advisors, Dealer Manager, administrator, and transfer agent. The Audit Committee’s meetings with our independent public accounting firm will also contribute to its oversight of certain internal control risks. In addition, our Board of Trustees will meet periodically with our Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Trustees will be encouraged to communicate directly with senior members of our management.
Our Board of Trustees believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisors, the administrator, and our other service providers.

The Delaware Trustee
Wilmington Trust, National Association (the “Delaware Trustee”) serves as our sole Trustee in the State of Delaware. The Delaware Trustee’s principal offices are located at 1100 North Market Street, Wilmington, Delaware 19890. The Delaware Trustee is unaffiliated with us. The Delaware Trustee’s duties and liabilities with respect to the offering of our Shares and the management of the Company are limited to its express obligations under our Declaration of Trust.
The rights and duties of the Delaware Trustee are governed by the provisions of the Delaware Statutory Trust Act and by our Declaration of Trust.
The Delaware Trustee will accept service of legal process on us in the State of Delaware. The duties of the Delaware Trustee are limited to the execution of any certificates required to be filed with the Delaware Secretary of State, which the Delaware Trustee is required to execute under the Delaware Statutory Trust Act. The Delaware Trustee does not owe any other duties to us or our shareholders. The Declaration of Trust provides that the Delaware Trustee is permitted to resign upon at least 30 days’ notice to us, provided, that any such resignation will not be effective until a successor trustee is appointed by our Board of Trustees or a court of competent jurisdiction, or a successor is appointed by a court of competent jurisdiction pursuant to a court petition by the Delaware Trustee. The Declaration of Trust provides that the Delaware Trustee is compensated by us in accordance with a separate fee agreement, and is indemnified by us, as appropriate, against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes, and penalties of any kind and nature whatsoever, to the extent such expenses arise out of or are imposed upon the Delaware Trustee with respect to the performance of its duties pursuant to our Declaration of Trust, or the formation, operation, or termination of the Company. The Delaware Trustee shall not be indemnified by us for any expenses that result from the gross negligence, bad faith, or willful misconduct of the Delaware Trustee. Our Board of Trustees has discretion to replace the Delaware Trustee.
Under Delaware law, neither the Delaware Trustee, either in its capacity as Delaware Trustee or in its individual capacity, nor any director, officer, or controlling person of the Delaware Trustee is, or has any liability as, the issuer or a Trustee, officer, or controlling person of the issuer.
Under our Declaration of Trust, the Delaware Trustee’s duties are limited to (i) accepting legal process served on the Company in Delaware and (ii) execution of documents required to be filed with the Delaware Secretary of State under the Delaware Statutory Trust Act. The Delaware Trustee has no duty or liability to supervise or monitor the performance of our Board of Trustees, nor does the Delaware Trustee have any liability for the acts or omissions of our Board of Trustees. Because the Delaware Trustee delegates substantially all of its authority over our operations to our Board of Trustees, the Delaware Trustee itself is not registered in any capacity with the SEC.
Our Investment Advisors and Executive Officers
As an externally managed BDC, we rely on the services of W. P. Carey as investment advisor under the Investment Advisory Agreement and the services of Guggenheim as investment sub-advisor under the Investment Sub-Advisory Agreement. W. P. Carey also provides administrative services to us under the Administrative Services Agreement. In connection with its services, W. P. Carey has also agreed to provide us with personnel to serve as our appointed officers. While associated with W. P. Carey or its affiliates, several of our appointed executive officers also serve on behalf of our Company and consist of our chief executive officer, president, chief financial officer, secretary, senior vice president, and vice president. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to W. P. Carey pursuant to the Administrative Services Agreement and compensation arrangements for the chief compliance officer. See “Advisory Agreements and Fees - Administrative Services.”
Messrs. DeCesaris and Abrams, our two Interested Trustees, are among the senior executives of W. P. Carey and Guggenheim who provide services to us on behalf of our Advisors.
Below is biographical information relating to individuals involved in rendering advisory services to us.
Key Professionals of W. P. Carey Inc. Acting as Investment Committee Members Who Are Not Officers or Trustees
Jason E. Fox serves on the Investment Committee of W. P. Carey, the investment advisor to the Company. He is Head of Global Investments and President of W. P. Carey Inc., having served in various capacities with W. P. Carey Inc. and its affiliates since 2002. Mr. Fox is responsible for sourcing, negotiating, and structuring acquisitions on behalf of W. P. Carey Inc. and its CPA® series of non-traded REITs. In this role he oversees the pricing, due diligence, approval, and documentation processes, as well as securing debt financing for properties acquired. Asset acquisitions include sale-leaseback, build-to-suit, net lease, and related asset-backed structures. Prior to joining W. P. Carey Inc., Mr. Fox worked at the Spectrem Group, a consulting and mergers and acquisitions advisory firm in San Francisco. Before that he spent two years teaching mathematics and physics at The Hotchkiss School in Connecticut. Mr. Fox graduated magna cum laude from the University of Notre Dame, where he earned a BS in Civil Engineering and Environmental Science. He received his MBA from Harvard Business School.
John D. Miller serves on the Investment Committee of W. P. Carey, the investment advisor to the Company. He joined W. P. Carey Inc. in January 2004 as Vice Chairman of Carey Asset Management Corp., and has served as Chief Investment Officer of W. P. Carey Inc. and CPA®:17 - Global since October 2007, and of CPA®:18 - Global since April 2013. He had also served as Chief Investment Officer of CPA®:16 - Global from March 2005 through the date of the CPA®:16 Merger. Mr. Miller was a co-founder of StarVest Partners, L.P. (“StarVest”), a technology oriented venture capital fund. Mr. Miller continues to retain a non-managing member interest in StarVest. From 1995 to 1998, he served as President of Rothschild Ventures Inc., the private investment unit of Rothschild North America. Prior to joining Rothschild in 1995, he held positions at two private equity firms, Credit Suisse First Boston’s Clipper group and Starplough Inc., an affiliate of Rosecliff. Mr. Miller previously served in investment positions at the Equitable, including serving as President and Chief Executive Officer of Equitable Capital Management Corporation and as head of its corporate finance department. He currently serves on the Boards of Directors of Viggle Inc. and SFX Holding Corporation. He received his BS from the University of Utah and an MBA from the University of Santa Clara.
John J. Park serves on the Investment Committee of W. P. Carey, the investment advisor to the Company. He is Managing Director and Director of Strategic Planning for W. P. Carey Inc. He joined W. P. Carey Inc. as an investment analyst in 1987. During his tenure, he has spearheaded the transactions that have transformed the company, including the consolidation and listing of CPA®:1 through CPA®:9 as Carey Diversified LLC in 1998, its merger with W. P. Carey & Co. Inc. in 2000, the liquidity transactions of CPA®:10, CIP®, CPA®:12, and CPA®:14, and the merger with CPA®:15 and REIT conversion in 2012. He received a BS in Chemistry from Massachusetts Institute of Technology and an MBA in Finance from the Stern School of Business at New York University. He also serves as a trustee for the W. P. Carey Foundation.
Craig J. Vachris serves on the Investment Committee of W. P. Carey, the investment advisor to the Company. He is Executive Director and Chief Credit Officer of W. P. Carey Inc. and its CPA® series of non-traded REITs. In 2011, prior to joining W. P. Carey Inc., he served as Vice President of asset management for Sovereign Investment Company. Prior to Sovereign, Mr. Vachris worked in several positions with Gemini Realty Advisors and ABN AMRO and was a member of the U.S. Army Reserve holding the rank of Lieutenant. He is a graduate of Brown University and holds an MS in Real Estate Finance from New York University.
Key Professionals of Guggenheim Rendering Advisory Services to Us Who Are Not Officers or Trustees
Kevin H. Gundersen, CFA serves on the Investment Committee of Guggenheim, the Sub-Advisor to the Company. He is a Senior Managing Director and portfolio manager in Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. He has over a decade of experience in the high yield and leverage loan asset class, having been with Guggenheim Partners since December 2002. During his career at the firm, Mr. Gundersen has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing across the capital structure in the media, telecommunications, and technology sectors. In addition, in his capacity as a senior analyst and as a team leader, Mr. Gundersen has sourced and structured directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Gundersen worked at GeoTrust, a technology company focused on eCommerce security solutions. Mr. Gundersen received his AB from Harvard University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Zachary D. Warren serves on the Investment Committee of Guggenheim, the Sub-Advisor to the Company. He is a Senior Managing Director and Portfolio Manager for Guggenheim’s Private Debt Fund, and has been with Guggenheim Partners since 2004. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Mr. Warren has been heavily involved in the growth of Guggenheim’s Corporate Credit business. Mr. Warren’s prior roles at Guggenheim include leading a credit team that invested in syndicated bank loans, high yield bonds, and private debt transactions in a variety of industries. Mr. Warren serves as a Director on the Board of Diamond Resorts International. Prior to Guggenheim, Mr. Warren was a senior research analyst at Centre Pacific, LLC, a Los Angeles-based high yield and bank loan portfolio manager, where he focused on the food, retail, restaurant, and telecommunication industries. Prior to Centre Pacific, Mr. Warren was a Vice President at Bear Stearns in the equity research group covering specialty retail. Mr. Warren received his BA in Economics from the College of William & Mary and his MBA from the Anderson School of Business at UCLA.
Thomas J. Hauser serves on the Investment Committee of Guggenheim, the Sub-Advisor to the Company. He is a Managing Director and portfolio manager in Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Prior to his role as a portfolio manager, Mr. Hauser ran a team with Joseph McCurdy covering a variety of sectors including technology, media and telecom, education, metals and mining, homebuilding, healthcare, and energy and power. He has over ten years of experience in the high yield and leverage loan class, having been with Guggenheim Partners since 2002. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, including the energy, power, transportation, and chemical sectors. Mr. Hauser received his BS in Finance from St. Johns University.
Matthew S. Bloom serves on the Investment Committee of Guggenheim, the Sub-Advisor to the Company. He is a Managing Director and Head of Research for the Guggenheim’s Corporate Credit Group, and has been with Guggenheim Partners since 2006. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. During his career at the firm, Mr. Bloom has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing in the consumer, financial, food, gaming, industrials, retail, services, and transportation sectors. In addition, in his capacity as a senior analyst and as a team leader, Mr. Bloom has sourced and structured directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Bloom worked as an attorney at Skadden, Arps, Slate, Meagher & Flom in the Mergers and Acquisitions and Banking and Institutional Investing groups. Mr. Bloom received his BS from the University of Florida and his JD from Columbia University School of Law.
Joseph R. McCurdy serves as Managing Director and Head of Origination for Guggenheim’s Corporate Credit Group. He leads Guggenheim’s effort in sourcing and structuring directly negotiated transactions for both middle market private debt investments and larger underwritten co-arranger transactions. Mr. McCurdy was previously Co-Head of Research and has been with Guggenheim Partners since 2004. In the course of his career, he has covered a range of industries including telecom, media, technology, healthcare, and aerospace and defense. Mr. McCurdy continues to be active in Guggenheim’s European Lending business based in Dublin, Ireland, an office he helped establish from 2007-2009. Mr. McCurdy also coordinates a team in Mumbai, India that augments the group’s research efforts. Prior to his time in Dublin, he covered gaming, lodging, leisure, and real estate in the New York office. Mr. McCurdy received a BA in History from Williams College.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our Shares by:

•	each person known to us to beneficially own more than 5% of the outstanding Shares;

•	each of our Trustees and each executive officer; and

•	all of our Trustees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the date of this prospectus. Ownership information for those individuals who beneficially own 5% or more of our Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available. A shareholder that owns more than 25% of our Shares is presumed to control us (as such term is defined in the 1940 Act).

Name	Number	Percentage of current ownership (2)
Beneficial Owners of More Than 5%: (1)(2)	—	—%
None
Trustees and Executive Officers: (1)
Interested Trustees:
Mark J. DeCesaris (3)	—	—%
Jeffrey B. Abrams	—	—%
Independent Trustees:
Marc S. Goodman	—	—%
Eric Rosenblatt	—	—%
Peter E. Roth	—	—%
Executive Officers:
Mark M. Goldberg	—	—%
Paul S. Saint-Pierre	—	—%
Kamal Jafarnia	—	—%
John V. Palmer	—	—%
Robert F. Amweg	—	—%
All Trustees and officers as a group
(10 persons)	—	—%
______________

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)	Based on a total of 0 Shares issued and outstanding as of July 12, 2016.

(3)	Mark J. DeCesaris is also the Chief Executive Officer of the registrant.

ADVISORY AGREEMENTS AND FEES
Our investment process is a collaborative effort between W. P. Carey and Guggenheim and benefits from the combined business and specific industry knowledge, transaction expertise, and deal-sourcing capabilities of both Advisors. Through their services to the Master Fund, W. P. Carey is responsible for the overall management of our activities and Guggenheim is responsible for the day-to-day management of our investment portfolio. W. P. Carey provides its services under the Investment Advisory Agreement and the Administrative Services Agreement, and Guggenheim provides its services under the Investment Sub-Advisory Agreement with W. P. Carey. The activities of both of our Advisors are subject to the supervision and oversight of our Board of Trustees and the Master Fund’s Board of Trustees.
W. P. Carey oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, investor relations, and other administrative services. W. P. Carey also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, W. P. Carey assists us in calculating our net asset value, overseeing the preparation and filing of tax returns, the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
Advisory Services
Under the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, our Advisors are responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such strategies;

•	identifying, evaluating, negotiating, and structuring the investments we make;

•	performing due diligence on prospective portfolio companies;

•	executing, closing, servicing, and monitoring the investments we make;

•	determining the securities and other assets that we will purchase, retain, or sell;

•	arranging for debt financing on the Master Fund’s behalf, subject to oversight and approval of the Board of Trustees; and

•	providing us with such other investment advisory, research, and related services as we may, from time to time, reasonably require for the investment of our capital.
Guggenheim is primarily responsible for initially identifying, evaluating, negotiating, and structuring our investments. These activities are carried out by its investment teams and are subject to the oversight of Guggenheim’s senior investment personnel. Each investment that we make will require the approval of both Advisors. Certain affiliated co-investment transactions, to the extent permitted by an SEC exemptive order, may require the additional approval of our Independent Trustee Committee.
Additionally, as a BDC, we must offer managerial assistance to our EPCs. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our EPCs, and providing other organizational and financial guidance. Our Advisors or our administrator make available such managerial assistance, on our behalf, to our EPCs, whether or not they request this assistance. We, not our Advisors, retain all fees for these services and reimburse our Advisors for their allocated costs in providing such assistance, subject to review and approval by our Board of Trustees.
The compensation payable to our Advisors has been approved by the Master Fund’s Board of Trustees, consistent with the exercise of the requisite standard of care applicable to Trustees under Delaware law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided, or whether the Master Fund makes distributions to its shareholders.
Administrative Services
Under the terms of the Administrative Services Agreement, W. P. Carey performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing, and disseminating shareholder reports, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. W. P. Carey also provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities, and personnel, we will reimburse W. P. Carey for administrative expenses it incurs in performing its obligations.
For providing these services, facilities, and personnel, we (indirectly through the Master Fund) will reimburse W. P. Carey for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) W. P. Carey’s actual costs and (ii) the amount that we would be required to pay for comparable administrative services in the same geographic location. W. P. Carey is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations, and/or other reasonable metrics. Our Board of Trustees assesses the reasonableness of such reimbursements based on the breadth, depth, and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our Board of Trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Trustees compares the total amount paid to W. P. Carey for administrative services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse W. P. Carey for any administrative services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment, or other administrative items allocated to a controlling person of W. P. Carey.
Term; Effective Date
Each of the Investment Advisory Agreement, the Investment Sub-Advisory Agreement, and the Administrative Services Agreement were approved by the Master Fund’s Board of Trustees on February 23, 2015. Unless earlier terminated as described below, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect year to year thereafter if approved annually by a majority of the Master Fund’s Independent Trustees and either the Master Fund’s Board of Trustees or the holders of a majority of the Master Fund’s outstanding voting securities. Unless earlier terminated as described below, the Administrative Services Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect year to year thereafter if approved annually by a majority of the Company’s Board of Trustees and the Company’s Independent Trustees.
Each of the Investment Advisory Agreement, the Investment Sub-Advisory Agreement, and the Administrative Services Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, the Master Fund may terminate the Investment Advisory Agreement and the Administrative Services Agreement with W. P. Carey, and cause W. P. Carey to terminate the Investment Sub-Advisory Agreement with Guggenheim upon 60 days’ written notice. The decision to terminate any agreement may be made by a majority of the Master Fund’s Independent Trustees or the holders of a majority of the Master Fund’s outstanding common shares. In addition, W. P. Carey and Guggenheim have agreed that, in the event that one of them is removed (other than for cause), or either the Investment Advisory Agreement or the Investment Sub-Advisory Agreement is not renewed, the other will also terminate its agreement with the Master Fund.
W. P. Carey is permitted to voluntarily terminate the Investment Advisory Agreement and the Administrative Services Agreement, and Guggenheim is permitted to voluntarily terminate the Investment Sub-Advisory Agreement, upon 120 days’ prior written notice. W. P. Carey may not terminate the Investment Sub-Advisory Agreement without the consent of the Master Fund’s Independent Trustees or the holders of a majority of the Master Fund’s outstanding common shares.
Investment Advisory Fees
The Company does not incur a separate advisory fee, but the Company and its shareholders are indirectly subject to the Master Fund’s advisory fee on a pro rata basis. The Master Fund pays W. P. Carey a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee. The Investment Sub-Advisory Agreement between W. P. Carey and Guggenheim provides that Guggenheim will receive 50% of all fees payable to W. P. Carey under the Investment Advisory Agreement. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with our overall investment performance. The cost of both the management fee and the incentive fee is ultimately borne by our shareholders.
Management Fee
The management fee is calculated at the following annual rates based on the simple average of the Master Fund’s gross assets (i.e., total assets) at the end of the two most recently completed calendar months and is payable monthly in arrears:

Annual Rate
2.000% on the portion of assets below $1 billion
1.875% on the portion of assets between $1 billion and $2 billion
1.750% on the portion of assets above $2 billion
The determination of gross assets will reflect changes in the fair value of portfolio investments, including both realized and unrealized capital appreciation. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets.
Incentive Fee
The incentive fee consists of two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains.
The subordinated incentive fee on income will be earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. In the case of a liquidation or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event. The subordinated incentive fee on income for each quarter will be calculated as follows:

•
No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.875% on average adjusted capital (the “quarterly preferred return”).

•
All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.344% on average adjusted capital in any quarter, will be payable to the Advisors (the “catch-up”). The catch-up is intended to provide an incentive fee of 20% on all pre-incentive fee net investment income when pre-incentive fee net investment income reaches 2.344% on average adjusted capital in any quarter.

•
For any quarter in which pre-incentive fee net investment income exceeds 2.344% on average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•
Pre-incentive fee net investment income is defined as the Master Fund’s quarterly net investment income as determined by GAAP, excluding the expenses of quarterly Incentive Fee; plus Net Interest, if any, as defined below; less dividends declared in the quarter on any issued outstanding preferred stock of the Master Fund; less the quarterly operating expenses for (i) the Company and (ii) any future feeder funds as described in the prospectus, disregarding any feeder fund distribution and shareholder servicing fees; less any quarterly expense support obligations from the Advisors under the Expense Support and Conditional Reimbursement Agreement; plus any quarterly expense support reimbursement obligation from the feeder funds to the Advisors under the Expense Support and Conditional Reimbursement Agreement (See “Management Discussion and Analysis of Financial Condition and Results of Operations - Operating Expenses”).

•	Any management fees waived by the Advisor shall be disregarded in the calculation of the incentive fee.

•
For purposes of computing the subordinated incentive fee on income, the calculation methodology will look through derivatives or swaps as if the Master Fund owned the reference assets directly. Therefore, Net Interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by the Master Fund to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income for purposes of the subordinated incentive fee on income.

•
Average adjusted capital is defined as the daily average of (i) cumulative proceeds generated from sales of the Master Fund’s common shares, (ii) reduced for (A) distributions paid to the Master Fund shareholders that represent return of capital on a tax basis and (B) the cumulative historical proceeds originally generated from sales of the Master Fund’s common shares that have been repurchased pursuant to the share repurchase program or a Liquidity Event.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average adjusted capital)
Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee
The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains as calculated in accordance with GAAP.
For purposes of computing the incentive fee on capital gains, the calculation methodology will look through derivatives or swaps as if the Master Fund owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the incentive fee on capital gains.
Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that the Master Fund may pay such fees in a quarter where it incurs a net loss. For example, if the Master Fund receives pre-incentive fee net investment income in excess of the 1.875% on average adjusted capital for a quarter, it will pay the applicable incentive fee even if it has incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisors will not be under any obligation to reimburse the Master Fund for any part of the incentive fee they receive that is based on prior period accrued income that the Master Fund never receives as a result of a subsequent decline in the value of its portfolio or any borrower default.
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using a detailed policy and procedure approved by our Advisors and the Master Fund’s Board of Trustees, including a majority of the Independent Trustees, and such policy and procedure are consistent with the description of the calculation of the fees set forth above.
Our Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee deferred as to any month, quarter, or year will be deferred without interest and may be taken in any such other month (prior to the occurrence of a Liquidity Event) as our Advisors may determine in their sole discretion. Deferred fees may be paid at a later date but in any case no later than three years from the date such fees were incurred. Any fee waivers or deferrals may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by the Master Fund to the Advisors (and indirectly borne by the feeder funds). To the extent that Guggenheim elects to waive or defer all or any portion of its allocable share of the fees, W. P. Carey will make the election on its behalf and any amounts due to Guggenheim under the Investment Sub-Advisory Agreement will be adjusted accordingly.
Examples of the two-part incentive fee:
Example 1 - Subordinated Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average adjusted capital	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	0.550%	1.950%	2.800%
Catch up incentive fee (maximum of 0.469%)	0%	(0.075)%	(0.469)%
Split incentive fee (20% above 2.344%)	0%	0%	(0.091)%
Net investment income (to shareholders)	0.550%	1.875%	2.240%

Scenario 1 - Subordinated Incentive Fee on Income
Pre-incentive fee net investment income does not exceed the 1.875% preferred return rate; therefore, there is no catch up or split incentive fee on pre-incentive fee net investment income.
Scenario 2 - Subordinated Incentive Fee on Income
Pre-incentive fee net investment income falls between the 1.875% preferred return rate and the catch up of 2.344%; therefore, the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.875% preferred return, or 0.0750% of average adjusted capital.
Scenario 3 - Subordinated Incentive Fee on Income
Pre-incentive fee net investment income exceeds the 1.875% preferred return and the 2.344% catch up provision. Therefore the catch up provision is fully satisfied by the 0.469% (rounded) of pre-incentive fee net investment income above the 1.875% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.344% threshold. This provides a 0.560% incentive fee, which represents 20% of pre-incentive fee net investment income.
Example 2 - Incentive Fee on Capital Gains
Assumptions
Year 1:    No net realized capital gains or losses

Year 2:
6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains    = 20% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains    = 20% × (6%-1%)
= 20% × 5%
= 1%
Example of Effect of Expense Support Payments on Incentive Fee Calculation
Under the Expense Support and Conditional Reimbursement Agreement, the Advisors will reimburse us for operating expenses and we will have a conditional obligation to reimburse the Advisors for any amounts funded by the Advisors under such agreement, pursuant to the conditions specified under “Operating Expenses” below. Incentive fees on pre-incentive fee net investment income will not be triggered or increased based on expense support payments made under the Expense Support and Conditional Reimbursement Agreement. As the example below demonstrates, expense support payments made under the Expense Support and Conditional Reimbursement Agreement are backed out of the calculation of incentive fees on pre-incentive fee net investment income in order to avoid the triggering or increase of such incentive fees.

	July 1, 2017 - September 30, 2017
Time Period	Include Expense Support		Disregard of Expense Support (Advisor Agreement)
Number of Days in Quarter		92		92
Quarterly Preference Return (nominal)		1.875%		1.875%
Annualized Preference Return (nominal)		7.500%		7.500%
Quarterly Preference Return (actual 92/365)		1.89041%		1.89041%
Average Adjusted Capital		$33,108,365		$33,108,365
Preference Return Threshold		625,884		625,884
Income		750,000		750,000
Management Fees	$166,902		$166,902
Subordinated Incentive Fee on Income	53,734		—
General & Administrative Expenses	103,480		103,480
Total Operating Expenses		324,116		270,382
Expense Support		(200,000)		—
Net Investment Income		625,884		479,618
Add Back Incentive Fees		53,734		—
Pre-Incentive Fee Net Investment Income		$679,618		$479,618
Quarterly Preference Return	1.89041%	Above preference return threshold		Below preference return threshold
Indemnification of Our Advisors
The Investment Advisory Agreement and the Investment Sub-Advisory Agreement provide that W. P. Carey and Guggenheim (and each of the officers, trustees, and persons associated with each advisor), shareholders (and owners of the shareholders), controlling persons, and agents are entitled to indemnification from the Master Fund for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened, or completed action, suit, investigation, or other proceedings arising out of, or otherwise based on the performance of any of, such Advisor’s duties or obligations under the Investment Advisory Agreement or the Investment Sub-Advisory Agreement, as applicable, or otherwise as our investment advisor, (i) to the extent such damages, liabilities, costs, and expenses (A) are not fully reimbursed by insurance, and (B) the standard of care set forth in our Declaration of Trust has been satisfied, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our Declaration of Trust, the 1940 Act, the laws of the State of Delaware, and other applicable law.
Proxy Voting Policies and Procedures
We have delegated the proxy voting responsibility for investments we own to our Sub-Advisor. Our Sub-Advisor will vote proxies according to its proxy voting policies and procedures. Our Sub-Advisor’s policies and procedures will be reviewed periodically by our Advisor as well as our Board of Trustees, and accordingly, are subject to change.
As an investment adviser registered under the Investment Advisers Act of 1940, our Sub-Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner, free of conflicts of interest, and in the best interests of its clients. Our Sub-Advisor’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.
Proxy Policies
Our Sub-Advisor will vote proxies relating to our securities in a manner that they believe, in their discretion, to be in the best interest of our shareholders. This generally means voting proxies with a view to enhancing the value of the shares of stock held in portfolio companies, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. Our Sub-Advisor utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. Our Sub-Advisor will receive information from ISS recommending how proxies should be voted. Our Sub-Advisor will review these voting recommendations and generally votes proxies in accordance with such recommendations. If a proposal is voted in a manner different than set forth in the ISS guidelines, the reasons shall be documented in writing.
Our Sub-Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the ISS’s guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate Sub-Advisor’s investment management team. Determination of whether there is a material conflict of interest between us and our Sub-Advisor due to (a) the provision of services or products by an affiliate of our Sub-Advisor to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of our Sub-Advisor or its affiliates and proponents of a proxy issue or (c) any other issue, may be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult representatives from the Sub-Advisor’s Investment Management and Compliance (and Legal, as necessary) to determine how to vote the proxy consistent with our Sub-Advisor’s procedures and fiduciary duties.
Proxy Voting Records
You may obtain information, without charge, regarding how our Sub-Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Carey Credit Income Fund 2017 T, 50 Rockefeller Plaza, New York, New York 10020.

USE OF PROCEEDS
W. P. Carey and an affiliate of Guggenheim each invested or caused to be invested $25 million in the Master Fund in exchange for its common shares. The Master Fund began investing the proceeds from the Seed Capital Investments on April 2, 2015.
We will invest the proceeds from each weekly subscription closing promptly in the Master Fund at the net asset value of the Master Fund, which will vary over time. The Company expects that following receipt of the weekly offering proceeds by the Master Fund, the Master Fund will invest such proceeds generally within 30-90 days after each subscription date, in accordance with the Company’s and the Master Fund’s investment objectives and strategies, and consistent with market conditions and the availability of suitable investments.
The following table sets forth the Company’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Company sells the maximum number of Shares registered in this offering, or 105,263,158 Shares. The amount of net proceeds may be more or less than the amount depicted in the table below, depending on the public offering price of the Shares and the actual number of Shares the Company sells in this offering. The table below assumes that Shares are sold at the initial offering price of $9.50 per share. Such amount is subject to increase or decrease based upon, among other things, the Company’s net asset value per share.
The amounts in this table assume that the full fees are paid on all Shares offered to the public on a best efforts basis. All or a portion of the Dealer Manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies and sales to the Company’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to the Company for investments.
The selling commissions and Dealer Manager fees in this offering will not exceed 10% of the public offering price per share. Based on the current public offering price of $9.50 per share, net proceeds are estimated to be $8.86 per share.
Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.

	Maximum Offering
	Amount	% of Net Proceeds (1)	% of Gross Proceeds
Gross proceeds	$1,000,000,000	106.10%	100.00%
Less Sales Load:
Selling commissions	30,000,000	3.18%	3.00%
Dealer manager fees	27,500,000	2.92%	2.75%
Net proceeds available for investment operations	$942,500,000	100.00%	94.25%
_________

(1)	Because sales load is contractually determined based on gross proceeds, the sales load represents a higher percentage of net proceeds than presented as a percentage of gross proceeds.
Our Advisors are responsible for the payment of our organization and offering expenses to the extent they exceed 1.5% of the aggregate gross proceeds from the Company’s offering, without recourse against or reimbursement by us, regardless of the amount of Shares sold in this offering. Therefore, if we sold all registered Shares under this offering and assuming that no Shares were sold under the DRP, then the maximum organization and offering expenses to be incurred by the Company would be $15.0 million.

DISTRIBUTIONS
Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a weekly, semi-monthly, or monthly basis and intend to pay such distributions on a monthly basis. We expect to pay distributions out of assets legally available for distribution based on our investment performance. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. Distributions from offering proceeds or from borrowings could also reduce the amount of capital we ultimately invest in interests of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.
Each year a statement on IRS Form 1099-DIV (or such successor form) identifying the source of the distributions will be mailed to our shareholders subject to IRS tax reporting. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of Shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of Shares.
We intend to elect to be treated for federal income tax purposes, beginning with our taxable year ending December 31, 2017, and intend to qualify annually thereafter, as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute as dividends to our shareholders. To obtain and maintain RIC tax treatment, we must distribute an amount generally at least equal to 90% of the sum of our net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M of the Code. If a RIC makes a spillover dividend, the amounts will be included in a shareholder’s gross income for the taxable year in which the spillover distribution is paid (stated differently, there is no impact of a spillover distribution to the shareholder).
In order to minimize certain excise taxes imposed on RICs, we currently intend to, but are not required to, distribute in respect of each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses ("capital gain net income") for the one-year period generally ending on October 31 of the calendar year, and (iii) any ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no federal income tax.
We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”
We have adopted an “opt-in” DRP pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Shares. See “Distribution Reinvestment Plan.”

SENIOR SECURITIES
Under a no action letter issued by the staff of the SEC to us and the Master Fund, we are not permitted to issue senior securities. The Master Fund is permitted to issue senior securities. The current asset coverage requirement is coverage at least equal to 200% of senior securities immediately after the incurrence of indebtedness and/or issuance of preferred stock.
The Master Fund’s senior securities are shown in the table below as of December 31, 2015. The report of [●], our independent registered public accounting firm, in connection with the senior securities table, appears as an exhibit to this registration statement of which this prospectus is a part.
For additional information about the Master Fund’s senior securities, including a description of its credit facility arrangement, this information should be read in conjunction with the Master Fund’s consolidated financial statements and related notes thereto appearing at pages F-1 through F-46. Dollar amounts in this section are presented in thousands.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidation Preference per Unit (3)	Average Market Value per Unit (4) (Exclude Bank Loans)
2015	$39,000	2.20	—	N/A
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(1)    Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of the Master Fund's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)    Not applicable because senior securities are not registered for public trading on a stock exchange.

DISCUSSION OF OPERATING PLANS
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks, and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes, as well as other financial information appearing elsewhere in the prospectus.
Overview
We are a non-diversified, closed-end management investment company that intends to qualify as a BDC under the 1940 Act. We were formed as a Delaware statutory trust on March 18, 2016. The Master Fund is externally managed by W. P. Carey and Guggenheim, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated for federal income tax purposes, beginning with our taxable year ending December 31, 2017, and intend to qualify annually thereafter, as a RIC under the Code.
Investment Objectives and Investments
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by investing substantially all of our equity capital in the Master Fund. The Master Fund's investment objectives are the same as our own. The Master Fund's investment strategy is focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring its investment portfolio. When evaluating an investment and the related portfolio company, the Master Fund uses the resources of its Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe the Master Fund's flexible approach to investing allows it to take advantage of opportunities that offer favorable risk/reward characteristics.
The Master Fund intends to meet its investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. Specifically, it expects a typical borrower to have EBITDA of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion. The Master Fund seeks to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. The Master Fund anticipates that its investments will sit senior (generally as senior secured debt) in a borrower’s capital structure and have re-payment priority over other parts of a borrower’s capital structure (i.e., subordinated debt, preferred and common equity). By investing in a more senior attachment point of a borrower’s capital structure, the Master Fund expects to protect its principal with less risk, which it believes provide for a distinctive risk/return profile as compared to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans, the Master Fund invests in opportunities that include more broadly syndicated assets, such as bank loans and corporate bonds. In these instances, its portfolio is more heavily weighted towards floating-rate investments, whose revenue streams may increase in a rising interest rate environment. The Master Fund may also invest in fixed-rate investments, options, or other forms of equity participation, and, to a limited extent and not as a principal investment strategy, structured products such as CLOs and CDOs. The Master Fund seeks to make investments which have favorable characteristics, including closing fees, prepayment premiums, lender-friendly control provisions, and lender-friendly covenants.
As a BDC, the Master Fund is required to comply with certain regulatory requirements. For instance, it may not acquire any assets other than “qualifying assets” (as specified in the 1940 Act) unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets as determined at the end of the prior quarter (with certain limited exceptions). Qualifying assets include investments in EPCs. Under the relevant SEC rules, the term “eligible portfolio company” includes all U.S. private companies, U.S. companies whose securities are not listed on a national securities exchange, and certain U.S. public companies that have listed their securities on a national securities exchange but have a market capitalization of less than $250 million. These rules also permit the Master Fund to include as qualifying assets certain follow-on investments in companies that were EPCs at the time of initial investment, but no longer meet the definition of EPC at the time of the follow-on investment.
The Master Fund primarily focuses on the following range of investment types that may be available within the capital structure of portfolio companies:

•
Senior Debt. Senior debt investments generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. The senior debt classification includes senior secured first lien loans, senior secured second lien loans, and senior secured bonds. In some circumstances, the secured lien could be subordinated to the claims of other creditors.

•
Subordinated Debt. Subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•
Equity Investments. Preferred and/or common equity investments may be acquired alongside senior and subordinated debt investment activities or through the exercising of warrants or options attached to debt investments. Income is generated primarily through regular or inconstant dividends and realized gains on dispositions of such investments.

The Master Fund's investment activities may vary substantially from period to period depending on many factors, including: the demand for capital from creditworthy privately owned U.S. companies, the level of merger, acquisition and refinancing activity involving private companies, the availability of credit to finance transactions, the general economic environment, the competitive investment environment for the types of investments the Master Fund currently seeks and intends to seek in the future, the amount of equity capital the Master Fund raises from the sale of its common shares to us and any other feeder funds, and the amount and cost of capital that the Master Fund may borrow.
The Master Fund acquires its portfolio investments through the following investment access channels:

•
Direct Originations: This channel consists of investments that are originated through our Advisors' relationship networks. Such investments are originated or structured for us or made by us and are not generally available to the broader investment market. These investments may include both debt and equity investment components.

•
Primary Issuances: This channel primarily includes the participation in private placement transactions that are made available to, and become closely held by, a relatively small group of institutional investors. These transactions are typically originated and arranged by investment intermediaries other than our Advisors.

•
Secondary Market Transactions: This channel primarily includes investments in broadly syndicated loans, high yield notes and bonds, and other investments that are generally owned by a wide range of investors and made available through various trading markets.

On July 15, 2015, the staff of the Securities and Exchange Commission issued a no action letter to the Master Fund and us, permitting the Master Fund, us and any other feeder fund that may be created in the future that invests all or substantially all its assets in the Master Fund to operate in a master/feeder fund structure. More specifically, the no action letter:

•	permits a feeder fund to operate as a BDC under the 1940 Act;

•	permits a feeder fund to look through the Master Fund and treat as its assets its proportionate ownership interest in the Master Fund’s assets; and

•	permits the Master Fund to repurchase its shares in connection with the planned liquidation of a feeder fund at the end of the feeder fund’s finite term.
Revenues
We generate revenues primarily in the form of dividend income derived from our ownership of the Master Fund's common shares. Our revenues will fluctuate with the operating performance of the Master Fund and its dividend distribution policies.
The Master Fund plans to generate revenue primarily in the form of interest on the debt securities of portfolio companies that it acquires and holds for investment purposes. The Master Fund expects that its investments in debt securities will generally have an expected maturity of three to ten years, although it has no lower or upper constraint on maturity, and it expects to earn interest at fixed or floating rates. Interest on its debt securities is generally payable to it quarterly or semi-annually. In some cases, the Master Fund's debt investments may partially defer cash interest payments with PIK interest provisions. Any outstanding principal amount of its debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, the Master Fund may generate revenue in the form of prepayment fees, commitment fees, origination fees, and fees for providing significant managerial assistance.
Operating Expenses
Our primary operating expenses include administrative services, custodian and accounting services, independent audit services, compliance services, tax services fees, legal services, transfer agent services, distribution and shareholder servicing fees, organization expenses and amortization of deferred offering expenses. Additionally, we indirectly bear the operating expenses of the Master Fund through our ownership of its common shares, such as base management fees, performance-based incentive fees, interest expense, third party valuation services, and various other professional fees.
Our primary annual operating expenses include (i) advisory fees (incurred at the Master Fund level) to compensate the Advisors for their services in identifying, evaluating, negotiating, closing, and monitoring our investments, and (ii) the reimbursement of expenses (by the Master Fund) under the Investment Advisory Agreement and the Administrative Services Agreement with W. P. Carey. W. P. Carey is responsible for compensating Guggenheim for its investment sub-advisory services and we are not directly responsible for paying such amounts. We will bear all other expenses, which are expected to include, among other things:

•	corporate, organizational, and offering expenses relating to the offering of our Shares;

•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our Shares and other securities;

•	the distribution and shareholder servicing fees;

•
fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, and making and valuing investments, and performing due diligence reviews of prospective investments;

•	fees, expenses, and interest payable on debt, if any, incurred to finance our investments;

•	transfer agent fees, accounting services fees, fund administration fees and expenses, and custodial fees;

•	fees and expenses associated with our compliance program;

•	federal and state registration fees, and any stock exchange listing fees;

•	federal, state, and local taxes;

•
reimbursements for travel expenses in connection with due diligence only to the extent permitted by, and in all cases subject to, the provisions of the Omnibus Guidelines adopted by the North American Securities Administrators Association;

•	independent trustees’ fees and expenses, including travel expenses;

•	costs of Board of Trustees and shareholder meetings;

•	costs of fidelity bonds, trustees and officers errors and omissions liability insurance, and other types of insurance;

•	direct costs of preparation of and printing of shareholder reports and notices, financial statements, proxy statements, advertising or sales materials, mailing, long distance telephone, and staff;

•	fees and expenses associated with internal and independent audits and legal services, including compliance with the Sarbanes-Oxley Act, the 1940 Act, and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

•
all other expenses incurred by us or the Advisors in connection with administering our business, including expenses incurred by our Advisors in performing their investment and administrative services obligations on our behalf.

Under the Expense Support and Conditional Reimbursement Agreement, the Advisors reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our shareholders in each month, less the sum of our investment company taxable income, net capital gains and dividends, and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in investment company taxable income or net capital gains) in each month.
Pursuant to the Expense Support and Conditional Reimbursement Agreement, we have a conditional obligation to reimburse the Advisors for any amounts funded by the Advisors under such agreement if (and only to the extent that), during any month occurring within three years of the date on which the Advisors funded such amount, the sum of our investment company taxable income, net capital gains, and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in investment company taxable income or net capital gains) exceeds the distributions paid by us to our shareholders; provided, however, that (i) we only reimburse the Advisors for expense support payments made by the Advisors to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to Shares for the fiscal year-to-date period after taking such reimbursement payments into account and (B) the percentage of our average net assets attributable to Shares represented by “other operating expenses” during the fiscal year in which such expense support payment from the Advisors was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from the Advisors made during the same fiscal year), and (ii) we do not reimburse the Advisors for expense support payments made by the Advisors if the annualized rate of regular cash distributions (exclusive of return of capital and distribution rate reduction due to distribution and shareholder servicing fees, if any) per Share declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions (exclusive of return of capital and distribution rate reduction due to distribution and shareholder servicing fees, if any) per Share declared by us at the time the Advisors made the expense support payment to which such reimbursement relates. We do not pay interest on the expense support payments we receive from the Advisors. “Other operating expenses” means our total operating expenses (as described in “-Operating Expenses”), excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions, and extraordinary expenses.
We or the Advisors may terminate the Expense Support and Conditional Reimbursement Agreement at any time. The Advisors have indicated that they expect to continue expense support until they deem that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income.
Upon termination of the Expense Support and Conditional Reimbursement Agreement by the Advisors or the Master Fund, the Advisors will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse the Advisors pursuant to the terms of the Expense Support and Conditional Reimbursement Agreement shall survive the termination of such agreement by either party.
Reimbursement of W. P. Carey for Administrative Services
We (indirectly through the Master Fund) reimburse W. P. Carey for the administrative expenses necessary for its performance of services to us. However, such reimbursement are made at an amount equal to the lower of W. P. Carey’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs are reasonably allocated to us on the basis of assets, revenues, time records, or other reasonable methods. We do not reimburse W. P. Carey for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment, or other administrative items allocated to a controlling person of W. P. Carey.
Financial Condition, Liquidity, and Capital Resources
Our primary sources of cash include (i) the sale of our Shares, (ii) reinvestment of distributions, (iii) distributions received from our ownership of the Master Fund's common shares, and (iv) expense reimbursement payments from the Advisors pursuant to the Expense Support Agreement. Our primary uses of cash include (i) investment in the Master Fund common shares, (ii) payment of operating expenses, and (iii) cash distributions to our shareholders. We do not currently anticipate issuing any preferred stock within 12 months of the commencement of operations and we will not borrow capital.
We manage our statement of assets and liabilities such that current assets are sufficient to cover current liabilities. All remaining cash in excess of net working capital is regularly invested in the common shares of the Master Fund.
The Master Fund generates cash primarily from the net proceeds of this offering (and from the offering of other feeder funds) and from cash flows from interest, dividends, and fees earned from its investments, as well as principal repayments and proceeds from sales of its investments. Its primary use of cash will be investments in portfolio companies, payments of its expenses, and cash distributions to its shareholders.
We sell our Shares on a continuous basis at our public offering price, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to our registration statement to sell at a price necessary to ensure that Shares are not sold at a price per Share, after deducting sales commissions and Dealer Manager fees, that is below our net asset value per share. If our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement, or (ii) increases to an amount that is greater than the net proceeds per share, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website. In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. We will supplement the prospectus in the event that we need to change the public offering price to comply with this pricing policy and we will also post the updated information on our website at www.careycredit.com.

The Master Fund may borrow funds to make investments, including before it has fully invested the proceeds of this offering, to the extent the Master Fund determines that leveraging its portfolio would be appropriate. On December 17, 2015, Hamilton Finance LLC (“Hamilton”), a newly-formed, wholly-owned, special purpose financing subsidiary of the Master Fund, entered into a senior-secured term loan credit facility (the “Hamilton Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”), as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. The Hamilton Credit Facility provides for delayed-draw borrowings in an aggregate principal amount of $175,000,000 on a committed basis during the four years following the closing date of the Hamilton Credit Facility.
The Master Fund may contribute cash and sell or contribute loans or bonds (collectively, “assets,” which definition only applies to this discussion of Hamilton) to Hamilton from time to time, and will receive fair market value for any assets sold to Hamilton or will receive an increase in the value of its interests in Hamilton for any assets contributed. Hamilton may purchase additional assets directly from parties other than the Master Fund in the ordinary course of business and as deemed appropriate. Hamilton has appointed the Master Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. The investment management agreement provides that the Master Fund shall (i) supervise and direct the investment of Hamilton's assets, (ii) manage, service, administer and make collections on Hamilton's portfolio investments and (iii) perform other investment and leverage-related duties and functions. Hamilton’s obligations to JPM under the Hamilton Credit Facility are secured by a first priority security interest in substantially all of the assets of Hamilton, including its portfolio of assets. The obligations of Hamilton under the Hamilton Credit Facility are non-recourse to the Master Fund, and the Master Fund’s exposure under the Hamilton Credit Facility is limited to the value of the Master Fund’s investment in Hamilton.
Pricing under the Hamilton Credit Facility is based on LIBOR for a three-month interest period, plus a spread of 2.65% per annum. Interest is payable in arrears beginning on March 24, 2016 and each quarter thereafter. Any amounts borrowed under the Hamilton Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 17, 2019. Hamilton incurred certain customary costs and expenses in connection with obtaining the Hamilton Credit Facility.
Borrowings under the Hamilton Credit Facility are subject to a compliance condition which will be satisfied at any given time if the outstanding advances to Hamilton by the lenders minus the amount of principal and certain interest proceeds in Hamilton’s accounts is less than or equal to sixty percent (60%) of the net asset value of Hamilton’s portfolio of assets.
In connection with the Hamilton Credit Facility, Hamilton has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Hamilton Credit Facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal payment when due or any other payments under the Hamilton Credit Facility within two business days of when due; (b) the insolvency or bankruptcy of Hamilton or the Master Fund; (c) a change of control of Hamilton shall have occurred; (d) W. P. Carey or an affiliate thereof ceases to be the Master Fund’s investment advisor; and (e) Guggenheim or an affiliate thereof ceases to be the Master Fund’s investment sub-advisor. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the Hamilton Credit Facility immediately due and payable.
The occurrence of events of default (as described above) or events defined as “Coverage Events” in the loan agreement governing the Hamilton Credit Facility triggers (i) a requirement that Hamilton obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) certain rights of JPM to direct Hamilton to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.
Borrowings of Hamilton will be considered borrowings by the Master Fund for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to business development companies. Hamilton's assets will also be considered assets held by the Master Fund and will comply, on a combined "look-through" basis, with the permissible asset requirements under the 1940 Act. In no event will the Company itself directly engage in any borrowing.
The Master Fund currently does not anticipates issuing any preferred stock within 12 months of the commencement of operations.
Critical Accounting Policies
The preparation of financial statements, which are included in this registration statement, in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. We believe that the estimates and assumptions utilized in preparing the financial statements are reasonable. Actual results could differ from those estimates.

Valuation of Investments
We invest substantially all of our equity capital in the purchase of common shares of the Master Fund. As such, we determine the fair value of our investment in the Master Fund as the Master Fund's net asset value per common share (as determined by the Master Fund) multiplied by the number of common shares of the Master Fund that we own.
The Master Fund measures the value of its investments in accordance with Topic 820, Fair Value Measurements and Disclosure, of the Financial Accounting Standards Board's Accounting Standard Codification, as amended (“ASC Topic 820”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Master Fund considers its principal market to be the market that has the greatest volume and level of activity.
ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:

•
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds and foreign currency are generally included in Level 1. The Master Fund does not adjust the quoted price for these investments.

•
Level 2 - Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts and certain over-the-counter derivatives.

•
Level 3 - Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy are based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and the consideration of factors specific to the investment.
Our investments are expected to consist primarily of investments in senior and subordinated debt of private U.S. companies and are expected to include Level 3 investments. As such, the Master Fund utilizes several valuation techniques that use unobservable inputs and assumptions in determining the fair value of its Level 3 investments. For senior debt, subordinated debt and structured products categorized as Level 3 investments, the Master Fund initially values the investment at its initial transaction price and subsequently value using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices and/or (iii) valuation models. Valuation models are based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates derived from the analysis of similar credit investments from similar issuers. In addition, an illiquidity discount is applied where appropriate. The unobservable inputs and assumptions may differ by asset and in the application of the Master Fund's valuation methodologies. The reported fair value estimates could vary materially if different unobservable inputs and other assumptions were chosen.
A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been determined had a readily available market value existed for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If the Master Fund was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, it could realize significantly less than the fair value recorded by it.
Revenue Recognition

The Master Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Master Fund does not accrue interest on loans and debt securities if it has reason to doubt its ability to collect such interest. OIDs and market discounts or premiums are accreted or amortized using the effective interest method as interest income. The Master Fund records prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that the Master Fund expects to collect such amount.
Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
The Master Fund measures net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.
Payment-in-Kind Interest
The Master Fund may have investments in its portfolio that contain a PIK interest provision, which represents contractual interest that is accrued and periodically added to the principal balance. The Master Fund generally does not accrue PIK interest if the portfolio company’s valuation indicates that such PIK interest is not collectible. Any accrued PIK interest is added to the investment’s principal balance and recorded as interest income, if the portfolio company’s valuation indicates that such PIK interest is collectible. In order to maintain its status as a RIC, substantially all of this income must be paid out to its shareholders in the form of dividends, even if it has not collected any cash.
Organization and Offering Expenses
Organization expenses are expensed on the Company’s statement of operations. Continuous offering expenses, excluding sales load, are capitalized on the Company’s statement of assets and liabilities as deferred offering expenses and expensed to the Company’s statement of operations over a 12-month period.
Federal Income Taxes
We intend to elect to be treated for federal income tax purposes, beginning with our taxable year ending December 31, 2017, and intend to qualify annually thereafter, as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements, and distribute each taxable year an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”
Investment Advisory, Administrative Services and Dealer Manager Agreements
The Master Fund has entered into certain contracts under which we (indirectly through the Master Fund) have material future commitments. On February 27, 2015, the Master Fund entered into the Investment Advisory Agreement with W. P. Carey and the Investment Sub-Advisory Agreement with W. P. Carey and Guggenheim, each in accordance with the 1940 Act. W. P. Carey serves as the Master Fund’s investment advisor in accordance with the terms of the Investment Advisory Agreement and Guggenheim serves as the Master Fund’s investment sub-advisor in accordance with the terms of the Investment Sub-Advisory Agreement. Payments under the Investment Advisory Agreement in each reporting period consists of (i) a management fee equal to a sliding scale percentage of the value of the Master Fund’s gross assets and (ii) an incentive fee based on the Master Fund’s performance. W. P. Carey pays 50% of any such fees to Guggenheim.
On May 24, 2016, we entered into the Administrative Services Agreement with W. P. Carey, pursuant to which W. P. Carey furnishes us with administrative services necessary to conduct our day-to-day operations. W. P. Carey is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records, or other reasonable methods. We do not reimburse W. P. Carey for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment, or other administrative items allocated to a controlling person of W. P. Carey.
On May 24, 2016, we entered into the Dealer Manager Agreement with the Dealer Manager. The Dealer Manager is an affiliate of W. P. Carey. Under the terms of the Dealer Manager Agreement, the Dealer Manager is to act on a best efforts basis as the exclusive dealer manager for our public offering of Shares.
If any of the contractual obligations discussed above is terminated, our costs may increase under any new agreements that we or the Master Fund enter into as replacements. In addition, if the Investment Sub-Advisory Agreement is terminated, our costs may increase under any new sub-advisory agreement the Master Fund enters into. The Master Fund would also likely incur expenses in locating alternative parties to provide the services it expects to receive under the Investment Advisory Agreement, Administrative Services Agreement, Investment Sub-Advisory Agreement, or Dealer Manager Agreement. Any new investment advisory or sub-advisory agreement would also be subject to approval by the Master Fund’s shareholders.
Other Related Party Transactions and Agreements
We have entered into agreements with the Advisor, and certain of its affiliates, and Guggenheim whereby we agreed to (i) receive expense support payments and (ii) reimburse certain expenses of, and to pay for, administrative, expense support, organization and offerings costs incurred on our behalf.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls, and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.
We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts, subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on portions of the Delaware Statutory Trust Act, the General Corporation Law of the State of Delaware (the “DGCL”) and on our Declaration of Trust, that are relevant to an investment in the Company. This summary is not intended to be complete and we refer you to our Declaration of Trust, a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by our Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3) As of July 12, 2016
Common	1,000,000,000	—	—
Capital Stock
Our authorized shares consist of 1,100,000,000 shares of beneficial interest, par value $0.001 per share, of which 1,000,000,000 shares are classified as Shares and 100,000,000 shares are classified as shares of preferred stock. There is currently no market for our Shares and we do not expect that a market for our Shares will develop in the foreseeable future. No Shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the DGCL and therefore generally will not be personally liable for our debts or obligations.
Common Shares
Under the terms of our Declaration of Trust, all our Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of our Shares if, as, and when authorized by our Board of Trustees and declared by us out of funds legally available therefor. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Shares will have no preemptive, exchange, conversion, or repurchase rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our Shares are not subject to any mandatory repurchase obligations by us. In the event of our liquidation, dissolution, or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or make reasonable provision for the payment of, all claims and obligations. Each Share will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Delaware Statutory Trust Act or by our Board of Trustees in setting the terms ofclassified or reclassified shares, the holders of our Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees, which means that holders of a majority of the outstanding Shares will be able to elect all of our Trustees, provided that there are no shares of any other class or series of shares outstanding entitled to vote in the election of Trustees, and holders of less than a majority of such Shares will be unable to elect any Trustee.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the fullest extent permitted, and in the manner provided, by current Delaware law or as Delaware law may hereafter be amended. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; (ii) any individual who, while a Trustee or officer of the Company and at the request of the Company, serves or has served as a Trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or; (iii) the Advisors or any of their affiliates acting as an agent of the Company (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability, or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.
We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is an Advisor, an affiliate of an Advisor, or an officer of the Company, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a Trustee of the Company (and not also an officer of the Company, either of the Advisors or an affiliate of either Advisor), such liability or loss was not the result of gross negligence or willful misconduct, and (v) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.
In addition, Delaware law permits a trust to advance reasonable expenses to a Trustee or officer, and we will do so in advance of final disposition of a proceeding if (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the legal proceeding was initiated by a third party who is not a shareholder (or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement), and (iii) upon the Company’s receipt of (A) a written affirmation by the Trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (B) a written undertaking by him or her, or on his or her behalf, to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.
Provisions of Our Declaration of Trust
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids, and to encourage persons seeking to acquire control of us to negotiate with our Board of Trustees first. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Trustees
As set forth in our Declaration of Trust, our Trustees may be elected to an unlimited number of successive terms. Any Trustee elected by the Board of Trustees without a shareholder vote to fill a vacancy as a result of the expansion of the size of the Board of Trustees, who remains a trustee of the Company at the time of the next annual meeting of shareholders, if held, shall be submitted to the shareholders for election to the Board of Trustees at such annual meeting of shareholders.
Number of Trustees, Vacancies, Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Bylaws provide that the number of Trustees generally may not be less than three or more than twelve. Except as otherwise required by applicable requirements of the 1940 Act, pursuant to an election under our Bylaws, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office (even if the remaining Trustees do not constitute a quorum), and any Trustee elected to fill a vacancy will serve until a successor is elected and qualified (subject to any applicable requirements of the 1940 Act). Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.
Pursuant to our Declaration of Trust, our shareholders may remove a Trustee, only for cause, by the affirmative vote of at least two-thirds of all Shares entitled to vote in the election of the Trustee. For these purposes, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty.
Our Board of Trustees consists of five members, three of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must consist of Independent Trustees, except for a period of up to 60 days after the death, removal, or resignation of an Independent Trustee and pending the election of his or her successor.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
Our Bylaws provide that with respect to an annual meeting of shareholders, if held, nominations of persons for election to our Board of Trustees and the proposal of business to be considered by shareholders may be made only (i) pursuant to our notice of the meeting, (ii) by our Board of Trustees, or (iii) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Trustees at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by our Board of Trustees, or (iii) provided that our Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Bylaws do not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Calling of Special Meetings of Shareholders
Our Bylaws provide that special meetings of shareholders may be called by our Board of Trustees and certain of our officers. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders shall be held not more than 60 days after we are provided notice by such shareholders of the request for a special meeting.
Approval of Extraordinary Trust Action; Amendment of Declaration of Trust
Pursuant to (and except as provided otherwise in) our Declaration of Trust, provided that our Trustees then in office have approved and declared the action advisable and submitted such action to the shareholders, an action that requires shareholder approval, including a dissolution, merger, or sale of all or substantially all of our assets, or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. In addition, our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences, or special rights of the Shares held by such shareholders so as to affect them adversely. Approval of any such amendment shall require at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present.
Our Declaration of Trust provides that our Board of Trustees will have the exclusive power to make, alter, amend, or repeal any provision of our Bylaws.
Except as described above, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide dissenting shareholders with the right to demand and receive the fair value of their common shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. Our Declaration of Trust provides that holders of our Shares will not be entitled to exercise appraisal rights.
Conflict with 1940 Act
Our Declaration of Trust provides that if and to the extent that any provision of the Delaware Statutory Trust Act, the DGCL, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders
Within 45 days after the end of each fiscal quarter (other than the fourth quarter of each year), we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We will also file with or submit to the SEC current reports on Form 8-K, proxy statements, and other information meeting the informational requirements of the Exchange Act. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports, including communications with shareholders, should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part. You may inspect and copy these reports, proxy statements, and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.careycredit.com and intend to make all of our annual, quarterly, and current reports, proxy statements, and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 50 Rockefeller Plaza, New York, New York 10020. The SEC maintains a website that contains reports, proxy and information statements, and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements, and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.
Within 75 days after the end of each fiscal year, we will provide shareholders with all information necessary for the preparation of shareholder’s federal income tax returns.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports, and other information (collectively, “documents”) electronically by so indicating on your order form, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Any shareholder may, in person or by agent, on written request inspect and obtain copies during normal business hours of our books and records and stock ledger. Any shareholder may also present to any officer of the Company or our resident agent a written request for a statement of our affairs. In responding to such requests, we will comply with our interpretation of applicable Delaware law, applicable federal securities laws, our Declaration of Trust and our Bylaws.

Transfer Agent
DST Systems, Inc. is our transfer agent, processing agent, reinvestment agent, paying agent, and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Ste. 219145, Kansas City, Missouri 64105 and its telephone number is (888) 241-3737.
Custodians
Our securities are held under a custodian agreement between us and U.S. Bank National Association. All of the Master Fund's securities and other similar investments are also held under a custodian agreement between the Master Fund and U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, 214 North Tryon Street, 26th Floor, Charlotte, North Carolina 28203, and our custodian’s telephone number is (704) 335-2399.
Escrow Agent
UMB Bank, N.A. is our escrow agent. The principal business address of our escrow agent is UMB Bank, N.A., 1010 Grand Blvd., 4th Floor, Mail Stop: 1020409, Kansas City, Missouri 64106, and our escrow agent’s telephone number is (816) 860-3017.

DETERMINATION OF NET ASSET VALUE
Allocation of Responsibilities for Determination of Our Net Asset Value
Our Board of Trustees - with the assistance of our administrator and officers - is responsible for the determination of our net asset value. Prior to such determination, our administrator and officers will calculate, and provide to the Audit Committee of our Board of Trustees, an estimate of our net asset value. This information will be presented to our Audit Committee at its quarterly meetings and any other time when a determination of our net asset value is required. Our Audit Committee will review, and recommend to our Board of Trustees for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full Board of Trustees.
Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments
Our Board of Trustees - with the assistance of our Advisors, officers, and independent valuation agents, if any - is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our Board of Trustees will make this determination on a quarterly basis and any other time when a decision is required regarding the fair value of our portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our Audit Committee.
Our Board of Trustees and our Audit Committee will review and approve our pricing and valuation policies and the procedures that will be implemented and followed by our Advisors and officers, and will review and approve any revisions to such policies and procedures. In addition, we expect that our Board of Trustees will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our Audit Committee and to work directly with our full Board of Trustees, when requested, with respect to the fair value of our portfolio investments.
In addition, our Board of Trustees meets at least quarterly with our:

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Chief Compliance Officer, and reviews the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to our Advisors’ and our officers’ implementation of the valuation procedures;

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Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our Board of Trustees; and

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Reviews any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance.

Because our Board of Trustees has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our Board of Trustees will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this will enable our Board of Trustees to fulfill its responsibilities despite any conflicts of interest that may exist.
Determination of Our Net Asset Value
The Board of Trustees will determine the net asset value per share of our outstanding Shares quarterly by dividing the value of total assets minus liabilities by the total number of Shares outstanding at the time of determination.
Our net asset value will include amounts which represent our pro rata share of the Master Fund’s accrued management fee and incentive fees under the Investment Advisory Agreement.
Fair Value of Financial Instruments
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we will base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we will apply valuation models. These valuation techniques used in our valuation models may involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’

complexity. We will categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:
Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. The types of assets carried at level 1 fair value generally consist of equity securities that are listed on active security exchanges.
Level 2:  Inputs, other than quoted prices included in level 1, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets and inputs other than quoted prices that are observable for the asset or liability.
Level 3:  Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.
The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.
Net Asset Value Determinations in Connection with this Continuous Offering
We will sell our Shares on a continuous basis at our public offering price. Except to the extent otherwise permitted under the rules and regulations of the SEC, we will sell our Shares at a price necessary to ensure that Shares are not sold at a price per share, after deducting sales commissions and Dealer Manager fees, that is below our net asset value per share. If our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement, or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website. In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. We will supplement the prospectus in the event that we need to change the public offering price to comply with this pricing policy and we will also post the updated information on our website at www.careycredit.com.
Individuals who subscribe for our Shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of Shares and, as a result, may receive fractional Shares.
In connection with each subscription closing on the sale of Shares offered pursuant to the prospectus on a continuous basis, except for as provided by the 1940 Act, our Board of Trustees (or officers to whom the Board of Trustees may delegate the requisite authority) will determine that the net proceeds per share from the sale of Shares are equal to, or greater than, our current net asset value per share on the date of each weekly subscription closing. Our officers may consult with our Board of Trustees or Audit Committee members to confirm their determination that we are not selling our Shares at a price which, after deducting selling commissions and Dealer Manager fees, is below our then current net asset value. In connection with ensuring compliance with this requirement, our administrator, pursuant to authority delegated to it by the Board of Trustees and in accordance with valuation procedures approved and overseen by the Board of Trustees, will calculate our net asset value on a regular basis, including within 48 hours prior to each weekly sale of Shares.
Importantly, this involves the determination by our Advisors and officers, or by our Board of Trustees, that we are not selling our Shares at a price which, after deducting selling commissions and Dealer Manager fees, is below the then current net asset value on the date of sale. Our Board of Trustees - with the assistance of our administrator and officers - is responsible for the determination of our net asset value.
Moreover, to the extent that there is more than a remote possibility that we may: (i) issue Shares at a price which, after deducting selling commissions and Dealer Manager fees, is below the then current net asset value of our Shares on the date of sale, or (ii) trigger the undertaking provided herein to suspend the offering of Shares pursuant to the prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Trustees or a committee thereof will elect, in the case of clause (i) above, to either postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event, or to undertake to determine the net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and Dealer Manager fees, is below our then current net asset value; and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value to ensure that such undertaking has not been triggered.
These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our Shares offered pursuant to the prospectus, we intend to update this prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website at www.careycredit.com.

PLAN OF DISTRIBUTION
We are publicly offering, through our Dealer Manager, Carey Financial, LLC, on a best efforts basis, a maximum of 105,263,158 Shares at the current public offering price of $9.50 per share.
A shareholder may purchase Shares in the offering only after receipt of a final prospectus. The sale to a shareholder may not be completed until at least five business days after the date that the shareholder receives a final prospectus. The minimum order is $2,000 (or $2,500 for New York non-IRA investments).
We will sell our Shares on a continuous basis at our public offering price. To the extent permitted or required under SEC rules and regulations, we will sell our Shares at a price necessary to ensure that Shares are not sold at a price per share, after deducting sales commissions and Dealer Manager fees, that is below our net asset value per share. If during the offering period our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.
The public offering price, net of sales load, may exceed the Company’s net asset value per Share and subscribers may accordingly pay a premium for our Shares; however, if during the offering period our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.
Additionally, our Board of Trustees may change the offering price at any time to ensure that the public offering price, net of sales load, is equal to or greater than the net asset value per Share when we sell Shares. Promptly following any such adjustment to the offering price per share, we will supplement the prospectus or file an amendment to the registration statement with the SEC disclosing the adjusted offering price and will also post the updated information on our website at www.careycredit.com.
Our Dealer Manager is a member of FINRA and SIPC and is headquartered at 50 Rockefeller Plaza, New York, New York 10020. The Shares are being offered on a “best efforts” basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the Shares and it has no firm commitment or obligation to purchase any of the Shares. Our Shares offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the selected dealers intend to act as market-makers with respect to our Shares. This prospectus also relates to the Shares that we will offer under our DRP. See “Distribution Reinvestment Plan.”
Our Shares may also be sold by our officers and Trustees, without receiving any selling commission or Dealer Manager fees. All offers and sales of Shares by our officers and Trustees will be made under the safe harbor from broker-dealer registration provided by SEC Rule 3a4-1.
This offering must be registered in every state in which we offer or sell Shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling Shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.
Our Dealer Manager and Compensation We Will Pay for the Sale of Our Shares
Subject to certain reductions described below, our Dealer Manager will receive selling commissions of up to 3% of the public offering price per Share sold in the offering and Dealer Manager fees of 2.75% of the public offering price per Share sold in the offering. We expect our Dealer Manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected dealers, to sell our Shares. Except as provided below, our Dealer Manager will re-allow all of its selling commissions attributable to a selected dealer.
Also, the Dealer Manager may re-allow a portion of its Dealer Manager fees to a selected dealer as a marketing fee based upon such factors as:

•	the volume of sales estimated to be made by the selected dealer; or

•	the selected dealer’s agreement to provide one or more of the following services:

•	providing internal marketing support personnel and marketing communications vehicles to assist the Dealer Manager in our promotion;

•
responding to investors’ inquiries concerning monthly statements, valuations, distribution rates, tax information, annual reports, reinvestment and repurchase rights and procedures, our financial status, and the markets in which we have invested;

•	assisting investors with repurchases; or

•	providing other services requested by investors from time to time and maintaining the technology necessary to adequately service investors.
In addition, our Dealer Manager may reimburse certain of our selected dealers for:

•	technology costs; and

•
other costs and expenses associated with the primary offering, the facilitation of the marketing of our Shares (such as the expenses associated with a web-based platform to assist in identifying potential investors) and the ownership of such Shares by our selected dealers’ customers.

These costs will be paid out of the Dealer Manager fees. There is a possibility that these reimbursements may cause the aggregate compensation paid to a particular selected dealer to exceed ten percent of its sales. For a more complete discussion of all compensation and fees paid in connection with the offering. See “Fees and Expenses.”
In addition, beginning the first calendar quarter after the close of our primary offering, our Shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per Share in order to compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of our Shares and/or for providing shareholder services. In particular, such distribution and shareholder services include, but are not limited to, establishing and maintaining client accounts and records, responding to client inquiries, assisting clients with repurchase requests and providing ongoing information concerning a client's investments. Because the distribution and shareholder servicing fees are paid out of our assets on a quarterly basis, over time these fees will increase the cost of your investment.
We will cease paying the distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and shareholder servicing fees, any organization and offering fee paid to the Dealer Manager for underwriting and underwriting compensation paid by the Company and shareholders, equals 10% of the gross proceeds from our offering excluding proceeds from sales pursuant to our DRP; and (ii) the date at which a Liquidity Event occurs.
Beginning the second calendar quarter after the close of our primary offering, our Dealer Manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100% of the distribution and shareholder servicing fees for services that such broker-dealers perform in connection with the distribution of our common shares.
The distribution and shareholder servicing fees will accrue daily and be paid quarterly in arrears. The distribution and shareholder servicing fees is payable with respect to all Shares, excluding Shares issued under our DRP.
Our Dealer Manager provides services to us, which include conducting broker-dealer seminars, holding informational meetings, providing information, and answering any questions concerning this offering. We pay our Dealer Manager Dealer Manager fees of 2.75% of the price per Share. In addition to re-allowing a portion of the Dealer Manager fees as a marketing fee as described above, the fee will also be used for certain costs that are viewed by FINRA as included in the 10% underwriting compensation limit under FINRA Rule 2310(b)(4)(B)(ii), such as the cost of the following activities:

•	travel and entertainment expenses;

•	compensation of our Dealer Manager’s employees in connection with wholesaling activities;

•	expenses incurred in coordinating broker-dealer seminars and meetings;

•	wholesaling expense reimbursements paid by our Dealer Manager or its affiliates to other entities;

•	the national and regional sales conferences of our selected dealers;

•	training and education meetings for registered representatives of our selected dealers; and

•
permissible forms of non-cash compensation to registered representatives of our selected dealers, such as logo apparel items and gifts that do not exceed an aggregate value of $100 per annum per registered representative and that are not pre-conditioned on achievement of a sales target (these gifts would include, but not be limited to, seasonal gifts).

We will reimburse our Dealer Manager and selected dealers for reasonable bona fide due diligence expenses incurred that are supported by a detailed and itemized invoice. Such reimbursements are subject to the limitations on organization and offering expenses as described below. In this regard, W. P. Carey may advance the due diligence reimbursements to the Dealer Manager and the selected dealers for which we will reimburse our advisor.
Under FINRA rules, the total underwriting compensation to be paid to our Dealer Manager and selected dealers from any source in connection with the offering, including selling commissions, the Dealer Manager fees and the distribution and shareholder servicing fees, may not exceed 10% of our gross offering proceeds from the sale of Shares in our offering. We and our Dealer Manager will monitor the payment of all fees and expense reimbursements to assure that this 10% underwriting compensation limit is not exceeded. Our Dealer Manager will reimburse us for any underwriting compensation in excess of FINRA’s 10% underwriting compensation limit in the event the offering is terminated before reaching the maximum offering amount.
In addition to the 10% underwriting compensation limit, FINRA and many states also limit the total organizational and offering expenses (including selling commissions, the Dealer Manager fees, and the distribution and shareholder servicing fees) that we may incur to 15% of our gross offering proceeds. Company shareholders will pay the 5.75% sales load. We will pay our organizational and offering expenses up to 1.5% of the aggregate gross proceeds from the offering. Our Advisors have agreed to reimburse us for or pay any organizational and offering expenses (excluding selling commissions, the Dealer Manager fees, and the distribution and shareholder servicing fees) that, in the aggregate, exceed 1.5% of the aggregate gross proceeds from the offering.
See “Plan of Distribution - Share Distribution Channels” and “Plan of Distribution - Volume Discounts” for a description of the circumstances under which selling commissions and/or Dealer Manager fees may be reduced or eliminated in connection with certain purchases. Fees expressed as a percentage of the public offering price per Share may be higher or lower due to rounding. Any reduction in selling commissions and/or Dealer Manager fees will reduce the effective purchase price per Share to the investor involved, but will not alter the proceeds available to us. All investors will be deemed to have contributed the same amount per Share to us, whether or not the investor receives a discount, and will receive the same amount of distributions per Share from us. Accordingly, for purposes of distributions, investors who pay reduced selling commissions and/or Dealer Manager fees will receive higher returns on their investments in us as compared to investors who do not pay reduced selling commissions and/or Dealer Manager fees. Any reduction in selling commissions and/or Dealer Manager fees will be credited to the purchaser in the form of additional Shares and fractional Shares will be issued, if required. Selling commissions and Dealer Manager fees will not be paid in connection with the purchase of Shares pursuant to our DRP.
To the extent permitted under applicable law and our Declaration of Trust, we have agreed to indemnify the Dealer Manager, selected dealers, and selected registered investment advisers against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Dealer Manager Agreement.
Our Dealer Manager and selected dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our order form, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to our Dealer Manager and selected dealers as an alternative to paper copies when possible. As a result, if our Dealer Manager or a selected dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, an order form, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If our Dealer Manager or a selected dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to our Dealer Manager or the selected dealer.
Share Distribution Channels
We expect our Dealer Manager to use multiple distribution channels to sell our Shares. These channels may have different selling commissions, and consequently, different purchase prices for the Shares. As set forth above, our Dealer Manager is expected to engage selected dealers in connection with the sale of the Shares in accordance with selected dealer agreements. Except as otherwise described, selling commissions and Dealer Manager fees will be paid by us to our Dealer Manager in connection with such sales.
Neither our Dealer Manager nor its affiliates are expected to compensate any person engaged as a financial adviser by a potential investor to induce such financial adviser to advise for an investment in us.
The Dealer Manager may re-allow all or a portion of the Dealer Manager fees earned on sales to the above described purchaser to the affiliated broker-dealer of such purchaser. The net proceeds to us will not be affected by such reduction in selling commissions and Dealer Manager fees. The discounted price for the Shares sold to those purchasers will not apply to any Shares sold under our DRP.

Shares Purchased by Selected Dealers Participating in the Offering and our Affiliates
We may sell Shares to selected dealers and their retirement plans, their representatives, employees and family members, IRAs, and the qualified plans of their representatives, net of the upfront selling commissions. For purposes of this discount, we consider a family member to be a spouse, parent, child, sibling, cousin, mother or father-in-law, son or daughter-in-law, or brother or sister-in-law. The net offering proceeds we receive will not be affected by the discounted sales price of such Shares.
Our officers and Trustees and their family members, as defined above, as well as our Advisors and their affiliates and the officers, Trustees, and employees of our Advisors and their affiliates and their family members and, if approved by our Board of Trustees, consultants, may purchase directly from us Shares offered in this offering net of all selling commissions and Dealer Manager fees. Except for certain share ownership and transfer restrictions contained in our Declaration of Trust, there is no limit on the number of shares that may be sold to such persons. The net offering proceeds we receive will not be affected by the reduced sales price of such shares. Such persons shall be expected to hold their shares purchased as shareholders for investment and not with a view towards distribution.
Volume Discounts
We are also offering volume discounts to investors who purchase more than $1,000,000 of Shares. For purposes of determining investors eligible for volume discounts, investments made by accounts with the same primary account holder, as determined by the account tax identification number, may be combined. This includes individual accounts and joint accounts that have the same primary holder as any individual account. Investments made through IRAs may also be combined with accounts that have the same tax identification number as the beneficiary of the IRA.
An eligible investor may request their qualifying purchase within the offering be combined with their previous purchase or purchases of our Shares by checking the appropriate box and providing requested information under the “Investment” section of our order form. To the extent an investor qualified for a volume discount on a particular purchase, any subsequent purchase, regardless of the number of Shares subscribed for in that purchase (other than through the DRP), will also qualify for that volume discount or, to the extent the subsequent purchase when aggregated with the prior purchase(s) qualifies for a greater volume discount, such greater discount.
For example, if an initial purchase is for $950,000, and a second purchase is for $80,000, then the first $50,000 of the second purchase will be priced at $9.50 per share and the remaining $30,000 of the second purchase will be priced at $9.40 per share. Any request to treat a subsequent purchase cumulatively for purposes of the volume discount must be made in writing on the order form and will be subject to our verification that all of the orders were made by a single purchaser.
The net proceeds per share to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our Shares; the Dealer Manager fees of 2.75% will still be applied at all volume levels. The share purchase price will be reduced for each incremental share purchased in the total volume ranges set forth in the table below.

Dollar Amount of Shares Purchased	Purchase Price Per Incremental Share in Volume Discount Range (1)	Selling Commission Per Share Price For Incremental Share in Volume Discount Range
$2,000-$1,000,000	$9.50	3.00%
$1,000,001-$5,000,000	$9.40	2.00%
______________

(1)	Discounts will be adjusted appropriately for changes in the public offering price.
For example, a single purchaser would receive 110,582.307 Shares rather than 110,526.316 Shares for an investment of $1,050,000 and the selling commission would be $31,000. The discount would be calculated as follows: (i) on the first $1,000,000 of the investment, there would be no discount and the purchaser would receive 105,263.158 Shares at $9.50 per share; and (ii) on the remaining $50,000, the per share price would be $9.40 and the purchaser would receive 5,319.149 Shares.
In the event orders are combined, the commission payable with respect to the subsequent purchase of Shares will equal the commission per share that would have been payable in accordance with the commission schedule set forth above if all purchases had been made simultaneously. Any reduction of the 3% selling commission otherwise payable to the Dealer Manager or a selected dealer will be credited to the purchaser as additional Shares. Unless investors correctly indicate on the order form that orders are to be combined and provide all other requested information, we cannot be held responsible for failing to combine orders properly.

In the event that a person wishes to have his or her order combined with orders made by others for the purposes of being treated as a “single purchaser,” that person must request such treatment in writing at the time of subscription, setting forth the basis for the discount, and identifying the orders to be combined. Any request will be subject to verification that the orders to be combined may be treated as purchases made by a single purchaser. If the order forms for the combined orders of persons wishing to be treated as a single purchaser are submitted at the same time, then the commissions payable and discounted Share price will be allocated pro rata among the combined orders on the basis of the respective amounts of each order. If the order forms are not submitted at the same time, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.
Only Shares purchased in this offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our DRP will not be eligible for a volume discount, nor will such Shares count toward the threshold limits listed above that qualify individuals for the various discount levels.
California residents should be aware that volume discounts will not be available in connection with the sale of Shares made to California residents to the extent such discounts do not comply with the provisions of Rule 260.140.51, adopted pursuant to the California Corporate Securities Law of 1968. Pursuant to this rule, volume discounts can be made available to California residents only in accordance with the following conditions:

•	here can be no variance in the net proceeds to us from the sale of the Shares to different purchasers of the same offering at the same time;

•	all purchasers of the Shares must be informed of the availability of quantity discounts;

•	the same volume discounts must be allowed to all purchasers of Shares that are part of the offering;

•	the minimum amount of Shares as to which volume discounts are allowed cannot be less than $10,000;

•	the variance in the price of the Shares must result solely from a different range of commissions and all discounts must be based on a uniform scale of commissions; and

•	no discounts are allowed to any group of purchasers.
Accordingly, volume discounts for California residents will be available in accordance with the foregoing table of uniform discount levels based on dollar volume of Shares purchased, but no discounts are allowed to any group of purchasers and no subscriptions may be aggregated as part of a combined order for purposes of determining the number of Shares purchased.
Other Discounts
From time to time, we may sell equity securities to institutional investors. We may sell Shares directly to institutional investors in this offering or we may sell equity interests in other public offerings or private placement transactions. Such sales may be based upon the price at which the Shares are being sold in this offering, or they may be at negotiated prices and on terms that are different from the terms of this offering. We may pay commissions to placement agents, selected dealers, brokers and our Dealer Manager in connection with such transactions that are different from the Dealer Manager fees and selling commissions described above. In the event of a sale to an institution in this offering at a negotiated price, then we will supplement this prospectus to include:

•	the aggregate amount of the sale;

•	the price per share paid by the institution; and

•	a statement that other similar institutions wishing to purchase at that volume of securities will pay the same price for that volume of securities.
Selling commissions and the Dealer Manager fees for purchases of more than $5.0 million are negotiable. Selling commissions and the Dealer Manager fees paid will in all cases be the same for the same level of sales and once a price is negotiated with the initial purchaser, this will be the price for all purchases at that volume. In the event of a sale of more than $5.0 million, we will supplement this prospectus to include:

•	the aggregate amount of the sale;

•	the price per Share paid by the purchaser; and

•	a statement that other similar investors wishing to purchase at that volume of securities will pay the same price for that volume of securities.
FINRA member firms selling certain non-traded direct participation programs are required to disclose all pertinent facts relating to the liquidity and marketability of the program, including whether prior programs offered by W. P. Carey Inc. liquidated on or around the date or time period disclosed in the prospectuses for those programs. Specifically, the liquidity events of 11 of W. P. Carey Inc.’s 14 completed CPA® programs occurred within the contemplated liquidity event timeframes that were disclosed in the initial offering documents for those programs, except with regard to CPA®:1, CPA®:2, and CPA®:3; with respect to these partnerships, the initial offering documents contemplated potential liquidity events prior to the end of 1992, 1995, and 1997, respectively.
To purchase our Shares, an investor must complete and sign the order form which is incorporated in this prospectus. An investor must pay for the Shares by delivering a check for the full purchase price of the Shares payable to UMB Bank, N.A., as escrow agent for Carey Credit Income Fund 2017 T. Subscription proceeds will be deposited by the selected dealer in an escrow account held by the escrow agent, UMB Bank, N.A. When a selected dealer’s internal supervisory procedures are conducted at the site at which the order form and check were initially received by the selected dealer from the subscriber, the selected dealer shall transmit the order form and check to the transfer agent by the end of the next business day following receipt of the check and order form. When, pursuant to the selected dealer’s internal supervisory procedures, the selected dealer’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), the selected dealer shall transmit the check and order form to the Final Review Office by the end of the next business day following the selected dealer’s receipt of the order form and check. The Final Review Office, by the end of the next business day following its receipt of the order form and check, will forward both the order form and check to the transfer agent. It is our intention to admit shareholders generally on a weekly basis. If an order form is rejected, the funds, without interest or reductions for offering expenses, commissions or fees, will be returned to you within 10 business days after the date of such rejection.
We will sell our Shares on a continuous basis at our public offering price as outlined in our most recent registration statement. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus (calculated in accordance with the requirements of GAAP), we intend to supplement the prospectus, or file an amendment to our registration statement with the SEC, to sell our Shares at a price necessary to ensure that our Shares are not sold at a net price, after deduction of selling commissions (up to 3%) and Dealer Manager fees (up to 2.75%), that is below our net asset value per share. Therefore, subscriptions for this offering shall be for a specific dollar amount rather than a specified quantity of Shares. Except as discussed above, the public offering price of our Shares will always include a provision for a sales load of up to 5.75%, computed as a percentage of the public offering price.

DISTRIBUTION REINVESTMENT PLAN
Any investor may elect to participate in our DRP by making a written election to participate in such DRP on the investor’s order form at the time the investor subscribes for Shares.
Subject to our Board of Trustees' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a weekly, semi-monthly, or monthly basis and intend to pay such distributions on a monthly basis. We have adopted an “opt-in” DRP, pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Shares. There will be no selling commissions, Dealer Manager fees, or other sales charges to you if you elect to participate in the DRP. We will pay the reinvestment agent’s fees under the DRP.
Participation in the DRP will commence with the next distribution paid after receipt of an investor’s written election to participate in the DRP and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.
We reserve the right to amend, suspend, or terminate the DRP. Any purchases of our Shares pursuant to our DRP are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our DRP are free to elect or revoke reinstatement in the DRP within a reasonable time as specified in the plan. If you do not elect to participate in the DRP, you will automatically receive any distributions we declare in cash. For example, if our Board of Trustees authorizes, and we declare, a cash distribution, then if you have “opted in” to our DRP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions.
Your distribution amount purchases Shares at the per share price, net of all sales load, that the Shares are offered pursuant to the effective registration statement of the public offering. In the event that this offering is suspended or terminated, the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our DRP will have the same voting rights as our Shares offered pursuant to this prospectus.
We intend to pay our distributions in the form of cash out of assets legally available for distribution, unless shareholders elect to receive distributions in additional Shares under our DRP. If you wish to receive your distributions in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in additional Shares by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional Shares, the reinvestment agent will set up an account for Shares you acquire through the DRP and will hold such Shares in non-certificated form. If your Shares are held in a broker-controlled account, you may “opt-in” to our DRP by notifying your broker of your election.
During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the DRP, a statement of account describing, as to such participant, the distributions received during such quarter, the number of Shares purchased during such quarter, and the per share purchase price for such Shares. At least annually, we will include tax information for income earned on all Shares in your account, including Shares acquired under the DRP, on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. If your Shares are held in a broker-controlled account, your broker will generate the distribution statement on Form 1099-DIV. Any distributions reinvested through the issuance of Shares through our DRP will increase our gross assets on which the management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.
For additional discussion regarding the tax implications of participation in the DRP, see “Tax Matters.” Additional information about the DRP may be obtained by contacting investor relations for us at 50 Rockefeller Plaza, New York, New York 10020.

SHARE REPURCHASE PROGRAM
We do not currently intend to list our Shares on any securities exchange and we do not expect a secondary market in the Shares to develop. As a result, if you purchase Shares, your ability to sell your Shares will be limited.
We intend to conduct a share repurchase program pursuant to which we intend to conduct quarterly tender offers on approximately 10% of our weighted average number of outstanding Shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow our shareholders to tender their Shares at a price estimated to be equal to our net asset value per share as of the end of the preceding calendar quarter. Our share repurchase program will include numerous restrictions that limit your ability to sell your Shares.
At the discretion of our Board of Trustees, we intend to limit the number of Shares to be repurchased during any calendar year to the number of Shares we can repurchase with cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase Shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of Shares outstanding in the prior four calendar quarters. You may tender all of the Shares that you own. We do not plan to repurchase any Shares of any shareholder under the circumstances of death or disability of such shareholder, except through the share repurchase program.
To the extent that the number of Shares tendered to us for repurchase exceeds the number of Shares that we are able to purchase, we will repurchase Shares on a pro rata basis. Further, we will have no obligation to repurchase Shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibit distributions that would cause a trust to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase Shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board of Trustees will exercise its discretion to offer to repurchase Shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you will likely not be able to dispose of your Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of Shares under the share repurchase program.
The Company will repurchase Shares from shareholders pursuant to written tenders, on terms and conditions that the Board of Trustees determines to be fair to the Company and to all shareholders. When the Board of Trustees determines that the Company will repurchase Shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity, and containing information on how to participate. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Company will repurchase a pro rata portion of the Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.Repurchases of Shares from shareholders by the Company will be paid in cash. Repurchases will be effective after receipt and acceptance by the Company of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline.
Our assets will consist primarily of our interest in the Master Fund. Therefore, in order to finance our repurchase of Shares, we will seek to liquidate a portion of our interest in the Master Fund each quarter. Thus, each of our quarterly repurchase offers will be conducted in parallel with similar repurchase offers made by the Master Fund. Our Board of Trustees also serves as the Board of Trustees for the Master Fund and we expect that the Master Fund will conduct quarterly repurchase offers in order to permit us (and any other feeder fund) to meet our (and its) quarterly repurchase obligations. We cannot make a repurchase offer larger than that made by the Master Fund, and we expect that each quarterly repurchase offer by the Master Fund will generally apply to up to 2.5% of the Master Fund’s average number of shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during the Master Fund’s first year). The Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any quarterly repurchase offer.
Payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s investment related expenses as a result of higher portfolio turnover rates. The Advisors intend to take measures, subject to policies as may be established by the Master Fund’s Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

ADDITIONAL INFORMATION
Supplemental Sales Material
In addition to this prospectus, we intend to use supplemental sales materials in connection with the offering of our Shares, but only in permitted jurisdictions and only when accompanied or preceded by the delivery of this prospectus, as supplemented. We will submit all supplemental sales materials to the SEC, or to FINRA as permitted by regulation, for review prior to distributing such materials. The supplemental sales materials do not contain all of the information material to an investment decision and should only be reviewed after reading our prospectus. The supplemental sales materials expected to be used in permitted jurisdictions include:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of our business and our investment objectives;

•	flyers describing our recent investments;

•	financial adviser updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.
All of the foregoing materials will be prepared by W. P. Carey or its affiliates, with the exception of any third-party article reprints. In certain jurisdictions, some or all of such sales materials may not be available.
We are offering Shares in this offering only by means of this prospectus. Although we do not expect that the information contained in our supplemental sales materials will conflict with any of the information contained in this prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of, nor as incorporated by reference in, the prospectus or the registration statement of which this prospectus is a part.
Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to this code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics and those of our Advisors are or previously have been included as exhibits to our registration statement for this offering. A copy of our code of ethics is also available on our website at [www.careycredit.com/2017T/Corporate-Governance]. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, NE, Washington, DC 20549-0102.

TAX MATTERS
The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases our Shares pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances, or to some types of shareholders subject to special tax rules (such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships, or other pass-through entities); persons holding our Shares in connection with a hedging, straddle, conversion, or other integrated transactions; persons engaged in a trade or business in the United States; or individuals who have ceased to be U.S. citizens or to be taxed as resident aliens; or shareholders who contribute assets to us in exchange for our Shares. This discussion assumes that the shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our shareholders. Shareholders are urged to consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of investing in our Shares.
Taxation of our Company
Beginning with our taxable year ending December 31, 2017, we intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify as a RIC, we must: (i) qualify as a BDC under the 1940 Act at all times during the taxable year; (ii) derive in each taxable year at least 90% of our gross income from dividends; interest (including tax-exempt interest); payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including, but not limited to, gain from options, futures, and forward contracts) derived with respect to our business of investing in stock, securities, or currencies; or net income derived from an interest in a “qualified publicly-traded partnership” (a “QPTP”); and (iii) diversify our holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies (including investment interests in the Master Fund), and other securities (with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, subject to the exception described below), and (B) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies, including investment interests in the Master Fund), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs.
In addition, as a RIC, we must distribute to our shareholders, for each taxable year, dividends of an amount generally at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income, plus the excess of realized net short-term capital gains over realized net long-term capital losses. In this prospectus, we refer to this distribution requirement as the annual distribution requirement. A RIC can elect to treat as paid, during the taxable year, certain dividends actually paid by the RIC in the subsequent taxable year. Such dividends commonly are referred to as spillover dividends. This election affects only the tax treatment of the RIC. The shareholders generally are taxed on dividends in the year such dividends are actually distributed. Any dividend declared by us in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us and received by our U.S. shareholders on December 31 of the calendar year in which the dividend was declared.
As a RIC, in any taxable year with respect to which we distribute at least 90% of the sum of our: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid, and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and any realized net long-term capital gains in excess of realized net short-term capital losses, or “net capital gains,” distributed to our shareholders. We intend to distribute, in cash and/or our Shares, annually, all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
We may retain some or all of our net capital gains and designate such retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount each U.S. shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholders will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her, or its Shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that we have paid. For federal income tax purposes, the tax basis of Shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may also make actual distributions to our shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of:

1.	at least 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year;

2.	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and

3.	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
We invest all or substantially all of our assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on our qualification as a RIC. Distributions by the Master Fund and repurchases of shares in the Master Fund may result in taxable distributions to our shareholders of ordinary income or capital gains. If Master Fund shares are acquired within 30 days before or after the repurchase of other shares of the Master Fund at a loss, all or part of that loss will not be deductible by us and, instead, will increase our basis in the newly acquired Master Fund shares.
If, in any particular taxable year, we do not satisfy the annual distribution requirement or were to otherwise fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions will generally be taxable to our shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.
We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a regular corporation for a particular taxable year would be in our best interests. If we either choose not to qualify or were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholders. Distributions would not be required, and any distributions would generally be taxable to our shareholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual shareholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis in our Shares, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any taxable year, to qualify again to be subject to tax as a RIC in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC taxable years as dividends to our shareholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we elect and maintain our qualification as a RIC and have satisfied the annual distribution requirement.
Taxation of U.S. Shareholders
For purposes of this discussion, a “U.S. shareholder” is a holder or a beneficial holder of Shares that is for U.S. federal income tax purposes: (i) a person who is a citizen or resident of the U.S., (ii) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if: (A) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (B) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A “Non-U.S. shareholder” is a holder or beneficial owner of Shares that is not a U.S. shareholder. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the Shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring Shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. shareholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our Shares, including the potential application of U.S. withholding taxes.
Distributions we pay to our shareholders from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses, which together we refer to in this prospectus as “ordinary income dividends,” are generally taxable to you as ordinary income whether paid in cash or reinvested in additional Shares. Due to our expected investments, in general, distributions will not be eligible for the “dividends received” deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to in this prospectus as “capital gain dividends,” including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our Shares, whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the Shares are held as a capital asset). The reduction in the tax basis of Shares by the amount of any return of capital distributions will generally result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of Shares.
Generally, you will be provided with a written notice designating the amount of any ordinary income dividends and capital gain dividends or other distributions as promptly as practicable after the close of the taxable year.
In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of Shares owned by a U.S. shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. shareholder’s income as long-term capital gains and (ii) the U.S. shareholder’s proportionate share of the corporate tax paid by us.
If, in January of any calendar year, we pay our shareholders a dividend that was declared during the final calendar quarter of the preceding calendar year to our shareholders of record as of a specified date in such calendar quarter, then the dividend will be treated for tax purposes as being paid by us and received by our shareholders on December 31 of such preceding calendar year (i.e., the calendar year in which the dividend was declared). Dividends and other taxable distributions are taxable to our shareholders even if they are reinvested in additional Shares. In addition, to the extent that a shareholder purchases additional Shares within the DRP at a discount to fair value of the Shares, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. A shareholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend or as a return of capital. In that event, such designated portion of the distribution will be taxed as long-term capital gain or as a return of capital, respectively. Any stock received in a purchase under our DRP will have a holding period for tax purposes commencing on the day following the date on which Shares are credited to your account. If you are purchasing our Shares pursuant to a volume discount or any other reduction in selling commissions or other fees, as set forth elsewhere in this prospectus, you should consult with your own tax advisor before electing to participate in the DRP.
A U.S. shareholder will realize gain or loss on the sale or exchange of our Shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the Shares sold or exchanged, and the amount realized on their disposition. Generally, a gain or loss recognized by a U.S. shareholder on the sale or other disposition of our Shares will result in capital gain or loss to such shareholder, and will be a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss realized by a shareholder upon the sale or exchange of our Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder. A loss realized on a sale or exchange of our Shares will be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In this case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
The repurchase or transfer of our Shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his, her, or its Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their Shares (including Shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.
An additional 3.8% Medicare tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to our Shares to the extent paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange, or other taxable disposition of our Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.
Federal law generally requires us to report our shareholders’ cost basis, gain/loss, and holding period to the IRS on Form 1099-Bs when “covered” securities are sold. For purposes of these reporting requirements, all of our Shares acquired by non-tax exempt and non-corporate shareholders, including those acquired through our DRP, will be considered covered securities. We have chosen FIFO (first-in, first-out) as our standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way we will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices and the entire position is not sold at one time. To the extent you are subject to IRS tax reporting, our standing tax lot identification method is the method covered securities will be reported on your Form 1099 if you do not select a specific tax lot identification method. In such case, you may choose a method different than our standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the covered securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, we are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. We are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” We encourage you to refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.
As required by the Code, we will send each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. As described above, dividends distributed by us generally will not be eligible for the qualified dividend income rate (with respect to individual shareholders) or the corporate dividends received deduction (with respect to corporate shareholders).
If a shareholder recognizes a loss with respect to our Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.
We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. shareholder: (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (ii) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is typically his or her Social Security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
We will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) our Shares are collectively being held by at least 500 persons at all times during a taxable year, (ii) our Shares are continuously offered to the public pursuant to a public offering within the meaning of Section 4 of the Securities Act, or (iii) our Shares are being treated as regularly traded on an established securities market. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts, or estates, (i) our earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management and incentive fees paid to our Advisors and certain of our other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust, or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax, and are subject to the overall limitation on itemized deductions under Section 67 of the Code.
Shareholders should consult their own tax advisors with respect to U.S. federal income tax and withholding tax, as well as the state, local, and foreign tax consequences of an investment in our Shares.
Taxation of Non-U.S. Shareholders
This subsection applies to non-U.S. shareholders, only. If you are not a non-U.S. shareholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Shareholders,” above.
Whether an investment in our Shares is appropriate for a Non-U.S. shareholder will depend upon that individual’s particular circumstances. Non-U.S. shareholders should consult their tax advisors before investing in our Shares.
Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our “investment company taxable income” to Non-U.S. shareholders (including interest income, net short-term capital gain, or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. shareholders will not be subject to U.S. withholding tax if (i) the distributions are properly designated in a notice timely delivered to Non-U.S. shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.
Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax; unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States or, in the case of an individual Non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an applicable IRS Form W-8BEN or IRS

Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Foreign Account Tax Compliance Act
We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) repurchase proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each shareholder and transaction activity within each shareholder’s account. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.
Taxation of Investments
Certain investment practices of the Master Fund are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction; (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income; (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited); (iv) cause the Master Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor the Master Fund’s transactions and may decide to have the Master Fund make certain tax elections, may require the Master Fund to borrow money, or may require the Master Fund to dispose of securities to mitigate the effect of these rules and prevent the Master Fund’s disqualification as a RIC.
Investments made by the Master Fund in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing and character of distributions to our shareholders. For example, with respect to securities issued at a discount, the Master Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income to us each taxable year to maintain its ability to be subject to tax as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances the Master Fund may recognize income before or without receiving cash representing such income, the Master Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining its RIC tax status and avoiding U.S. federal income and excise taxes. Accordingly, the Master Fund may have to sell some of its investments at times the Master Fund would not consider advantageous, raise additional debt or equity capital, distribute its own shares, or reduce new investment originations to meet these distribution requirements. If the Master Fund is not able to obtain cash from other sources, we may fail to be subject to tax as a RIC and thereby be subject to corporate-level income tax.
In the event the Master Fund invests in securities of non-U.S. issuers, the Master Fund may be subject to withholding and other foreign taxes with respect to those securities. The Master Fund does not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by the Master Fund.
The Master Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Master Fund invests could be treated under the Code and the U.S. Treasury regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Master Fund to recognize income where the Master Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain its status as a RIC. Under such circumstances, the Master Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Furthermore, under certain circumstances, an investment in a passive investment company could result in a tax imposed on the Master Fund and/or an increase in the amount of taxable distributions by the Master Fund.
LEGAL MATTERS
Certain legal matters regarding the Shares offered hereby have been passed upon for us by Dechert LLP.

EXPERTS
The consolidated financial statements of Carey Credit Income Fund as of December 31, 2015 and for the year ended December 31, 2015 as well as the statement of assets and liabilities of Carey Credit Income Fund as of December 31, 2014, included in this prospectus have been included in reliance on the report of [●], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
SHAREHOLDER PRIVACY NOTICE
We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, Social Security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a shareholder’s account; and

•	service providers.
We will not disclose nonpublic personal information about our shareholders or their account(s) to anyone without their consent other than to:

•
Our service providers, including our administrator, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•
Government officials or other persons unaffiliated with us, to the extent required by federal or Delaware law or our Declaration of Trust, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will still adhere to the practices described in this notice.
If you invest in our Shares through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

CAREY CREDIT INCOME FUND

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
(in thousands, except share and per share amounts)

	March 31, 2016	December 31, 2015
Assets
Investments at fair value (amortized cost of $93,036 and $83,914, respectively)	$86,785	$78,226
Cash	9,374	3,380
Restricted cash	9,236	6,545
Interest and dividend income receivable	520	530
Principal receivable	9	23
Prepaid and deferred expenses	127	22
Total assets	$106,051	$88,726

Liabilities
Credit facility payable, net of financing costs	$37,158	$37,038
Payable for investments purchased	8,506	4,230
Accrued investment advisory fees	162	148
Payable to related party	34	35
Trustee fees payable	28	—
Accrued professional fees	348	450
Accounts payable, accrued expenses and other liabilities	76	121
Total liabilities	46,312	42,022
Commitments and contingencies (see Note 7. Commitments and Contingencies)
Net Assets	59,739	46,704

Components of Net Assets:
Common Shares, $0.001 par value, 1,000,000,000 shares authorized, 7,566,207 and 5,840,060 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	8	6
Paid-in-capital in excess of par value	65,947	52,339
Accumulated undistributed (distributions in excess of) net investment income	(107)	15
Accumulated undistributed net realized gain	142	32
Net unrealized depreciation on investments	(6,251)	(5,688)
Net assets	$59,739	$46,704
Net asset value per Common Share	$7.90	$8.00
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2016	2015
Investment Income
Interest income	$1,654	$—
Dividend income	37	—
Total investment income	1,691	—

Operating Expenses
Interest expense	428	—
Administrative services	25	—
Related party reimbursements	98	—
Investment advisory fee	457	90
Custody services	14	—
Trustees fees	77	—
Professional services	285	—
Insurance	36	15
Other expenses	43	—
Total expenses before investment advisory fee waiver	1,463	105
Investment advisory fee waiver	—	(90)
Net expenses	1,463	15
Net investment income (loss)	228	(15)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	110	—
Net change in unrealized depreciation on investments	(563)	—
Net realized and unrealized loss on investments	(453)	—
Net decrease in net assets resulting from operations	$(225)	$(15)

Per Common Share information:
Net investment income per Common Share outstanding - basic and diluted	$0.04	$—
Loss per Common Share - basic and diluted (Note 8. Earnings Per Common Share)	$(0.04)	$—
Weighted average Common Shares outstanding (basic and diluted)	6,393,423	5,555,556
Distributions per Common Share	$0.05	$—
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
 (in thousands, except share amounts)

	Three Months Ended March 31,
	2016	2015
Operations
Net investment income (loss)	$228	$(15)
Net realized gains from investments	110	—
Net change in unrealized depreciation on investments	(563)	—
Net decrease in net assets resulting from operations	(225)	(15)
Shareholder distributions:
Distributions from net investment income	(243)	—
Distributions in excess of net investment income	(107)	—
Net decrease in net assets resulting from shareholder distributions	(350)	—
Capital share transactions:
Issuance of Common Shares	13,610	—
Net increase in net assets resulting from capital share transactions	13,610	—
Total increase (decrease) in net assets	13,035	(15)
Net assets at beginning of period	46,704	50,000
Net assets at end of period	$59,739	$49,985

Capital share activity:
Common Shares outstanding at the beginning of the period	5,840,060	5,555,556
Common Shares issued from subscriptions	1,726,147	—
Common Shares outstanding at the end of the period	7,566,207	5,555,556
Distributions in excess of net investment income at end of period	$(107)	$(15)
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Three Months Ended March 31,
	2016	2015
Operating activities
Net decrease in net assets resulting from operations	$(225)	$(15)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Paid-in-kind dividend income	(37)	—
Amortization of premium/discount on investments, net	(74)	—
Proceeds from sales of investments	3,117	—
Proceeds from paydowns on investments	4,707	—
Purchase of investments	(16,725)	—
Net realized gains from investments	(110)	—
Net change in unrealized depreciation on investments	563	—
Amortization of deferred financing costs	114	—
Increase in operating assets:
Restricted cash	(2,691)	—
Interest and dividend income receivable	10	—
Principal receivable	14	—
Prepaid and deferred expenses	(105)	(133)
Increase in operating liabilities:
Payable for investments purchased	4,276	—
Accrued investment advisory fee	14	—
Payable to related party	(1)	148
Accrued professional fees	123	—
Trustee fees payable	28	—
Accounts payable, accrued expenses and other liabilities	(45)	—
Net cash used in operating activities	(7,047)	—

Financing activities
Issuance of Common Shares	$13,610	$—
Payment of financing costs	(219)	—
Distributions paid	(350)	—
Net cash provided by financing activities	13,041	—

Net increase in cash	5,994	—
Cash, beginning of period	3,380	50,000
Cash, end of period	$9,374	$50,000

Supplemental disclosure of cash flow information
Cash paid for interest	$313	$—
See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

March 31, 2016 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
Senior Secured Loans - First Lien - 98.4%
Acrisure, LLC	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	1,532	$1,518	$1,509	2.5%
Acrisure, LLC (Delayed Draw)	(7)(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	155	154	153	0.3%
Asurion, LLC	(12)	Telecommunications	L+3.50%	0.75%	7/8/2020	1,678	1,681	1,623	2.7%
Belk Inc.	(11)(12)	Retail	L+4.75%	1.00%	12/12/2022	4,750	4,185	4,208	7.0%
Bioplan USA, Inc.	(12)	Containers, Packaging & Glass	L+4.75%	1.00%	9/23/2021	3,576	3,042	2,992	5.0%
Ceridian HCM Holding Inc.	(12)	Services: Business	L+3.50%	1.00%	9/15/2020	2,636	2,620	2,555	4.3%
Data Device Corp	(12)	Aerospace & Defense	L+6.00%	1.00%	7/15/2020	4,962	4,907	4,950	8.3%
GlobalLogic Holdings Inc.	(11)(12)	Technology	L+5.25%	1.00%	5/31/2019	1,199	1,181	1,181	2.0%
Gogo Inc.	(10)(12)	Telecommunications	L+9.75%	1.50%	3/21/2018	1,799	1,800	1,817	3.0%
Gogo Inc.	(10)(12)	Telecommunications	L+6.50%	1.00%	3/21/2018	1,098	1,086	1,065	1.8%
Hub International Holdings Inc.	(12)	Banking, Finance, Insurance & Real Estate	L+3.00%	1.00%	10/2/2020	2,871	2,868	2,803	4.7%
Implus Footcare, LLC	(12)	Consumer Goods: Non-Durable	L+6.00%	1.00%	4/30/2021	4,962	4,893	4,887	8.2%
Integro Insurance Brokers	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	2,131	2,049	2,056	3.4%
Integro Insurance Brokers (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	813	781	784	1.3%
LANDesk Software, Inc.	(11)(12)	Technology	L+4.00%	1.00%	2/25/2020	284	281	279	0.5%
Mavis Tire Supply LLC	(12)	Automotive	L+5.25%	1.00%	11/2/2020	2,977	2,937	2,924	4.9%
Med Intermediate (MyEyeDr)	(12)	Retail	L+6.25%	1.00%	8/14/2021	3,924	3,888	3,889	6.5%
Med Intermediate (MyEyeDr) (Delayed Draw)	(12)	Retail	L+6.25%	1.00%	8/14/2021	953	944	945	1.6%
Moxie Liberty LLC	(12)	Utilities: Electric	L+6.50%	1.00%	8/21/2020	1,000	964	915	1.5%
Moxie Patriot LLC	(12)	Utilities: Electric	L+5.75%	1.00%	12/19/2020	650	622	590	1.0%
National Technical Systems, Inc.	(12)	Aerospace & Defense	L+6.00%	1.00%	6/12/2021	4,214	4,166	4,075	6.8%
National Technical Systems, Inc. (Delayed Draw)	(7)	Aerospace & Defense	L+6.00%	1.00%	6/14/2021	765	—	(25)	—%
Noranda Aluminum Acquisition Corp	(12)	Metals & Mining	L+4.50%	1.25%	2/28/2019	1,558	1,470	488	0.8%
Noranda Aluminum Acquisition Corp (DIP)	(7)	Metals & Mining	L+11.00%	1.00%	11/8/2016	454	309	307	0.5%
Orica Chemicals	AU(9)(10)(11)(12)(13)	Chemicals, Plastics & Rubber	L+6.25%	1.00%	2/26/2022	499	488	489	0.9%
P.F. Changs China Bistro, Inc.	(12)	Beverage, Food & Tobacco	L+3.25%	1.00%	7/2/2019	1,897	1,885	1,809	3.0%
Panda Hummel LLC	(12)	Utilities: Electric	L+6.00%	1.00%	10/27/2022	2,700	2,596	2,511	4.2%
Pelican Products, Inc.	(11)(12)	Containers, Packaging & Glass	L+4.25%	1.00%	4/11/2020	268	235	240	0.4%
Quanex Building Products, Inc.	(10)(11)(12)	Construction & Building	L+5.25%	1.00%	11/2/2022	1,050	1,050	1,050	1.8%
Ryan LLC	(12)	Services: Business	L+5.75%	1.00%	8/7/2020	2,214	2,183	2,156	3.6%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

March 31, 2016 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
SolarWinds Holdings, Inc.	(12)	Technology	L+5.50%	1.00%	2/1/2023	800	760	794	1.3%
TIBCO Software Inc.	(12)	Technology	L+5.50%	1.00%	12/4/2020	1,727	1,735	1,558	2.6%
TravelPort Worldwide	LU(9)(10)(11)(12)	Services: Consumer	L+4.75%	1.00%	9/2/2021	1,200	1,197	1,201	2.0%
Sub Total Senior Secured Loan - First Lien						63,296	$60,475	$58,778	98.4%

Senior Secured Loans - Second Lien - 21.6%
Atkore International	(12)	Metals & Mining	L+6.75%	1.00%	10/9/2021	3,925	3,454	3,640	6.1%
CTI Foods	(11)(12)	Beverage, Food & Tobacco	L+7.25%	1.00%	6/28/2021	2,400	2,196	2,196	3.7%
Genoa Healthcare	(12)	Healthcare & Pharmaceuticals	L+7.75%	1.00%	4/28/2023	500	495	471	0.8%
LANDesk Software, Inc.	(11)(12)	Technology	L+7.25%	1.00%	2/25/2021	282	246	252	0.4%
ProQuest LLC		Media: Broadcasting & Subscription	L+9.00%	1.00%	12/15/2022	1,600	1,569	1,552	2.6%
TransFirst Holdings Inc.	(12)	Technology	L+8.00%	1.00%	11/11/2022	4,770	4,713	4,794	8.0%
Sub Total Senior Secured Loan - Second Lien						13,477	$12,673	$12,905	21.6%

Senior Secured Bonds - 19.7%
BreitBurn Energy Partners LP	(10)(12)	Energy: Oil & Gas	9.25%		5/18/2020	3,250	3,168	1,332	2.2%
Epicor Software Corp.	(12)	Technology	L+8.25%	1.00%	6/1/2023	5,000	4,860	4,668	7.8%
Kinetic Concepts, Inc.		Healthcare & Pharmaceuticals	7.88%		12/31/2021	1,500	1,500	1,586	2.7%
Leaseplan Corporation	LU(9)(10)	Banking, Finance, Insurance & Real Estate	7.38%		4/15/2021	1,600	1,604	1,664	2.8%
SandRidge Energy, Inc.	(10)(12)	Energy: Oil & Gas	8.75%		6/1/2020	1,000	1,000	243	0.4%
Terraform Global Operating LLC	(10)(12)	Utilities: Electric	9.75%		8/15/2022	3,000	2,879	2,250	3.8%
Sub Total Senior Secured Bonds						15,350	$15,011	$11,743	19.7%

Subordinated Debt - 4.5%
StandardAero	(12)	Aerospace & Defense	10.00%		7/15/2023	1,000	987	955	1.6%
TIBCO Software Inc.	(12)	Technology	11.38%		12/1/2021	2,000	2,004	1,750	2.9%
Sub Total Subordinated Debt						3,000	$2,991	$2,705	4.5%

Equity / Other - 1.1%
BreitBurn Energy Partners LP	(8)(10)	Energy: Oil & Gas	8.00%			251	1,886	654	1.1%
Sub Total Equity / Other						251	$1,886	$654	1.1%
TOTAL INVESTMENTS - 145.3%	(14)						$93,036	$86,785	145.3%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

_______________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act; non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(4)
The periodic interest rate for all floating rate loans is indexed to London Interbank Offered Rate ("LIBOR" or "LIBO rate"), (denoted as "L"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Consolidated Schedule of Investments presents the applicable margin over LIBOR based on each respective credit agreement. Unless otherwise noted the base interest rate floor (e.g. 1.00%) for each floating rate loan indexed to LIBOR exceeded all of the relevant LIBOR indices as of the most recent interest rate reset date. As of March 31, 2016, LIBO rates ranged between 0.437% for 1-month LIBOR to 0.8997% for 6-month LIBOR.

(5)	The principal amount (par amount) for all debt securities is denominated in thousands of U.S. dollars. Equity investments are recorded as number of shares owned.

(6)	Cost represents amortized cost for debt securities, and cost plus capitalized PIK for preferred stock; currency amounts are presented in thousands.

(7)	The investment is a delayed draw loan whereby some or all of the investment commitment is undrawn as of March 31, 2016 (see Note 7. Commitments and Contingencies).

(8)
The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities in the initial three year period after issuance. All dividend payments in the current period have been paid with the issuance of additional shares of preferred stock.

(9)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(10)
The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. As of March 31, 2016, 89% of total assets represented qualifying assets. Under the 1940 Act we may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)	Investment position or portion thereof unsettled as of March 31, 2016.

(12)	Security or portion thereof was held within Hamilton and was pledged as collateral supporting the amounts outstanding under Hamilton Credit Facility as of March 31, 2016; (see Note 6. Borrowings).

(13)
The base interest rate on these investments, or a portion thereof, was 12-month LIBOR which as of March 31, 2016 was 1.2104%. The current base interest rate for these investments may be different from the reference rate on March 31, 2016.

(14)
As of March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0.6 million; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6.8 million; the net unrealized depreciation was $6.3 million, the aggregate cost of securities for Federal income tax purposes was $93.0 million.

Abbreviations:
AU = Australia
LU = Luxembourg
LIBOR (L) = London Interbank Offered Rate

See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets
Senior Secured Loans - First Lien - 118.6%
Acrisure, LLC	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	1,532	$1,518	$1,473	3.2%
Acrisure, LLC (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	160	158	153	0.3%
Asurion, LLC	(12)	Telecommunications	L+3.50%	0.75%	7/8/2020	1,836	1,840	1,681	3.6%
Belk Inc.	(11)	Retail	L+4.75%	1.00%	12/12/2022	1,500	1,335	1,327	2.8%
Bioplan USA, Inc.	(12)	Containers, Packaging & Glass	L+4.75%	1.00%	9/23/2021	248	213	215	0.5%
Ceridian HCM Holding Inc.	(12)	Services: Business	L+3.50%	1.00%	9/15/2020	2,643	2,625	2,270	4.8%
Data Device Corp	(12)	Aerospace & Defense	L+6.00%	1.00%	7/15/2020	4,975	4,917	4,963	10.6%
Gogo Inc.	(10)(12)	Telecommunications	L+9.75%	1.50%	3/21/2018	1,887	1,889	1,906	4.1%
Gogo Inc.	(10)(12)	Telecommunications	L+6.50%	1.00%	3/21/2018	1,147	1,132	1,113	2.4%
Hub International Holdings Inc.	(12)	Banking, Finance, Insurance & Real Estate	L+3.00%	1.00%	10/2/2020	2,878	2,875	2,724	5.8%
Implus Footcare, LLC	(12)	Consumer Goods: Non-Durable	L+6.00%	1.00%	4/30/2021	4,975	4,902	4,909	10.5%
Integro Insurance Brokers	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	2,131	2,047	2,083	4.4%
Integro Insurance Brokers (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	819	787	801	1.7%
Mavis Tire Supply LLC	(12)	Automotive	L+5.25%	1.00%	11/2/2020	2,985	2,943	2,944	6.3%
Med Intermediate (MyEyeDr)	(12)	Retail	L+6.25%	1.00%	8/14/2021	3,934	3,896	3,897	8.3%
Med Intermediate (MyEyeDr) (Delayed Draw)	(12)	Retail	L+6.25%	1.00%	8/14/2021	956	946	947	2.0%
Mitel US Holdings, Inc.	CN(9)(10)(12)	Telecommunications	L+4.50%	1.00%	4/29/2022	1,542	1,556	1,527	3.3%
Moxie Liberty LLC	(12)	Utilities: Electric	L+6.50%	1.00%	8/21/2020	1,000	962	930	2.0%
Moxie Patriot LLC	(12)	Utilities: Electric	L+5.75%	1.00%	12/19/2020	650	621	601	1.3%
National Technical Systems, Inc.	(12)	Aerospace & Defense	L+6.00%	1.00%	6/12/2021	4,225	4,175	4,184	9.0%
National Technical Systems, Inc. (Delayed Draw)	(7)	Aerospace & Defense	L+6.00%	1.00%	6/14/2021	765	—	(7)	—%
Noranda Aluminum Acquisition Corp	(12)	Metals & Mining	L+4.50%	1.25%	2/28/2019	1,558	1,463	806	1.7%
P.F. Changs China Bistro, Inc.	(12)	Beverage, Food & Tobacco	L+3.25%	1.00%	7/2/2019	1,902	1,890	1,817	3.9%
Panda Hummel LLC	(12)	Utilities: Electric	L+6.00%	1.00%	10/27/2022	2,700	2,594	2,551	5.5%
Ryan LLC	(12)	Services: Business	L+5.75%	1.00%	8/7/2020	2,243	2,210	2,184	4.7%
Taxware, LLC	(12	Technology	L+6.50%	1.00%	4/1/2022	4,278	4,239	4,326	9.3%
TIBCO Software Inc	(12)	Technology	L+5.50%	1.00%	12/4/2020	1,731	1,740	1,578	3.4%
ZEP Inc.	(12)	Chemicals, Plastics & Rubber	L+4.75%	1.00%	6/27/2022	1,496	1,489	1,492	3.2%
Sub Total Senior Secured Loan - First Lien						58,696	$56,962	$55,395	118.6%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost(6)	Fair Value	% of Net Assets

Senior Secured Loans - Second Lien - 21.8%
Atkore International	(11)(12)	Metals & Mining	L+6.75%	1.00%	10/9/2021	3,925	3,442	3,439	7.4%
Genoa Healthcare	(12)	Healthcare & Pharmaceuticals	L+7.75%	1.00%	4/28/2023	500	495	470	1.0%
ProQuest LLC	(11)	Media: Broadcasting & Subscription	L+9.00%	1.00%	12/15/2022	1,600	1,568	1,576	3.4%
TransFirst Holdings Inc.	(12)	Technology	L+8.00%	1.00%	11/11/2022	4,770	4,712	4,687	10.0%
Sub Total Senior Secured Loans - Second Lien						10,795	$10,217	$10,172	21.8%

Senior Secured Bonds - 20.4%
Breitburn Energy Partners LP	(10)(12)	Energy: Oil & Gas	9.25%		5/18/2020	3,250	3,164	1,966	4.2%
Epicor Software Corp.	(12)	Technology	L+8.25%	1.00%	6/1/2023	5,000	4,856	4,861	10.4%
SandRidge Energy, Inc.	(10)(12)	Energy: Oil & Gas	8.75%		6/1/2020	1,000	1,000	304	0.7%
Terraform Global Operating LLC	(10)(12)	Utilities: Electric	9.75%		8/15/2022	3,000	2,876	2,392	5.1%
Sub Total Senior Secured Bonds						12,250	$11,896	$9,523	20.4%

Subordinated Debt - 5.7%
StandardAero	(12)	Aerospace & Defense	10.00%		7/15/2023	1,000	987	993	2.1%
TIBCO Software Inc	(11)(12)	Technology	11.38%		12/1/2021	2,000	2,004	1,672	3.6%
Sub Total Subordinated Debt						3,000	$2,991	$2,665	5.7%

Equity / Other - 1.0%
Breitburn Energy Partners LP - Series B Preferred Units	(8)(10)	Energy: Oil & Gas	8.00%			246	1,848	471	1.0%
Sub Total Equity / Other						246	$1,848	$471	1.0%
TOTAL INVESTMENTS - 167.5%	(13)						$83,914	$78,226	167.5%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

_______________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act; non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(4)
The periodic interest rate for all floating rate loans is indexed to LIBOR (denoted as "L"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Consolidated Schedule of Investments presents the applicable margin over LIBOR based on each respective credit agreement. The base interest rate floor (e.g. 1.00%) for each floating rate loan indexed to LIBOR exceeded all of the relevant LIBOR indices as of the most recent interest rate reset date. As of December 31, 2015, LIBO rates ranged between 0.430% for 1-month LIBOR to 1.178% for 12-month LIBOR.

(5)	The principal amount (par amount) for all debt securities is denominated in thousands of U.S. dollars. Equity investments are recorded as number of shares owned.

(6)	Cost represents amortized cost for debt securities, and cost plus capitalized PIK for the preferred stock; currency amounts are presented in thousands.

(7)	The investment is a delayed draw loan whereby some or all of the investment commitment is undrawn as of December 31, 2015 (see Note 7. Commitments and Contingencies).

(8)
The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities in the initial three year period after issuance. All dividend payments in the current period have been paid with the issuance of additional shares of preferred stock.

(9)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(10)
The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. As of December 31, 2015, 89% of total assets represented qualifying assets. Under the 1940 Act we may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)	Investment position or portion thereof unsettled as of December 31, 2015.

(12)	Security or portion thereof was held within Hamilton and was pledged as collateral supporting the amounts outstanding under Hamilton Credit Facility as of December 31, 2015; (see Note 6. Borrowings).

(13)
As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0.2 million; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5.9 million; the net unrealized depreciation was $5.7 million, the aggregate cost of securities for Federal income tax purposes was $83.9 million.

Abbreviations:
CN = Canada
LIBOR (L) = London Interbank Offered Rate
PIK = Payment-In-Kind

See Unaudited Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
Note 1. Principal Business and Organization
Carey Credit Income Fund (the “Master Fund”) was formed as a Delaware statutory trust on September 5, 2014. The Master Fund's investment objectives are to provide its shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation by investing primarily in privately-negotiated loans to private middle market U.S. companies. On April 1, 2015, the Master Fund elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Master Fund commenced investment operations on April 2, 2015.
The Master Fund is externally managed by Carey Credit Advisors, LLC (the "Advisor"), an affiliate of W. P. Carey Inc. ("WPC"), and Guggenheim Partners Investment Management, LLC ("GPIM") (collectively the "Advisors"), which are responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Master Fund’s investment portfolio. Both Advisors are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). The Advisor also provides the administrative services necessary for the operation of the Master Fund.
The Master Fund serves as the master fund in a master/feeder fund structure. The Master Fund issues its Common Shares to one or more affiliated feeder funds in a continuous series of private placement transactions.
As of March 31, 2016, the Master Fund had one wholly owned subsidiary, Hamilton Finance LLC ("Hamilton"), a special purpose financing subsidiary organized for the purpose of arranging secured debt financing, entering into credit agreements, and borrowing money to invest in portfolio companies.
Note 2. Significant Accounting Policies
Basis of Presentation
Management has determined that the Master Fund meets the definition of an investment company and adheres to the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies ("ASC Topic 946").
The Master Fund's interim consolidated financial statements have been prepared pursuant to the requirements for reporting on Form 10-Q and the disclosure requirements as stipulated in Articles 6 and 10 of Regulation S-X, and therefore do not necessarily include all information and notes necessary for a fair statement of financial position and results of operations in accordance with accounting principles generally accepted in the U.S. ("GAAP"). In the opinion of management, the unaudited consolidated financial information for the interim period presented in this Report reflects all normal and recurring adjustments necessary for a fair statement of financial position and results from operations. Operating results for interim periods are not necessarily indicative of operating results for an entire year.
Principles of Consolidation
As provided under ASC Topic 946, the Master Fund will generally not consolidate its investment in a company other than an investment company or an operating company whose business consists of providing substantially all of its services to the benefit of the Master Fund. Accordingly, the Master Fund consolidated the results of its wholly-owned subsidiary in its consolidated financial statements. All intercompany balances and transactions have been eliminated.
Reclassifications
Certain prior period amounts have been reclassified to conform to the current presentation with no effect on our financial condition, results of operations or cash flows.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities as of the date of the financial statements, (ii) the reported amounts of income and expenses during the reported period, and (iii) disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ materially from those estimates under different assumptions and conditions.
Cash
Cash consists of demand deposits held at a major U.S. financial institution and the amount recorded on the consolidated statements of assets and liabilities exceeds the Federal Deposit Insurance Corporation insured limit. Management believes the credit risk related to its demand deposits is minimal.
Restricted Cash
Restricted cash consists of demand deposits held at a major U.S. financial institution on behalf of Hamilton. Hamilton may be restricted in the distribution of cash to the Master Fund, as governed by the terms of the Hamilton Credit Facility (see Note 6. Borrowings).

Notes to Consolidated Financial Statements (Unaudited)

Valuation of Investments
The Master Fund measures the value of its investments in accordance with ASC Topic 820, Fair Value Measurement (“ASC Topic 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Master Fund considers its principal market to be the market that has the greatest volume and level of activity.
ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds, and foreign currency are generally included in Level 1. The Master Fund does not adjust the quoted price for these investments.
Level 2 - Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from multiple dealers or brokers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans.
Level 3 - Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans and preferred stock investments that lack observable market pricing.
In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Master Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are severely limited, or not available, or otherwise not reliable. The Master Fund’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.
Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers, or market makers. With respect to the Master Fund’s portfolio investments for which market quotations are not readily available, the Master Fund’s Board of Trustees is responsible for determining in good faith the fair value of the Master Fund’s portfolio investments in accordance with the valuation policy and procedures approved by the Board of Trustees, based on, among other things, the input of the Master Fund’s Advisors and management, its audit committee, and independent third-party valuation firms. The Master Fund and the Board of Trustees conduct their fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required.
The valuation techniques used by the Master Fund for the assets that are classified as Level 3 in the fair value hierarchy are described below.
Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are valued at initial transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) enterprise value coverage analysis, and/or (iii) valuation models. Valuation models may be based on investment yield analysis and discounted cash flow techniques, where the key inputs include risk-adjusted discount rates and required rates of return, based on the analysis of similar debt investments issued by similar issuers.
Equity/Other Investments: Equity/other investments are valued at initial transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA") multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.
The Master Fund utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Master Fund’s investments classified and valued as Level 3 in the valuation hierarchy, are described in Note 4. Fair Value of Financial Instruments. The unobservable inputs and assumptions may differ by asset and

Notes to Consolidated Financial Statements (Unaudited)

in the application of the Master Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Master Fund had chosen to incorporate different unobservable pricing inputs and assumptions.
The determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of investments may differ materially from the values that would have been determined had a readily available market value existed for such investments. Further, such investments are generally less liquid than publicly traded securities. If the Master Fund was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Master Fund could realize significantly less value than the value recorded by the Master Fund.
Security Transactions and Realized/Unrealized Gains or Losses
    Investments purchased on a secondary market basis are recorded on the trade date. Loan originations are recorded on the funding date. The Master Fund measures realized gains or losses from the repayment or sale of investments using the specific lot identification method. Realized gains or losses are measured by the difference between (i) the net proceeds from the repayment or sale and (ii) the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily measure the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost, net of original issue discount and loan origination fees, if any, and (ii) adjustments for the accretion/amortization of market discounts and premiums. The Master Fund reports changes in fair value of investments as net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.
Interest Income
Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Loan origination, closing, and other fees received by the Master Fund directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method.
Certain of the Master Fund’s investments in debt securities may contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional securities or (iii) a combination of cash and additional securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment date, the Master Fund will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates, as the original securities issued. PIK interest generally becomes due on the investment's maturity date or call date.
If the portfolio company's valuation indicates the value of the PIK security is not sufficient to cover the contractual PIK interest, the Master Fund will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Master Fund determines it is not collectible.
Debt securities are placed on non-accrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on non-accrual status. Interest payments received on debt securities on non-accrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on non-accrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such securities are likely to remain current on interest payment obligations. The Master Fund may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.
Dividend Income
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) equity investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Master Fund will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the equity investment.

Notes to Consolidated Financial Statements (Unaudited)

Fee Income
The Advisors, or their affiliates, may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. The Advisors are obligated to remit to the Master Fund any earned capital structuring fees based on the pro rata portion of the Master Fund’s investment in co-investment transactions and originated investments. These fees are generally non-recurring and are recognized as fee income by the Master Fund upon the earlier of the investment commitment date or investment closing date. The Master Fund may also receive fees for investment commitments, amendments to credit agreements, and other services rendered to portfolio companies. Such fees are recognized as fee income when earned or when the services are rendered.
Management Fees
The Master Fund incurs (i) a base management fee (recorded as an investment advisory fee) and (ii) a performance-based incentive fee which includes (a) an incentive fee on income and (b) an incentive fee on capital gains, due to its Advisors pursuant to an investment advisory agreement described in Note 5. Related Party Agreements and Transactions. The two components of performance-based incentive fees will be combined and expensed in the consolidated statements of operations and accrued in the consolidated statements of assets and liabilities as accrued performance-based incentive fee. Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) based on the Master Fund’s realized capital gains on a cumulative basis from inception, net of all realized capital losses and unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the investment advisory agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, the Master Fund includes unrealized gains in the calculation of the incentive fee on capital gains in accordance with GAAP. Therefore the accrued amount, if any, represents an estimate of the incentive fees that may be payable to the Advisors if the Master Fund’s entire investment portfolio was liquidated at its fair value as of the date of the consolidated statements of assets and liabilities, even though the Advisors are not entitled to any incentive fee based on unrealized gains unless and until such unrealized gains are actually realized.
Deferred Financing Costs
Deferred financing costs represent fees and other direct incremental costs incurred in connection with the arrangement of the Master Fund's borrowings. These costs are presented in the consolidated statements of assets and liabilities as a direct deduction of the debt liability to which the costs pertain. These costs are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the life of the borrowings.
Organization and Offering Expenses
Organization expenses are expensed on the Master Fund's consolidated statement of operations. Continuous offering expenses will be capitalized on the Master Fund's consolidated statements of assets and liabilities as deferred offering expenses and expensed to the Master Fund's consolidated statement of operations over a 12-month period.
Distributions
Distributions to the Master Fund's common shareholders are periodically declared by its Board of Trustees and recognized as a liability on the record date.
Earnings per Common Share
Earnings per Common Share is calculated based upon the weighted average number of Common Shares outstanding during the reporting period.
Federal Income Taxes
The Master Fund intends to elect to be treated for federal income tax purposes, and thereafter intends to maintain its qualification, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes dividends in a timely manner out of assets legally available for distributions to its shareholders of an amount generally at least equal to 90% of its “Investment Company Taxable Income,” as defined in the Code. The Master Fund intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.
The Master Fund is generally subject to nondeductible federal excise taxes if it does not distribute dividends to its shareholders in respect of each calendar year of an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses), adjusted for certain ordinary losses, for the one-year period generally ending on October 31 of the calendar year and (iii) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Master Fund paid no federal income tax. The Master Fund may, at its discretion, pay a 4% nondeductible federal excise tax on under-distribution of taxable ordinary income and capital gains.

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Investments
The following table presents the composition of the investment portfolio at amortized cost and fair value as of March 31, 2016 with corresponding percentages of total portfolio investments at fair value and net assets (in thousands):

	March 31, 2016
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior secured loans - first lien	$60,475	$58,778	67.7%	98.4%
Senior secured loans - second lien	12,673	12,905	14.9	21.6
Senior secured bonds	15,011	11,743	13.5	19.7
Total senior debt	$88,159	$83,426	96.1%	139.7%
Subordinated debt	2,991	2,705	3.1	4.5
Equity / other	1,886	654	0.8	1.1
Total investments	$93,036	$86,785	100.0%	145.3%
As of March 31, 2016, approximately 3.5% of the investment portfolio at amortized cost and 3.9% of the investment portfolio measured at fair value were invested in portfolio companies with foreign domiciles, specifically Australia, and Luxembourg.
The following table presents the composition of the investment portfolio at amortized cost and fair value as of December 31, 2015 with corresponding percentages of total portfolio investments at fair value and net assets (in thousands):

	December 31, 2015
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior secured loans - first lien	$56,962	$55,395	70.8%	118.6%
Senior secured loans - second lien	10,217	10,172	13.0	21.8
Senior secured bonds	11,896	9,523	12.2	20.4
Total senior debt	$79,075	$75,090	96.0%	160.8%
Subordinated debt	2,991	2,665	3.4	5.7
Equity / other	1,848	471	0.6	1.0
Total investments	$83,914	$78,226	100.0%	167.5%
As of December 31, 2015, approximately 1.9% of the investment portfolio at amortized cost and 2.0% of the investment portfolio measured at fair value were invested in portfolio companies with foreign domiciles, specifically Canada.

Notes to Consolidated Financial Statements (Unaudited)

The following table presents the composition of the investment portfolio by industry classifications at amortized cost and fair value as of March 31, 2016 with corresponding percentages of total portfolio investments at fair value and net assets (in thousands):

	March 31, 2016
Industry Classification	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Technology	$15,780	$15,276	17.6%	25.5%
Aerospace & Defense	10,060	9,955	11.5	16.7
Retail	9,017	9,042	10.4	15.1
Banking, Finance, Insurance & Real Estate(1)	8,974	8,969	10.3	15.0
Utilities: Electric	7,061	6,266	7.2	10.5
Consumer Goods: Non-Durable	4,893	4,887	5.6	8.2
Services: Business	4,803	4,711	5.4	7.9
Telecommunications	4,567	4,505	5.2	7.5
Metals & Mining	5,233	4,435	5.1	7.4
Beverage, Food & Tobacco	4,081	4,005	4.6	6.7
Containers, Packaging & Glass	3,277	3,232	3.7	5.4
Automotive	2,937	2,924	3.4	4.9
Energy: Oil & Gas	6,054	2,229	2.6	3.7
Healthcare & Pharmaceuticals	1,995	2,057	2.4	3.5
Media: Broadcasting & Subscription	1,569	1,552	1.8	2.6
Services: Consumer	1,197	1,201	1.4	2.0
Construction & Building	1,050	1,050	1.2	1.8
Chemicals, Plastics & Rubber	488	489	0.6	0.9
Total	$93,036	$86,785	100.0%	145.3%
______________

(1)	Portfolio companies may include insurance brokers that are not classified as insurance companies.
The following table presents the composition of the investment portfolio by industry classifications at amortized cost and fair value as of December 31, 2015 with corresponding percentages of total portfolio investments at fair value and net assets (in thousands):

	December 31, 2015
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Technology	$17,549	$17,125	21.8%	36.6%
Aerospace & Defense	10,079	10,131	13.0	21.7
Banking, Finance, Insurance & Real Estate(1)	7,384	7,234	9.2	15.5
Utilities: Electric	7,053	6,475	8.3	13.9
Telecommunications	6,418	6,227	8.0	13.3
Retail	6,178	6,171	7.9	13.2
Consumer Goods: Non-Durable	4,902	4,909	6.3	10.5
Services: Business	4,836	4,453	5.7	9.5
Metals & Mining	4,905	4,245	5.4	9.1
Automotive	2,943	2,944	3.8	6.3
Energy: Oil & Gas	6,012	2,741	3.5	5.9
Beverage, Food & Tobacco	1,890	1,817	2.3	3.9
Media: Broadcasting & Subscription	1,568	1,576	2.0	3.4
Chemicals, Plastics & Rubber	1,489	1,493	1.9	3.2
Healthcare & Pharmaceuticals	495	470	0.6	1.0
Containers, Packaging & Glass	213	215	0.3	0.5
Total	$83,914	$78,226	100.0%	167.5%
______________

(1)	Portfolio companies may include insurance brokers that are not classified as insurance companies.

Notes to Consolidated Financial Statements (Unaudited)

Note 4. Fair Value of Financial Instruments
The following table presents the segmentation of the investment portfolio, as of March 31, 2016 according to the fair value hierarchy as described in Note 2. Significant Accounting Policies (in thousands):

	March 31, 2016
	Level 1	Level 2	Level 3	Total
Senior secured loans - first lien	$—	$36,826	$21,952	$58,778
Senior secured loans - second lien	—	12,905	—	12,905
Senior secured bonds	—	5,743	6,000	11,743
Total senior debt	—	55,474	27,952	83,426
Subordinated debt	—	2,705	—	2,705
Equity / other	—	—	654	654
Total	$—	$58,179	$28,606	$86,785
Percentage	—%	67.0%	33.0%	100.0%
The following table presents the segmentation of the investment portfolio, as of December 31, 2015 according to the fair value hierarchy as described in Note 2. Significant Accounting Policies (in thousands):

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Senior secured loans - first lien	$—	$34,195	$21,200	$55,395
Senior secured loans - second lien	—	8,596	1,576	10,172
Senior secured bonds	—	2,696	6,827	9,523
Total senior debt	—	45,487	29,603	75,090
Subordinated debt	—	2,665	—	2,665
Equity / other	—	—	471	471
Total	$—	$48,152	$30,074	$78,226
Percentage	—%	61.6%	38.4%	100.0%

Notes to Consolidated Financial Statements (Unaudited)

Significant Level 3 Unobservable Inputs
The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of March 31, 2016 (dollars in thousands):

March 31, 2016
Asset Category	No. of Investment Positions	Fair Value(1)	Valuation Techniques (2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	8	$21,952	Market comparables	EBITDA multiple	11.9x	Increase
			Market comparables	Market yield (%)	6.7% - 7.7% (7.3%)	Decrease
			Cost(6)	Cost(6)	96.00	Increase
			Market quotations(5)	Broker quote	99.75	Increase
Senior secured bonds	2	$6,000	Market quotations(5)	Broker quote	41.00	Increase
			Market comparables	Market yield (%)	10.60%	Increase
Equity / other	1	$654	Market and income approach	Company specific risk premium	27.5%	Decrease
			Option valuation model	Volatility	154.00%	Increase
Total	11	$28,606
______________

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)
For the assets and investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0-100%.

(3)	A range is not provided when there is only one investment within the classification; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)
The Master Fund generally uses prices provided by an independent pricing service, or directly from an independent broker, which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Advisors in conjunction with additional information compiled by them, including financial performance, recent business developments and various other factors.

(6)	All investments marked at amortized cost were recently purchased and have a maturity of less than 12 months.
In addition to the Level 3 valuation methodologies and unobservable inputs noted above, the Master Fund, in accordance with its valuation policy, may also use other valuation techniques and methodologies when determining the fair value estimates for its investments.

Notes to Consolidated Financial Statements (Unaudited)

The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of December 31, 2015 (dollars in thousands):

December 31, 2015
Asset Category	No. of Investment Positions	Fair Value(1)	Valuation Techniques (2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	7	$21,200	Market comparables	EBITDA multiple	10.6x - 15.8x (12.7x)	Increase
			Prepayment probability analysis	Probability weighting of alternative outcomes	20% - 50%	Increase
Senior secured loans - second lien	1	$1,576	Market quotations (5)	Broker quote	98.50	Increase
Senior secured bonds	2	$6,827	Market quotations (5)	Broker quote	60.50	Increase
			Market comparables	EBITDA multiple	12.4x	Increase
Equity / other	1	$471	Market and income approach	Company specific risk premium	40.80%	Decrease
			Option valuation model	Volatility	133.00%	Increase
Total	11	$30,074
______________

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)
For the assets and investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0-100%.

(3)	A range is not provided when there is only one investment within the classification; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)
The Master Fund generally uses prices provided by an independent pricing service, or directly from an independent broker, which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Advisors in conjunction with additional information compiled by them, including financial performance, recent business developments and various other factors.

Notes to Consolidated Financial Statements (Unaudited)

The following table presents a roll-forward in the fair value changes for all investments for which the Master Fund determines fair value using Level 3 unobservable inputs for the three months ended March 31, 2016 (in thousands):

	Three Months Ended March 31, 2016
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Equity / Other	Total
Balance as of December 31, 2015	$21,200	$1,576	$6,827	$—	$471	$30,074
Additions (1)	313	—	—	—	37	350
Net realized gains (2)	126	—	—	—	—	126
Net change in unrealized appreciation (depreciation) on investments (3)	(238)	—	(835)	—	146	(927)
Sales or repayments (4)	(4,427)	—	—	—	—	(4,427)
Net discount accretion	15	—	8	—	—	23
Transfers out of Level 3	—	(1,576)	—	—	—	(1,576)
Transfers into Level 3	4,963	—	—	—	—	4,963
Fair value balance as of March 31, 2016	$21,952	$—	$6,000	$—	$654	$28,606
Change in net unrealized appreciation (depreciation) on investments held as of March 31, 2016	$(238)	$—	$(835)	$—	$146	$(927)
______________

(1)	Includes increases in the cost basis of investments resulting from new and incremental portfolio investments, including the capitalization of PIK dividend income.

(2)	Included in net realized gain from investments in the consolidated statements of operations.

(3)	Included in net change in unrealized depreciation on investments in the consolidated statements of operations.

(4)	Includes principal payments/paydowns on debt investments and proceeds from sales of investments.
During the three months ended March 31, 2015 there was no comparable roll-forward in the fair value changes for Level 3 investments as the Master Fund had not commenced investment operations until April 2, 2015.
Financial Instruments Disclosed, But Not Carried, At Fair Value
The carrying value of credit facility payable approximates its fair value and it is considered to be classified as a Level 3 liability in the fair value hierarchy.
Note 5. Related Party Agreements and Transactions
The Advisor, its affiliates, and/or GPIM may receive, as applicable, compensation for (i) investment advisory services, (ii) reimbursement of expenses in connection with investment advisory activities, administrative services and organizing the Master Fund, (iii) capital markets services in connection with the raising of equity capital for feeder funds affiliated with the Master Fund, and (iv) lending capital to the Master Fund.
All of the Master Fund’s executive officers, except its chief executive officer and chief compliance officer, also serve as executive officers of the Advisor. Its chief executive officer also serves as chief executive officer of WPC, the Advisor's ultimate parent.
Related Party Capital Contributions and Ownership of Common Shares
On December 19, 2014, the Master Fund entered into a capital contribution agreement for the sale of 2,777,778 Common Shares to the Advisor for consideration of $25.0 million. The Advisor periodically receives distributions in connection with its ownership of Common Shares.
The Master Fund is also affiliated with Carey Credit Income Fund 2016 T ("CCIF 2016T") and Carey Credit Income Fund - I ("CCIF-I"), two feeder funds whose registration statements to issue $1 billion in feeder fund Common Shares became effective on July 24, 2015 and July 31, 2015, respectively. The membership of the Boards of Trustees for the Master Fund, CCIF 2016T, and CCIF-I are identical. The feeder funds have invested, and intend to continue to invest, substantially all of the proceeds from their public offerings of their common shares in the acquisition of the Master Fund's Common Shares.

Notes to Consolidated Financial Statements (Unaudited)

Investment Advisory Agreements and Compensation of the Advisors
On February 27, 2015, the Master Fund entered into (i) an investment advisory agreement (the "Investment Advisory Agreement") with the Advisor and (ii) an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") with the Advisor and GPIM. Under the Investment Advisory Agreement, the Master Fund agreed to pay the Advisor an investment advisory fee consisting of two components: (i) a base management fee and (ii) a performance-based incentive fee. Under the Investment Sub-Advisory Agreement, the Advisor directly compensates GPIM for its investment sub-advisory services. In addition, the Advisors are entitled to reimbursement of certain expenses incurred on behalf of the Master Fund in connection with investment operations and investment transactions.
Management Fee: The management fee (recorded as investment advisory fee) is calculated at the following annual rates based on the simple average of the Master Fund's gross assets at the end of the two most recently completed calendar months and is payable monthly in arrears:
Annual Rate for Management Fee
•2.000% on the portion of the Master Fund's gross assets below $1 billion;
•1.875% on the portion of the Master Fund's gross assets between $1 billion and $2 billion; and
•1.750% on the portion of the Master Fund's gross assets above $2 billion.
Performance-based Incentive Fee: The performance-based incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

(i)
The incentive fee on income is paid quarterly, if earned; it is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital, and (B) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital, and

(ii)
The incentive fee on capital gains is paid annually, if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (A) all realized capital losses and unrealized depreciation on a cumulative basis from inception, and (B) the aggregate amount, if any, of previously paid incentive fees on capital gains.

All fees are computed in accordance with a detailed fee calculation methodology as approved by the Board of Trustees. On February 27, 2015, the Advisor permanently waived all investment advisory and performance-based incentive fees under the terms of the Investment Advisory Agreement through and including October 7, 2015.
Unless earlier terminated, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect year to year thereafter if approved annually by a majority of the Master Fund's Independent Trustees and either the Master Fund's Board of Trustees or the holders of a majority of the Master Fund's outstanding voting securities.
Administrative Services Agreement
On February 27, 2015, the Master Fund entered into an administrative services agreement with the Advisor, and subsequently amended on August 10, 2015, (the "Administrative Services Agreement") whereby the Advisor agreed to provide administrative services to the Master Fund, including office facilities and equipment, and clerical, bookkeeping, and record-keeping services. More specifically, the Advisor, serving as the administrator, performs and oversees the Master Fund's required administrative services, which include financial and corporate record-keeping, preparing and disseminating the Master Fund's reports to its shareholders, and filing reports with the SEC. In addition, the Advisor assists in determining net asset value, oversees the preparation and filing of tax returns, oversees the payment of expenses and distributions, and oversees the performance of administrative and professional services rendered by others. For providing these services, facilities, and personnel, the Master Fund reimburses the Advisor for the allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administrative Services Agreement. Prior to October 7, 2015, the Master Fund had no obligation to reimburse the Advisor for any services or other expenses incurred directly by the Advisor or its affiliates, excluding any expenses of third-party service providers incurred by the Advisor or its affiliates on the Master Fund's behalf.
Unless earlier terminated, the Administrative Services Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect year to year thereafter if approved annually by a majority of the Master Fund's Board of Trustees and the Master Fund's Independent Trustees.
Organization and Offering Costs
On August 17, 2015, the Master Fund entered into an organization and offering expense reimbursement agreement (the "O&O Agreement") with the Advisor and GPIM. Under the O&O Agreement the Master Fund reimburses the Advisor and GPIM for costs incurred on the Master Fund's behalf, including, but not limited to, legal services, audit services, printer services, and the registration of securities under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The reimbursement of organization and offering expenses is conditional on the raise of equity capital from the sale of Master Fund's Common Shares. Any such reimbursements will not exceed actual expenses incurred by the Advisors, and the Advisors will be responsible for the payment of the Master Fund's cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the sale of the Master Fund's Common Shares, without recourse against or

Notes to Consolidated Financial Statements (Unaudited)

reimbursement by the Master Fund. The Advisors waived reimbursement in connection with equity capital raised during the months of November and December and the reimbursement waiver expired on December 31, 2015.
Dealer Manager Agreement
On July 17, 2015, the Master Fund entered into an amended and restated dealer manager agreement (the "Dealer Manager Agreement") with Carey Financial, LLC, a Delaware limited liability company (the "Dealer Manager") and CCIF 2016T. The Dealer Manager is an affiliate of the Advisor. Under the terms of the Dealer Manager Agreement, the Dealer Manager is to act on a best efforts basis as the exclusive dealer manager for (i) CCIF 2016T's public offering of Common Shares and (ii) the public offering of Common Shares for future feeder funds affiliated with the Master Fund. Each feeder fund, not the Master Fund, is responsible for the compensation of the Dealer Manager pursuant to the terms of the Dealer Manager Agreement; therefore fees compensating the Dealer Manager are not presented in this report.
Summary of Related Party Transactions for the Three Months Ended March 31, 2016 and March 31, 2015
The following table presents the related party fees, expenses, transactions and distributions on Common Shares for the three months ended March 31, 2016 and March 31, 2015 (in thousands):

		Three Months Ended March 31,
Related Party	Source Agreement & Description	2016	2015
Advisor	Investment Advisory Agreement - investment advisory fees, net of waivers(1)	$457	$—
Advisor	Administrative Services Agreement - expense reimbursement	$98	$—
Advisor	Shareholder of Common Shares - distributions	$112	$—
CCIF-I	Shareholder of Common Shares - distributions	$6	$—
CCIF 2016T	Shareholder of Common Shares - distributions	$120	$—
CCIF-I	Issuance of Common Shares	$977	$—
CCIF 2016T	Issuance of Common Shares	$12,633	$—
Advisor and GPIM	O&O Agreement - organization cost reimbursements	$22	$—
Trustee Fees	Amended and Restated Bylaws	$77	$—
______________

(1)	Waived investment advisory fees were $0.0 million in 2016 and $0.1 million in 2015.
Indemnification
The Investment Advisory Agreement, Investment Sub-Advisory Agreement, and Administrative Services Agreement provide certain indemnifications to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates, including the administrator. In addition, the Master Fund's Declaration of Trust, as amended, provides certain indemnifications to its officers, trustees, agents, and certain other persons. As of March 31, 2016, management believes that the risk of incurring any losses for such indemnifications are remote.
Note 6. Borrowings
Hamilton Credit Facility
On December 17, 2015, Hamilton entered into a senior-secured term loan (the “Hamilton Credit Facility”) with JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association as collateral agent, collateral administrator, and securities intermediary. The Hamilton Credit Facility provides for borrowings in an aggregate principal amount of $175.0 million on a committed basis with an overall four-year term and a three-year draw-down term; all loan advances and all accrued and unpaid interest thereunder will be due and payable on December 17, 2019. The quarterly interest rate is 3-month LIBOR+2.65% per annum and interest is payable quarterly in arrears. All investments owned by, and all cash on hand with, Hamilton are held as collateral for the Hamilton Credit Facility. As of March 31, 2016 Hamilton was in compliance with all terms and covenants related to the Hamilton Credit Facility. Hamilton incurred certain customary costs and expenses in connection with obtaining the Hamilton Credit Facility, and the loan agreement provides for conditional minimum utilization and commitment fees.
In the period between June 17, 2016 and September 16, 2016, Hamilton will pay interest on the greater of i) the outstanding loan amount or ii) $100 million.  On and after September 17, 2016, Hamilton will pay interest on the greater of i) the outstanding loan amount or ii) $150 million. In the period commencing September 17, 2016 and December 17, 2018, Hamilton will be obligated to pay an annual unused commitment fee of 1.0% on the difference, if any, between $175 million and the greater of i) the outstanding loan amount and ii) $150 million.

Notes to Consolidated Financial Statements (Unaudited)

Hamilton's borrowings as of March 31, 2016 and December 31, 2015 were as follows (in thousands):

	Hamilton Credit Facility - Borrowing Summary
As of	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Interest Rate (2)	Maturity Date	Maturity Term
March 31, 2016	$175,000	$39,000	$37,158	3.29%	12/17/19	3.7	years
December 31, 2015	$175,000	$39,000	$37,038	3.18%	12/17/19	4.0	years
______________________

(1)	Carrying value is equal to outstanding principal amount net of unamortized financing costs.

(2)
Interest rate as of the end of the reporting period (3-month LIBOR+2.65%) and the base interest rate is subject to quarterly changes. Interest rate does not include the amortization of upfront fees and expenses that were incurred in connection with the credit facility.

Note 7. Commitments and Contingencies
Unfunded commitments to provide funds to portfolio companies are not recorded in the Master Fund’s consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent a future cash requirement. As of March 31, 2016 and December 31, 2015, the Master Fund’s unfunded commitments consisted of the following (in thousands):

Category / Portfolio Company (1)	March 31, 2016	December 31, 2015
Unfunded Delayed Draw Loans:
Noranda Aluminum Acquisition Corp	$130	$—
National Technical Systems	765	765
Total Unfunded Commitments	$895	$765
______________________

(1)	May be commitments to one or more entities affiliated with the named portfolio company.
As of March 31, 2016, the Master Fund’s unfunded commitments had incurred a decrease in fair value of less than $0.1 million over the life of the investment which is recorded on the consolidated schedule of investments and included in investments at fair value in the consolidated statements of assets and liabilities. The Master Fund has sufficient liquidity to fund these commitments should the funding requirement occur.
Note 8. Earnings Per Common Share
The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations (i.e., earnings per Common Share) for the three months ended March 31, 2016 and March 31, 2015 (in thousands, except share and per share data):

	Three Months Ended March 31,
	2016	2015
Net decrease in net assets resulting from operations	$(225)	$(15)
Basic and diluted weighted average Common Shares outstanding	6,393,423	5,555,556
Loss per Common Share - basic and diluted (1)	$(0.04)	$—
______________

(1)	Loss per Common Share, both basic and diluted, were equivalent during the period because there were no Common Share equivalents outstanding during the period.

Notes to Consolidated Financial Statements (Unaudited)

Note 9. Financial Highlights
The following per Common Share data and financial ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of financial highlights during the three months ended March 31, 2016 and March 31, 2015 (in thousands, except share and per share amounts):

	Three Months Ended March 31,
	2016	2015
PER COMMON SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period	$8.00	$9.00
Net investment income(8)	0.04	—
Net realized gain from investments	0.02	—
Net unrealized losses (2)	(0.11)	—
Net decrease resulting from operations(8)	(0.05)	—
Distributions to Common Shareholders
Distributions from net investment income (3)	(0.04)	—
Distributions in excess of net investment income	(0.01)	—
Net decrease resulting from distributions	(0.05)	—
Net asset value, end of period	$7.90	$9.00

INVESTMENT RETURNS
Total investment return (4)(8)	(0.69)%	—%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$59,739	$49,985
Average net assets (5)	$50,889	$49,993
Common Shares outstanding, end of period	7,566,207	5,555,556
Weighted average Common Shares outstanding	6,393,423	5,555,556

Ratios-to-average net assets: (5)
Net investment income (loss)	0.45%	(0.03)%
Total expenses (excluding investment advisory fee waiver)	2.87%	0.21%
Effect of investment advisory fee waiver	—%	0.18%
Net expenses	2.87%	0.03%

Weighted average outstanding borrowings (5)	$39,000	$—
Portfolio turnover rate (6)	9.61%	—%
Asset coverage ratio (7)	2.53	—
_____________________

(1)	The per Common Share data was derived by using the weighted average Common Shares outstanding during the period.

(2)
The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a Common Share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Master Fund’s Common Shares in relation to fluctuating market values for the portfolio.

(3)
The per Common Share data for distributions is the actual amount of distributions paid or payable per Common Share outstanding during the entire period; distributions per Common Share are rounded to the nearest $0.01.

Notes to Consolidated Financial Statements (Unaudited)

(4)
Total investment return is a measure of total return for shareholders, assuming the purchase of the Master Fund’s Common Share at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return is based on (i) the purchase of one Common Share at net asset value on the first day of the period, (ii) the sale at the net asset value per Common Share on the last day of the period, of (A) one Common Share plus (B) any fractional Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to one Common Share, if any, on the last day of the period. The total investment return calculation assumes that cash distributions are reinvested concurrent with the issuance of Common Shares at the most recent transaction price on or prior to each distribution payment date. Since there is no public market for the Master Fund’s Common Shares, then the terminal sales price per Common Share is assumed to be equal to net asset value per Common Share on the last day of the period. Total investment return is not annualized. The Master Fund’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results.

(5)
The computation of average net assets, average borrowings, and average value of portfolio securities during the period is based on averaging the amount on the first day of the first month of the period and the last day of each month during the period. Ratios-to-average net assets are not annualized.

(6)
Portfolio turnover is calculated as the lesser of (i) purchases of portfolio securities or (ii) sales of portfolio securities divided by the monthly average of the value of portfolio securities owned by the Master Fund during the fiscal year.

(7)
Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) total senior securities issued at the end of the period, divided by (ii) total senior securities at the end of the period.

(8)	Amounts on these lines pertaining to 2015 were rounded to zero.
Note 10. Distributions
The following table summarizes the distributions that the Master Fund paid on its Common Shares in the three months ended March 31, 2016 (in thousands, except per Share amounts):

Record Date	Payment Date	Distribution Amount Per Common Share	Cash Distribution
3/28/2016	3/29/2016	$0.046	$350
		$0.046	$350
Note 11. Subsequent Events
The Master Fund had issued 2,056,460 Common Shares subsequent to March 31, 2016 through and including May 5, 2016, resulting in a $16.3 million increase in equity capital.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Carey Credit Income Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Carey Credit Income Fund and its subsidiary (the “Master Fund”) at December 31, 2015 and the results of their operations, the changes in their net assets and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. In addition, the accompanying consolidated statement of assets and liabilities at December 31, 2014 presents fairly, in all material respects, the financial position of the Master Fund at December 31, 2014. These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for our opinion.

/s/ [●]

New York, New York
March 15, 2016

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share amounts)

	December 31, 2015	December 31, 2014
Assets
Investments at fair value (amortized cost of $83,914 and $0, respectively)	$78,226	$—
Cash	3,380	50,000
Restricted cash	6,545	—
Interest and dividend income receivable	530	—
Principal receivable	23	—
Prepaid and deferred expenses	22	—
Total assets	$88,726	$50,000

Liabilities
Credit facility payable, net of financing costs	$37,038	$—
Payable for investments purchased	4,230	—
Accrued investment advisory fees	148	—
Payable to related party	35	—
Accrued professional fees	450
Accounts payable, accrued expenses and other liabilities	121	—
Total liabilities	42,022	—
Commitments and contingencies (see Note 7. Commitments and Contingencies)
Net Assets	46,704	50,000

Components of Net Assets:
Common Shares, $0.001 par value, 1,000,000,000 shares authorized, 5,840,060 and 5,555,556 shares issued and outstanding at December 31, 2015 and December 31, 2014	6	6
Paid-in-capital in excess of par value	52,339	49,994
Accumulated undistributed net investment income	15	—
Accumulated undistributed net realized gain	32	—
Net unrealized depreciation on investments	(5,688)	—
Net assets	$46,704	$50,000
Net asset value per Common Share	$8.00	$9.00
See Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts)

Year ended
December 31, 2015
Investment Income
Interest income	$3,228
Dividend income	99
Fee income	28
Total investment income	3,355

Operating Expenses
Interest expense (related party)	188
Interest expense (credit facility)	70
Administrative services	66
Related party reimbursements	97
Investment advisory fee	1,274
Custody services	27
Trustees fees	103
Professional services	576
Insurance	126
Other expenses	7
Total expenses before investment advisory fee waiver	2,534
Investment advisory fee waiver	(872)
Net expenses	1,662
Net investment income	1,693

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	42
Net change in unrealized depreciation on investments	(5,688)
Net realized and unrealized loss on investments	(5,646)
Net decrease in net assets resulting from operations	$(3,953)

Per Common Share information:
Net investment income per Common Share outstanding - basic and diluted	$0.30
Loss per Common Share - basic and diluted (Note 8. Earnings Per Common Share)	$(0.71)
Weighted average Common Shares outstanding (basic and diluted)	5,571,531
See Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
 (in thousands)

Year ended
December 31, 2015
Operations
Net investment income	$1,693
Net realized gain from investments	42
Net change in unrealized depreciation on investments	(5,688)
Net decrease in net assets resulting from operations	(3,953)
Shareholder distributions:
Distributions from net investment income	(1,693)
Distributions from net realized gain from investments	(10)
Net decrease in net assets from shareholder distributions	(1,703)
Capital share transactions:
Issuance of Common Shares	2,360
Net increase in net assets resulting from capital share transactions	2,360
Total decrease in net assets	(3,296)
Net assets at beginning of period	50,000
Net assets at end of period	$46,704

Capital share activity:
Shares outstanding at the beginning of the period	5,555,556
Common Shares issued from subscriptions	284,504
Shares outstanding at the end of the period	5,840,060
Distributions per Common Share	$0.30
See Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

Year ended
December 31, 2015
Operating activities
Net decrease in net assets resulting from operations	$(3,953)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Paid-in-kind dividend income	(98)
Amortization of premium/discount on investments, net	(65)
Proceeds from sales of investments	17,771
Proceeds from paydowns on investments	678
Purchase of investments	(102,158)
Net realized gain from investments	(42)
Net change in unrealized depreciation on investments	5,688
Amortization of deferred financing costs	19
Increase in operating assets:
Restricted cash	(6,545)
Interest and dividend income receivable	(530)
Principal receivable	(23)
Prepaid and deferred expenses	(22)
Increase in operating liabilities:
Payable for investments purchased	4,230
Accrued investment advisory fee	148
Payable to related party	35
Accrued professional fees	224
Accounts payable and accrued expenses	121
Net cash used in operating activities	(84,522)

Financing activities
Issuance of Common Shares	$2,360
Promissory notes payable to related party borrowings	33,000
Promissory notes payable to related party repayments	(33,000)
Credit facility borrowings	39,000
Payment of financing costs	(1,755)
Distributions paid	(1,703)
Net cash provided by financing activities	37,902

Net decrease in cash and cash equivalents	(46,620)
Cash and cash equivalents, beginning of period	50,000
Cash and cash equivalents, end of period	$3,380

Supplemental disclosure of cash flow information
Cash paid for interest	$188
Financing cost payable	$226
See Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost (6)	Fair Value	% of Net Assets
Senior Secured Loans - First Lien - 118.6%
Acrisure, LLC	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	1,532	$1,518	$1,473	3.2%
Acrisure, LLC (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.50%	1.00%	5/19/2022	160	158	153	0.3%
Asurion, LLC	(12)	Telecommunications	L+3.50%	0.75%	7/8/2020	1,836	1,840	1,681	3.6%
Belk Inc.	(11)	Retail	L+4.75%	1.00%	12/12/2022	1,500	1,335	1,327	2.8%
Bioplan USA, Inc.	(12)	Containers, Packaging & Glass	L+4.75%	1.00%	9/23/2021	248	213	215	0.5%
Ceridian HCM Holding Inc.	(12)	Services: Business	L+3.50%	1.00%	9/15/2020	2,643	2,625	2,270	4.8%
Data Device Corp	(12)	Aerospace & Defense	L+6.00%	1.00%	7/15/2020	4,975	4,917	4,963	10.6%
Gogo Inc.	(10)(12)	Telecommunications	L+9.75%	1.50%	3/21/2018	1,887	1,889	1,906	4.1%
Gogo Inc.	(10)(12)	Telecommunications	L+6.50%	1.00%	3/21/2018	1,147	1,132	1,113	2.4%
Hub International Holdings Inc.	(12)	Banking, Finance, Insurance & Real Estate	L+3.00%	1.00%	10/2/2020	2,878	2,875	2,724	5.8%
Implus Footcare, LLC	(12)	Consumer Goods: Non-Durable	L+6.00%	1.00%	4/30/2021	4,975	4,902	4,909	10.5%
Integro Insurance Brokers	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	2,131	2,047	2,083	4.4%
Integro Insurance Brokers (Delayed Draw)	(12)	Banking, Finance, Insurance & Real Estate	L+5.75%	1.00%	10/31/2022	819	787	801	1.7%
Mavis Tire Supply Corp	(12)	Automotive	L+5.25%	1.00%	11/2/2020	2,985	2,943	2,944	6.3%
Med Intermediate (MyEyeDr)	(12)	Retail	L+6.25%	1.00%	8/14/2021	3,934	3,896	3,897	8.3%
Med Intermediate (MyEyeDr) (Delayed Draw)	(12)	Retail	L+6.25%	1.00%	8/14/2021	956	946	947	2.0%
Mitel US Holdings, Inc.	CN(9)(10)(12)	Telecommunications	L+4.50%	1.00%	4/29/2022	1,542	1,556	1,527	3.3%
Moxie Liberty LLC	(12)	Utilities: Electric	L+6.50%	1.00%	8/21/2020	1,000	962	930	2.0%
Moxie Patriot LLC	(12)	Utilities: Electric	L+5.75%	1.00%	12/19/2020	650	621	601	1.3%
National Technical Systems, Inc	(12)	Aerospace & Defense	L+6.00%	1.00%	6/12/2021	4,225	4,175	4,184	9.0%
National Technical Systems, Inc (Delayed Draw)	(7)	Aerospace & Defense	L+6.00%	1.00%	6/14/2021	765	—	(7)	—%
Noranda Aluminum Acquisition Corp	(12)	Metals & Mining	L+4.50%	1.25%	2/28/2019	1,558	$1,463	$806	1.7%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost (6)	Fair Value	% of Net Assets
P.F. Changs China Bistro, Inc.	(12)	Beverage, Food & Tobacco	L+3.25%	1.00%	7/2/2019	1,902	1,890	1,817	3.9%
Panda Hummel LLC	(12)	Utilities: Electric	L+6.00%	1.00%	10/27/2022	2,700	2,594	2,551	5.5%
Ryan LLC	(12)	Services: Business	L+5.75%	1.00%	8/7/2020	2,243	2,210	2,184	4.7%
Taxware, LLC	(12	High Tech Industries	L+6.50%	1.00%	4/1/2022	4,278	4,239	4,326	9.3%
TIBCO Software Inc	(12)	High Tech Industries	L+5.50%	1.00%	12/4/2020	1,731	1,740	1,578	3.4%
ZEP Inc.	(12)	Chemicals, Plastics & Rubber	L+4.75%	1.00%	6/27/2022	1,496	1,489	1,492	3.2%
Sub Total Senior Secured Loan - First Lien						58,696	$56,962	$55,395	118.6%

Senior Secured Loans - Second Lien - 21.8%
Atkore International	(11)(12)	Metals & Mining	L+6.75%	1.00%	10/9/2021	3,925	3,442	3,439	7.4%
Genoa Healthcare	(12)	Healthcare & Pharmaceuticals	L+7.75%	1.00%	4/28/2023	500	495	470	1.0%
ProQuest LLC	(11)	Media: Broadcasting & Subscription	L+9.00%	1.00%	12/15/2022	1,600	1,568	1,576	3.4%
TransFirst Holdings Inc.	(12)	High Tech Industries	L+8.00%	1.00%	11/11/2022	4,770	4,712	4,687	10.0%
Sub Total Senior Secured Loans - Second Lien						10,795	$10,217	$10,172	21.8%

Senior Secured Bonds - 20.4%
Breitburn Energy Partners LP	(10)(12)	Energy: Oil & Gas	9.25%		5/18/2020	3,250	3,164	1,966	4.2%
Epicor Software Corp.	(12)	High Tech Industries	L+8.25%	1.00%	6/1/2023	5,000	4,856	4,861	10.4%
SandRidge Energy, Inc.	(10)(12)	Energy: Oil & Gas	8.75%		6/1/2020	1,000	1,000	304	0.7%
Terraform Global Operating LLC	(10)(12)	Utilities: Electric	9.75%		8/15/2022	3,000	2,876	2,392	5.1%
Sub Total Senior Secured Bonds						12,250	$11,896	$9,523	20.4%

Subordinated Debt - 5.7%
StandardAero	(12)	Aerospace & Defense	10.00%		7/15/2023	1,000	987	993	2.1%
TIBCO Software Inc	(11)(12)	High Tech Industries	11.38%		12/1/2021	2,000	2,004	1,672	3.6%
Sub Total Subordinated Debt						3,000	$2,991	$2,665	5.7%

CAREY CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015 (in thousands)
Portfolio Company(1)(2)(3)	Footnotes	Industry	Interest Rate(4)	Base Rate Floor(4)	Maturity Date	Principal Amount/ No. Shares(5)	Cost (6)	Fair Value	% of Net Assets

Equity / Other - 1.0%
Breitburn Energy Partners LP - Series B Preferred Units	(8)(10)	Energy: Oil & Gas	8.00%			246	1,848	471	1.0%
Sub Total Equity / Other						246	$1,848	$471	1.0%
TOTAL INVESTMENTS - 167.5%	(13)						$83,914	$78,226	167.5%
_______________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act; non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(4)
The periodic interest rate for all floating rate loans is indexed to London Interbank Offered Rate ("LIBOR" or "LIBO rate"), (denoted as "L"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Schedule of Investments presents the applicable margin over LIBOR based on each respective credit agreement. The base interest rate floor (e.g. 1.00%) for each floating rate loan indexed to LIBOR exceeded all of the relevant LIBOR indices as of the most recent interest rate reset date. As of December 31, 2015, LIBO rates ranged between 0.430% for 1-month LIBOR to 1.178% for 12-month LIBOR.

(5)	The principal amount (par amount) for all debt securities is denominated in thousands of U.S. dollars. Equity investments are recorded as number of shares owned.

(6)	Cost represents amortized cost for debt securities, and cost plus capitalized PIK for preferred stock; currency amounts are presented in thousands.

(7)	The investment is a delayed draw loan whereby some or all of the investment commitment is undrawn as of December 31, 2015 (see Note 7. Commitments and Contingencies).

(8)
The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities in the initial three year period after issuance. All dividend payments in the current period have been paid with the issuance of additional shares of preferred stock.

(9)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(10)	The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. As of December 31, 2015December 31, 2015, 82% of total assets represented qualifying assets.

(11)	Investment position or portion thereof unsettled as of December 31, 2015.

(12)	Security or portion thereof was held within Hamilton and was pledged as collateral supporting the amounts outstanding under Hamilton Credit Facility as of December 31, 2015; (see Note 6. Borrowings).

(13)
As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0.2 million; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5.9 million; the net unrealized depreciation was $5.7 million, the aggregate cost of securities for Federal income tax purposes was $83.9 million.

Abbreviations:
CN = Canada
LIBOR (L) = London Interbank Offered Rate
PIK = Payment-In-Kind
See Notes to Consolidated Financial Statements.

CAREY CREDIT INCOME FUND
Notes to Consolidated Financial Statements
Note 1. Principal Business and Organization
Carey Credit Income Fund (the “Master Fund”) was formed as a Delaware statutory trust on September 5, 2014. The Master Fund's investment objectives are to provide its shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation by investing primarily in privately-negotiated loans to private middle market U.S. companies. On April 1, 2015, the Master Fund elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Master Fund commenced investment operations on April 2, 2015.
The Master Fund is externally managed by Carey Credit Advisors, LLC (the "Advisor"), an affiliate of W. P. Carey Inc. ("WPC"), and Guggenheim Partners Investment Management, LLC ("GPIM") (collectively the "Advisors"), which are responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Master Fund’s investment portfolio. Both Advisors are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). The Advisor also provides the administrative services necessary for the operation of the Master Fund.
The Master Fund serves as the master fund in a master/feeder fund structure. The Master Fund issues its Common Shares to one or more affiliated feeder funds in a continuous series of private placement transactions.
As of December 31, 2015, the Master Fund had one wholly owned subsidiary, Hamilton Finance LLC ("Hamilton"), a special purpose financing subsidiary organized for the purpose of arranging secured debt financing, entering into credit agreements, and borrowing money to invest in portfolio companies.
Note 2. Significant Accounting Policies
Basis of Presentation
Management has determined that the Master Fund meets the definition of an investment company and adheres to the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies ("ASC Topic 946").
The accompanying consolidated financial statements of the Master Fund and related financial information have been prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP") and pursuant to the requirements for reporting on Form 10-K and the disclosure requirements as stipulated in Article 6 of Regulation S-X under the Securities Act of 1933, as amended.
Principles of Consolidation
As provided under ASC Topic 946, the Master Fund will generally not consolidate its investment in a company other than an investment company or an operating company whose business consists of providing substantially all of its services to the benefit of the Master Fund. Accordingly, the Master Fund consolidated the results of its wholly-owned subsidiary in its consolidated financial statements. All intercompany balances and transactions have been eliminated.
Reclassifications
Certain prior period amounts have been reclassified to conform to the presentation for the year ended December 31, 2015, with no effect on our financial condition, results of operations or cash flows.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the reported period and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ materially from those estimates under different assumptions and conditions.
Cash
Cash consists of demand deposits held at a major U.S. financial institution and the amount recorded on the consolidated statements of assets and liabilities exceeds the Federal Deposit Insurance Corporation insured limit. Management believes the credit risk related to its demand deposits is minimal.
Restricted Cash
Restricted cash consists of demand deposits held at a major U.S. financial institution on behalf of Hamilton. The Master Fund may be restricted in its use of the cash held on behalf of Hamilton as governed by the terms of the Hamilton Credit Facility (see Note 6. Borrowings).
Valuation of Investments
The Master Fund measures the value of its investments in accordance with ASC Topic 820, Fair Value Measurement (“ASC Topic 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a

Notes to Consolidated Financial Statements

liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Master Fund considers its principal market to be the market that has the greatest volume and level of activity.
ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds, and foreign currency are generally included in Level 1. The Master Fund does not adjust the quoted price for these investments.
Level 2 - Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from multiple dealers or brokers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans.
Level 3 - Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans and preferred stock investments that lack observable market pricing.
In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Master Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are severely limited, or not available, or otherwise not reliable. The Master Fund’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.
Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers, or market makers. With respect to the Master Fund’s portfolio investments for which market quotations are not readily available, the Master Fund’s Board of Trustees is responsible for determining in good faith the fair value of the Master Fund’s portfolio investments in accordance with the valuation policy and procedures approved by the Board of Trustees, based on, among other things, the input of the Master Fund’s Advisors and management, its audit committee, and independent third-party valuation firms. The Master Fund and the Board of Trustees conduct their fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required.
The valuation techniques used by the Master Fund for the assets that are classified as Level 3 in the fair value hierarchy are described below.
Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are valued at initial transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) enterprise value coverage analysis, and/or (iii) valuation models. Valuation models may be based on investment yield analysis and discounted cash flow techniques, where the key inputs include risk-adjusted discount rates and required rates of return, based on the analysis of similar debt investments issued by similar issuers.
Equity/Other Investments: Equity/other investments are valued at initial transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) EBITDA multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.
The Master Fund utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Master Fund’s investments classified and valued as Level 3 in the valuation hierarchy, are described in Note 4. Fair Value of Financial Instruments. The unobservable inputs and assumptions may differ by asset and in the application of the Master Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Master Fund had chosen to incorporate different unobservable pricing inputs and assumptions.
The determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of

Notes to Consolidated Financial Statements

investments may differ materially from the values that would have been determined had a readily available market value existed for such investments. Further, such investments are generally less liquid than publicly traded securities. If the Master Fund was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Master Fund could realize significantly less value than the value recorded by the Master Fund.
Security Transactions and Realized/Unrealized Gains or Losses
Investments purchased on a secondary market basis are recorded on the trade date. Loan originations are recorded on the funding date. The Master Fund measures realized gains or losses from the repayment or sale of investments using the specific lot identification method. Realized gains or losses are measured by the difference between (i) the net proceeds from the repayment or sale and (ii) the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily measure the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost, net of original issue discount and loan origination fees, if any, and (ii) adjustments for the accretion/amortization of market discounts and premiums. The Master Fund reports changes in fair value of investments as net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.
Interest Income
Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Loan origination, closing, and other fees received by the Master Fund directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method.
Certain of the Master Fund’s investments in debt securities may contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional securities or (iii) a combination of cash and additional securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment date, the Master Fund will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates, as the original securities issued. PIK interest generally becomes due on the investment's maturity date or call date.
If the portfolio company's valuation indicates the value of the PIK security is not sufficient to cover the contractual PIK interest, the Master Fund will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Master Fund determines it is not collectible.
Debt securities are placed on non-accrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on non-accrual status. Interest payments received on debt securities on non-accrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on non-accrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such securities are likely to remain current on interest payment obligations. The Master Fund may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.
Dividend Income
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) equity investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Master Fund will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.
Fee Income
The Advisors, or their affiliates, may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. The Advisors are obligated to remit to the Master Fund any earned capital structuring fees based on the pro rata portion of the Master Fund’s investment in co-investment transactions and originated investments. These fees are generally non-recurring and are recognized as fee income by the Master Fund upon the earlier of the investment commitment date or investment closing date. The Master Fund may also receive fees for investment commitments, amendments to credit agreements, and other services rendered to portfolio companies. Such fees are recognized as fee income when earned or when the services are rendered.
Management Fees

Notes to Consolidated Financial Statements

The Master Fund incurs (i) a base management fee (recorded as an investment advisory fee) and (ii) a performance-based incentive fee which includes (a) an incentive fee on income and (b) an incentive fee on capital gains, due to its Advisors pursuant to an investment advisory agreement described in Note 5. Related Party Agreements and Transactions. The two components of performance-based incentive fees will be combined and expensed in the consolidated statement of operations and accrued in the consolidated statements of assets and liabilities as accrued performance-based incentive fee. Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) based on the Master Fund’s realized capital gains on a cumulative basis from inception, net of all realized capital losses and unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the investment advisory agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, the Master Fund includes unrealized gains in the calculation of the incentive fee on capital gains in accordance with GAAP. Therefore the accrued amount, if any, represents an estimate of the incentive fees that may be payable to the Advisors if the Master Fund’s entire investment portfolio was liquidated at its fair value as of the date of the consolidated statements of assets and liabilities, even though the Advisors are not entitled to any incentive fee based on unrealized gains unless and until such unrealized gains are actually realized.
Deferred Financing Costs
Deferred financing costs represent fees and other direct incremental costs incurred in connection with the arrangement of the Master Fund's borrowings. These costs are presented in the consolidated statement of assets and liabilities as a direct deduction of the debt liability to which the costs pertain. These costs are amortized using the effective interest method and are included in interest expense in the consolidated statement of operations over the life of the borrowings.
Organization and Offering Expenses
Organization expenses are expensed on the Master Fund's consolidated statement of operations. Continuous offering expenses will be capitalized on the Master Fund's consolidated statements of assets and liabilities as deferred offering expenses and expensed to the Master Fund's consolidated statement of operations over a 12-month period.
Distributions
Distributions to the Master Fund's common shareholders are periodically declared by its Board of Trustees and recognized as a liability on the record date.
Earnings per Common Share
Earnings per Common Share is calculated based upon the weighted average number of Common Shares outstanding during the reporting period.
Federal Income Taxes
The Master Fund intends to elect to be treated for federal income tax purposes, and thereafter intends to maintain its qualification, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it timely distributes dividends out of assets legally available for distributions to its shareholders of an amount generally at least equal to 90% of its “Investment Company Taxable Income,” as defined in the Code. The Master Fund intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.
The Master Fund is generally subject to nondeductible federal excise taxes if it does not distribute dividends to its shareholders in respect of each calendar year of an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses), adjusted for certain ordinary losses, for the one-year period generally ending on October 31 of the calendar year and (iii) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Master Fund paid no federal income tax. The Master Fund may, at its discretion, pay a 4% nondeductible federal excise tax on under-distribution of taxable ordinary income and capital gains.
New Accounting Standard
In April 2015, the FASB issued Accounting Standards Update No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs” ("ASU 2015-03"), which requires that loan costs related to a recognized debt liability be presented in the consolidated statement of assets and liabilities as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts or premiums. The new guidance is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2015 with early adoption permitted. The Master Fund has elected early adoption of ASU 2015-03 as of the commencement of its investment operations on April 2, 2015 and has netted deferred financing costs with the carrying amount of the credit facility.
Note 3. Investments
The following table presents the composition of the investment portfolio at amortized cost and fair value as of December 31, 2015 with corresponding percentages of total portfolio investments at fair value and net asset (in thousands):

Notes to Consolidated Financial Statements

	December 31, 2015
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior secured loans - first lien	$56,962	$55,395	70.8%	118.6%
Senior secured loans - second lien	10,217	10,172	13.0	21.8
Senior secured bonds	11,896	9,523	12.2	20.4
Total senior debt	$79,075	$75,090	96.0%	160.8%
Subordinated debt	2,991	2,665	3.4	5.7
Equity / other	1,848	471	0.6	1.0
Total investments	$83,914	$78,226	100.0%	167.5%
As of December 31, 2015, approximately 1.9% of the investment portfolio at amortized cost and 2.0% of the investment portfolio measured at fair value respectively were invested in portfolio companies with foreign domiciles, specifically Canada.
The following table presents the composition of the investment portfolio by industry classifications at amortized cost and fair value as of December 31, 2015 with corresponding percentages of total portfolio investments at fair value and net assets (in thousands):

	December 31, 2015
	Investments at Amortized Cost	Investments at Fair Value	Percentage of Portfolio	Percentage of Net Assets
High Tech Industries	$17,549	$17,125	21.8%	36.6%
Aerospace & Defense	10,079	10,131	13.0	21.7
Banking, Finance, Insurance & Real Estate(1)	7,384	7,234	9.2	15.5
Utilities: Electric	7,053	6,475	8.3	13.9
Telecommunications	6,418	6,227	8.0	13.3
Retail	6,178	6,171	7.9	13.2
Consumer Goods: Non-Durable	4,902	4,909	6.3	10.5
Services: Business	4,836	4,453	5.7	9.5
Metals & Mining	4,905	4,245	5.4	9.1
Automotive	2,943	2,944	3.8	6.3
Energy: Oil & Gas	6,012	2,741	3.5	5.9
Beverage, Food & Tobacco	1,890	1,817	2.3	3.9
Media: Broadcasting & Subscription	1,568	1,576	2.0	3.4
Chemicals, Plastics & Rubber	1,489	1,493	1.9	3.2
Healthcare & Pharmaceuticals	495	470	0.6	1.0
Containers, Packaging & Glass	213	215	0.3	0.5
Total	$83,914	$78,226	100.0%	167.5%
______________

(1)	Portfolio companies may include insurance brokers that are not classified as insurance companies.
Note 4. Fair Value of Financial Instruments
The following table presents the segmentation of the investment portfolio, as of December 31, 2015 according to the fair value hierarchy as described in Note 2. Significant Accounting Policies (in thousands):

Notes to Consolidated Financial Statements

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Senior secured loans - first lien	$—	$34,195	$21,200	$55,395
Senior secured loans - second lien	—	8,596	1,576	10,172
Senior secured bonds	—	2,696	6,827	9,523
Total senior debt	—	45,487	29,603	75,090
Subordinated debt	—	2,665	—	2,665
Equity / other	—	—	471	471
Total	$—	$48,152	$30,074	$78,226
Percentage	—%	61.6%	38.4%	100.0%
Significant Level 3 Unobservable Inputs
The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of December 31, 2015 (dollars in thousands):

December 31, 2015
Asset Category	No. of Investment Positions	Fair Value(1)	Valuation Techniques (2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	7	$21,200	Market comparables	EBITDA multiple	10.6x - 15.8x (12.7x)	Increase
			Prepayment probability analysis	Probability weighting of alternative outcomes	20% - 50%	Increase
Senior secured loans - second lien	1	$1,576	Market quotations (5)	Broker quote	98.50	Increase
Senior secured bonds	2	$6,827	Market quotations (5)	Broker quote	60.50	Increase
			Market comparables	EBITDA multiple	12.4x	Increase
Equity / other	1	$471	Market and income approach	Company specific risk premium	40.8%	Decrease
			Option valuation model	Volatility	133%	Increase
Total	11	$30,074
______________

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)
For the assets and investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0-100%.

(3)	A range is not provided when there is only one investment within the classification; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)
The Master Fund generally uses prices provided by an independent pricing service which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Advisors in conjunction with additional information compiled by them, including financial performance, recent business developments and various other factors.

In addition to the Level 3 valuation methodologies and unobservable inputs noted above, the Master Fund, in accordance with its valuation policy, may also use other valuation techniques and methodologies when determining the fair value estimates for its investments.

Notes to Consolidated Financial Statements

The following table presents a roll-forward in the fair value changes for all investments for which the Master Fund determines fair value using Level 3 unobservable inputs for the year ended December 31, 2015 (in thousands):

	Year Ended December 31, 2015
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Equity / Other	Total
Balance as of January 1, 2015	$—	$—	$—	$—	$—	$—
Additions (1)	21,170	1,568	8,003	—	1,849	32,590
Net realized gains (2)	1	—	—	—	—	1
Net change in unrealized appreciation (depreciation) on investments (3)	98	8	(1,192)	—	(1,378)	(2,464)
Sales or repayments (4)	(82)	—	—	—	—	(82)
Net discount accretion	13	—	16	—	—	29
Fair value balance as of December 31, 2015	$21,200	$1,576	$6,827	$—	$471	$30,074
Change in net unrealized appreciation (depreciation) on investments held as of December 31, 2015	$98	$8	$(1,192)	$—	$(1,378)	$(2,464)
______________

(1)	Includes increases in the cost basis of investments resulting from new and incremental portfolio investments, including the capitalization of PIK dividend income.

(2)	Included in net realized gain from investments in the consolidated statement of operations.

(3)	Included in net change in unrealized appreciation on investments in the consolidated statement of operations.

(4)	Includes principal payments/paydowns on debt investments and proceeds from sales of investments.
Financial Instruments Disclosed, But Not Carried, At Fair Value
The carrying value of credit facility payable approximates its fair values and it is considered to be classified as a Level 3 liability in the fair value hierarchy.
Note 5. Related Party Agreements and Transactions
The Advisor, its affiliates, and/or GPIM may receive, as applicable, compensation for (i) investment advisory services, (ii) reimbursement of expenses in connection with investment advisory activities, administrative services and organizing the Master Fund, (iii) capital markets services in connection with the raising of equity capital for feeder funds affiliated with the Master Fund, and (iv) lending capital to the Master Fund.
All of the Master Fund’s executive officers, except its chief executive officer and chief compliance officer, also serve as executive officers of the Advisor. Its chief executive officer also serves as chief executive officer of WPC, the Advisor's ultimate parent.
Related Party Capital Contributions and Ownership of Common Shares
On December 19, 2014, the Master Fund entered into a capital contribution agreement for the sale of 2,777,778 Common Shares to the Advisor for consideration of $25.0 million. The Advisor periodically receives distributions in connection with its ownership of Common Shares.
The Master Fund is also affiliated with Carey Credit Income Fund 2016 T ("CCIF 2016T") and Carey Credit Income Fund - I ("CCIF-I"), two feeder funds whose registration statements to issue $1 billion in feeder fund Common Shares became effective on July 24, 2015 and July 31, 2015, respectively. The membership of the Boards of Trustees for the Master Fund, CCIF 2016T, and CCIF-I are identical. The feeder funds invested, and intend to continue to invest, substantially all of the proceeds from their public offerings of their Common Shares in the acquisition of the Master Fund's Common Shares.
Investment Advisory Agreements and Compensation of the Advisors
On February 27, 2015, the Master Fund entered into (i) an investment advisory agreement (the "Investment Advisory Agreement") with the Advisor and (ii) an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") with the Advisor and GPIM. Under the Investment Advisory Agreement, the Master Fund agreed to pay the Advisor an investment advisory fee consisting of two components: (i) a management fee and (ii) a performance-based incentive fee. Under the Investment Sub-Advisory Agreement, the Advisor directly compensates GPIM for its investment sub-advisory services. In addition, the Advisors are entitled to reimbursement of certain expenses incurred on behalf of the Master Fund in connection with investment operations and investment transactions.

Notes to Consolidated Financial Statements

Management Fee: The management fee (recorded as investment advisory fee) is calculated at the following annual rates based on the simple average of the Master Fund's gross assets at the end of the two most recently completed calendar months and is payable monthly in arrears:
Annual Rate for Management Fee
•2.000% on the portion of the Master Fund's gross assets below $1 billion;
•1.875% on the portion of Master Fund's gross assets between $1 billion and $2 billion; and
•1.750% on the portion of gross assets above $2 billion.
Performance-based Incentive Fee: The performance-based incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

(i)
The incentive fee on income is paid quarterly, if earned; it is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital, and (B) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital, and

(ii)
The incentive fee on capital gains is paid annually, if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (A) all realized capital losses and unrealized depreciation on a cumulative basis from inception, and (B) the aggregate amount, if any, of previously paid incentive fees on capital gains.

All fees are computed in accordance with a detailed fee calculation methodology as approved by the Board of Trustees. On February 27, 2015, the Advisor permanently waived all investment advisory and performance-based incentive fees under the terms of the Investment Advisory Agreement through and including October 7, 2015.
Administrative Services Agreement
On February 27, 2015, the Master Fund entered into an administrative services agreement with the Advisor, and subsequently amended on August 10, 2015, (the "Administrative Services Agreement") whereby the Advisor agreed to provide administrative services to the Master Fund, including office facilities and equipment, and clerical, bookkeeping, and record-keeping services. More specifically, the Advisor, serving as the administrator, performs and oversees the Master Fund's required administrative services, which include financial and corporate record-keeping, preparing and disseminating the Master Fund's reports to its shareholders, and filing reports with the SEC. In addition, the Advisor assists in determining net asset value, oversees the preparation and filing of tax returns, oversees the payment of expenses and distributions, and oversees the performance of administrative and professional services rendered by others. For providing these services, facilities, and personnel, the Master Fund reimburses the Advisor for the allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administrative Services Agreement. Prior to October 7, 2015, the Master Fund had no obligation to reimburse the Advisor for any services or other expenses incurred directly by the Advisor or its affiliates, excluding any expenses of third-party service providers incurred by the Advisor or its affiliates on the Master Fund's behalf.
Organization and Offering Costs
On August 17, 2015, the Master Fund entered into an organization and offering expense reimbursement agreement (the O&O Agreement") with the Advisor and GPIM. Under the O&O Agreement the Master Fund reimburses the Advisor and GPIM for costs incurred on the Master Fund's behalf, including, but not limited to, legal services, audit services, printer services, and the registration of securities under the Exchange Act. The reimbursement of organization and offering expenses is conditional on the raise of equity capital from the sale of Master Fund's Common Shares. Any such reimbursements will not exceed actual expenses incurred by the Advisors, and the Advisors will be responsible for the payment of the Master Fund's cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the sale of the Master Fund's Common Shares, without recourse against or reimbursement by the Master Fund. The Advisors waived reimbursement in connection with equity raised during the months of November and December 2015 and the reimbursement waiver expired on December 31, 2015.
Dealer Manager Agreement
On July 17, 2015, the Master Fund entered into an amended and restated dealer manager agreement (the "Dealer Manager Agreement") with Carey Financial, LLC, a Delaware limited liability company (the "Dealer Manager") and CCIF 2016T. The Dealer Manager is an affiliate of the Advisor. Under the terms of the Dealer Manager Agreement, the Dealer Manager is to act on a best efforts basis as the exclusive dealer manager for (i) CCIF 2016T's public offering of Common Shares and (ii) the public offering of Common Shares for future feeder funds affiliated with the Master Fund. The Feeder Fund, not the Master Fund, is responsible for the compensation of the Dealer Manager pursuant to the terms of the Dealer Manager Agreement.
Promissory Notes
In 2015, the Master Fund's Board of Trustees and WPC's board of directors approved unsecured loans to the Master Fund of up to $50.0 million in the aggregate, at an interest rate equal to the interest rate at which WPC is able to borrow funds under its senior unsecured credit facility, for the purpose of facilitating investment acquisitions. Any such loans were made solely at the discretion of WPC's management.

Notes to Consolidated Financial Statements

On May 28, 2015, June 10, 2015, July 15, 2015, September 30, 2015 and October 21, 2015, the Master Fund, as borrower, entered into a series of promissory notes (the "Promissory Notes") with WPC Holdco LLC, a wholly-owned subsidiary of WPC and the direct parent of the Advisor (the "Lender"), to borrow, on an unsecured basis, $10.0 million, $10.0 million, $5.0 million, $3.0 million and $5.0 million, respectively, or a total of $33.0 million. The floating interest rate on the borrowed amounts was one-month LIBOR plus 1.10%. The nominal interest rates for these borrowings were within a range of 1.285% - 1.387% during the reporting period. The unpaid principal balance and accrued interest thereon was due and payable on December 30, 2015. On December 17, 2015, the Company repaid all outstanding balances under the Promissory Notes, in the amount of $33.0 million of principal and all accrued interest. There are no borrowing arrangements between the Master Fund and WPC that exist at December 31, 2015.
Summary of Related Party Transactions for the Years Ended December 31, 2015 and December 31, 2014
The following table presents the related party fees, expenses, transactions and distributions on Common Shares for the year ended December 31, 2015 (in thousands):

		Year Ended	Year Ended
Related Party	Source Agreement & Description	December 31, 2015	December 31, 2014
Advisor	Investment Advisory Agreement - investment advisory fees, net of waivers ($872)	$402	$—
Advisor	Administrative Services Agreement - expense reimbursement (1)	$245	$—
Advisor	Shareholder of Common Shares - distributions	$834	$—
CCIF-I	Shareholder of Common Shares - distributions	$2	$—
CCIF 2016T	Shareholder of Common Shares - distributions	$33	$—
Advisor	Issuance of Common Shares	$—	$25,000
CCIF-I	Issuance of Common Shares	$125	$—
CCIF 2016T	Issuance of Common Shares	$2,235	$—
Advisor and GPIM	O&O Agreement - organization cost reimbursements	$—	$—
Lender	Promissory Notes - principal amount of borrowings	$33,000	$—
Lender	Promissory Notes - interest	$188	$—
__________________________

(1)	Administrative Services Agreement - expense reimbursement includes amounts paid to the Advisor for the reimbursement of prepaid insurance costs initially paid by the Advisor.
Indemnification
The Investment Advisory Agreement, Investment Sub-Advisory Agreement, and Administrative Services Agreement provide certain indemnifications to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates, including the administrator. In addition, the Master Fund's Declaration of Trust, as amended, provides certain indemnifications to its officers, trustees, agents, and certain other persons. As of December 31, 2015, management believes that the risk of incurring any losses for such indemnifications are remote.
Note 6. Borrowings
Hamilton Credit Facility
On December 17, 2015, Hamilton entered into a senior-secured term loan (the “Hamilton Credit Facility”) with JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. The Hamilton Credit Facility provides for borrowings in an aggregate principal amount of $175.0 million on a committed basis with an overall four-year term and a three-year drawdown term; all loan advances and all accrued and unpaid interest thereunder will be due and payable on December 17, 2019. The quarterly interest rate is 3 month LIBOR+2.65% per annum and interest is payable quarterly in arrears beginning on March 24, 2016. Any investments owned by, and all cash on hand with, Hamilton are held as collateral for the Hamilton Credit Facility. As of December 31, 2015 Hamilton was in compliance with all terms and covenants related to the Hamilton Credit Facility. Hamilton incurred certain customary costs and expenses in connection with obtaining the Hamilton Credit Facility, and the loan agreement provides for conditional minimum utilization and commitment fees.
Hamilton Finance's borrowings as of December 31, 2015 were as follows (in thousands):

	December 31, 2015
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Interest Rate (2)	Maturity Date	Maturity Term (Years)
Hamilton Credit Facility	$175,000	$39,000	$37,038	3.18%	12/17/19	4.0
______________________

(1)	Carry value is equal to outstanding principal amount net of unamortized financing costs and unaccreted original issue discount.

(2)
Interest rate as of the end of the reporting period (3 month LIBOR+2.65%) and the base interest rate is subject to quarterly changes. Interest rate does not include the amortization of upfront fees and expenses that were incurred in connection with the credit facility.

Note 7. Commitments and Contingencies
Unfunded commitments to provide funds to portfolio companies are not recorded in the Master Fund’s consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent a future cash requirement. As of December 31, 2015, the Master Fund’s sole unfunded commitment consisted of the following (in thousands):

Category / Portfolio Company (1)	December 31, 2015
Unfunded Delayed Draw Loans:
National Technical Systems	$765
Total Unfunded Commitments	$765
______________________

(1)	May be commitments to one or more entities affiliated with the named portfolio company.
As of December 31, 2015, the Master Fund’s sole unfunded commitment had incurred a decrease in fair value of less than $0.1 million which is recorded on the consolidated schedule of investments and included in investments at fair value in the consolidated statements of assets and liabilities. The Master Fund has sufficient liquidity to fund this commitment should the funding requirement occur.
Note 8. Earnings Per Common Share
The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations (i.e. earnings per Common Share) for the year ended December 31, 2015 (in thousands, except per share data):

Year ended
December 31, 2015
Net decrease in net assets resulting from operations	$(3,953)
Weighted average Common Shares outstanding	5,571,531
Loss per Common Share - basic and diluted (1)	$(0.71)
______________________

(1)	Loss per Common Share, both basic and diluted, were equivalent in the periods because there were no Common Share equivalents outstanding in the periods.

Notes to Consolidated Financial Statements

Note 9. Financial Highlights
The following per Common Share data and financial ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of financial highlights during the year ended December 31, 2015 (in thousands, except share and per share amounts):

Year ended
December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period	$9.00
Net investment income	0.30
Net realized gain from investments	0.01
Net unrealized losses (2)	(1.01)
Net decrease resulting from operations	(0.70)
Distributions to Common Shareholders
Distributions from net investment income (3)	(0.30)
Distributions from realized gains (3)	—
Net decrease resulting from distributions	(0.30)
Net asset value, end of period	$8.00

INVESTMENT RETURNS
Total investment return (4)	(7.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$46,704
Average net assets (5)	$49,119
Common Shares outstanding, end of period	5,840,060
Weighted average Common Shares outstanding	5,571,531

Ratios-to-average net assets: (5)
Net investment income	3.45%
Total expenses (excluding investment advisory fee waiver)	5.16%
Effect of investment advisory fee waiver	(1.77)%
Net expenses	3.38%

Weighted average outstanding borrowings (5)	$16,385
Portfolio turnover rate (6)	39%
Asset coverage ratio (7)	2.15
_____________________

(1)	The per Common Share data was derived by using the weighted average Common Shares outstanding during the period.

(2)
The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a Common Share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Master Fund’s Common Shares in relation to fluctuating market values for the portfolio.

(3)
The per Common Share data for distributions is the actual amount of distributions paid or payable per Common Share outstanding during the entire period; distributions per Common Share are rounded to the nearest $0.01.

Notes to Consolidated Financial Statements

(4)
Total investment return is a measure of total return for shareholders, assuming the purchase of the Master Fund’s Common Share at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return is based on (i) the purchase of one Common Share at net asset value on the first day of the period, (ii) the sale at the net asset value per Common Share on the last day of the period, of (A) one Common Share plus (B) any fractional Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to one Common Share, if any, on the last day of the period. The total investment return calculation assumes that cash distributions are reinvested concurrent with the issuance of Common Shares at the the most recent transaction price on or prior to each distribution payment date. Since there is no public market for the Master Fund’s Common Shares, then the terminal sales price per Common Share is assumed to be equal to net asset value per Common Share on the last day of the period. Total investment return is not annualized. The Master Fund’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results.

(5)
The computation of average net assets, average borrowings, and average value of portfolio securities during the period is based on averaging the amount on the first day of the first month of the period and the last day of each month during the period. Ratios-to-average net assets are not annualized.

(6)
Portfolio turnover is calculated as the lesser of (i) purchases of portfolio securities or (ii) sales of portfolio securities divided by the monthly average of the value of portfolio securities owned by the Master Fund during the fiscal year.

(7)
Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) total senior securities issued at the end of the period, divided by (ii) total senior securities at the end of the period.

Note 10. Distributions
The following table summarizes the distributions that the Master Fund paid on its Common Shares during the year ended December 31, 2015 (in thousands, except per Share amounts):

Record Date	Payment Date	Distribution Amount Per Common Share	Cash Distribution
6/30/2015	8/14/2015	$0.020	$128
10/01/15	10/02/15	0.135	750
12/29/2015	12/30/2015	0.142	825
		$0.297	$1,703
On a GAAP basis, net investment income and realized capital gains were the sole sources of distributions paid in 2015.
For income tax purposes, the Company estimates that its 2015 calendar year distributions are fully covered by taxable income before the paid distributions deduction (see Note 11. Taxable/Distributable Income).
Note 11. Taxable/Distributable Income
Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. The book-to-tax basis differences, which could be material, may be due to (i) differing treatments of income and gains on various investment securities held by the Master Fund and expenses incurred by the Master Fund and (ii) the transition of the Master Fund from non-RIC tax status to RIC tax status. Permanent book and tax basis differences result in reclassifications to paid-in capital in excess of par value and undistributed net investment income. Undistributed (distributions in excess of) net investment income, accumulated net realized gains and accumulated net unrealized appreciation on investments, may include temporary book and tax basis differences which will reverse in subsequent periods.
As of December 31, 2015, the Company made the following reclassifications of permanent book and tax basis differences (in thousands):

Capital Accounts	2015
Paid in capital in excess of par value	$(15)
Undistributed net investment income	$15
Total	$—

The following table reconciles net decrease in net assets resulting from operations to total taxable income available for distributions for the year ended December 31, 2015 (in thousands):

Notes to Consolidated Financial Statements

Year Ended December 31, 2015
Net decrease in net assets resulting from operations	$(3,953)
Net change in unrealized depreciation on investments	5,688
Other book-tax differences	15
Total taxable income available for distributions	$1,750
The tax character of shareholder distributions attributable to the fiscal year ended December 31, 2015 was as follows (in thousands):

Paid Distributions attributable to:	2015
Ordinary income (1)	$1,703
Long-term capital gains	—
Return of capital	—
Total	$1,703
Paid distributions as a percentage of taxable income available for distributions	97.3%
______________________
(1)Including short-term capital gains of less than $0.1 million
As of December 31, 2015, the components of tax basis accumulated earnings were as follows (in thousands):

2015
Undistributed ordinary income, net	$47
Undistributed capital gains	—
Unrealized loss	(5,688)
Other temporary adjustments	—
Total accumulated earnings, net	$(5,641)
For the year ended December 31, 2015, the Company had taxable income in excess of the distributions made from such taxable income during the year. Furthermore, the Company does not expect to incur an U.S. federal excise tax for its tax year beginning April 1, 2015 and ending December 31, 2015.
Note 12. Selected Quarterly Financial Data (Unaudited)
Selected unaudited quarterly financial data for the year ended December 31, 2015 are presented below (in thousands, except per share amounts):

	For the three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total investment income	$1,533	$1,314	$508	$—
Net investment income (loss)	570	995	143	(15)
Net realized and unrealized gains (losses)	(2,387)	(3,458)	199	—
Net increase (decrease) in net assets resulting from operations	(1,817)	(2,463)	342	(15)
Net assets	46,704	47,736	50,327	49,985
Total investment income per Common Share	0.27	0.24	0.09	—
Basic and diluted net investment income per Common Share	0.10	0.18	0.03	—
Basic and diluted earnings (loss) per Common Share	(0.32)	(0.44)	0.06	—
Net asset value per Common Share at end of quarter	8.00	8.59	9.06	9.00
Note 13. Subsequent Events
The Master Fund had issued 1,092,657 Common Shares subsequent to December 31, 2015, resulting in a $8.6 million increase in equity capital.

ANNEX A

careycredit INCOME FUND

# 2017 T ORDER FORM

FOR PROSPECTUS DATED ________ ____, _____

The investor named below, under penalties of perjury, certifies that (i) the number shown under Item 2 or Item 3 on this Order Form is his correct Taxpayer Identification Number (or he is waiting for a number to be issued to him) (ii) he is not subject to backup withholding either because he has not been notified by the Internal Revenue Service ("IRS") that he is subject to backup withholding as a result of a failure to report all interest or distributions, or the IRS has notified him that he is no longer subject to backup withholding, (iii) he is a U.S. citizen or other U.S. person; and (iv) the FATCA code(s) entered on this form (if any) indicating that he is exempt from FATCA reporting are correct. [NOTE: CLAUSE (ii) IN THIS CERTIFICATION SHOULD BE CROSSED OUT IF THE APPROPRIATE BOX IN ITEM 2 BELOW HAS BEEN CHECKED]. For the applicable definition of a U.S. person, see http://www.irs.gov/pub/irs-pdf/fw9.pdf.

## 1. INVESTMENT

For custodial held accounts:

If funding the custodial account, checks should be made payable to the custodian and sent, with a completed copy of the order form, directly to the custodian for further processing.

For all other investments, either:

(a) Attach a check - Make check payable to: UMB Bank, N.A., as Escrow Agent for Carey Credit Income Fund 2017 T

Cash, cashier's checks/official bank checks in bearer form, foreign checks, money orders, third party checks, and/or traveler's checks will not be accepted.

OR

(b) Wire funds

Contact W. P. Carey Investor Relations at 1-800-WP CAREY (972-2739) for wire instructions.

(a) This is an (check one):

- ☐ Initial Investment (Minimum $2,000 or $2,500 for NY non-IRA investments)
- ☐ Additional Investment

(b) Amount of Investment: $ ____________________

(c) Payment will be made with:

- ☐ Enclosed check
- ☐ Funds wired
- ☐ Funds to follow

(d) Net of Commission Purchases (optional): For eligible purchases without selling commissions, in accordance with the prospectus and subject to Broker/Dealer's policies, please check one below.

- ☐ Net of commission through a Broker/Dealer firm, for Broker/Dealer's representatives and their family members

Relationship between Investor and Broker/Dealer's representative: ____________________

- ☐ W. P. Carey Employee or Affiliate

(e) Volume Discounts, if applicable

- ☐ Check this box if you wish to have your investment combined with a previous Carey Credit Income Fund 2017 T investment with the same primary account holder or beneficiary for IRA registrations, as determined by the Tax ID number. Please see "The Offering/Plan of Distribution" section of the prospectus for further information on volume discounts.

Existing Account Name ____________________

DRAFT

## 2. INVESTOR INFORMATION

In order to meet their obligations under Federal law, a Broker/Dealer or Investment Advisor can obtain, verify and record information that identifies each investor who opens an account. Name(s) and address will be recorded exactly as printed. Please print name(s) in which shares are to be registered.

A residential address must be provided. No P.O. Boxes.

| Name of Investor or Trustee: | Social Security Number/TIN: | Date of Birth: |
|---|---|---|
| Name of Joint Investor or Trustee *(if applicable)*: | Social Security Number/TIN: | Date of Birth: |

Residential Address:

| City: | State: | ZIP: |
|---|---|---|

| Home Phone: | Alternate Phone: |
|---|---|

Email Address:

Investors enrolled in electronic delivery may request paper copies of any document delivered electronically.

**GO PAPERLESS** Sign below if you would like to receive your correspondence relating to your W. P. Carey investment(s) at the e-mail address provided above. You may request paper copies of any document delivered electronically. You may revoke this consent at any time, and the revoking of this consent applies to all documents and not to a portion of the deliverable documents.

Signature of Investor/Trustee: ____________________

Investor's Account Number with Broker/Dealer *(if any)* ____________________

- ☐ Check this box if you are a resident alien
- ☐ Check this box if you are a non-resident alien (Form W-8BEN required)
- ☐ Check this box if you are subject to withholding

Exemption payee code (if any) ____________________

Exemption from FATCA reporting code (if any) ____________________

Mail original order form to: CCIF 2017 T, c/o DST Systems, Inc., as Agent for UMB Bank
Regular Mail: P.O. Box 219145, Kansas City, MO 64121-9145 Overnight Mail: 430 W 7th St, Suite 219145, Kansas City, MO 64105

Page 1 of 4

ANNEX A

## 3. FORM OF OWNERSHIP

Important: Please choose one option, either within the "Non-Qualified Account" section, or within the "Qualified Account" section.

For Transfer on Death:
Requires Transfer on Death form that can be found at www.careycredit.com.

For Entity Ownership:
Please ensure supplemental documents are enclosed with your order form as indicated below the applicable entity type.

### Non-Qualified Account

☐ Individual
☐ Transfer on Death

☐ Joint Tenants with Right of Survivorship
☐ Transfer on Death
Both investors must sign and initial in Section 6

☐ Uniform Gift to Minors Act or the Uniform Transfers to Minors Act/State of ____________
Custodian signature required in Section 6

☐ Community Property
All parties must sign and initial in Section 6

☐ Tenants in Common
All parties must sign and initial in Section 6

☐ Other ____________
Please specify

Trust Ownership
Trust or Grantor must sign and initial in Section 6. Include a copy of the title and signature pages of the trust instrument

☐ Taxable Trust ☐ Tax-Exempt Trust

Name of Trust ____________

Tax ID # ____________ Date Established ____________

Entity Ownership
Name of (Retirement Plan, Corporation, Partnership, Other) Entity ____________

Tax ID # ____________ Date Established ____________

☐ Pension or Profit Sharing Plans ☐ Taxable ☐ Exempt Under §501A
Authorized signature required in Section 6. Trusteed plans should include a copy of the plan documents showing the name of Plan, name of Trustee(s) and signature of Trustee(s)

☐ Corporation ☐ S-Corp ☐ C-Corp (will default to S-Corp if not checked)
Authorized signature required in Section 6. Include an appropriate corporate resolution or secretary's certificate indicating the names and signatures of the authorized signatories

☐ Partnership
Authorized signature required in Section 6. Include a copy of the partnership agreement indicating the names and signatures of the authorized signatories

☐ Non-Profit Organization

☐ Other ____________
Please specify

### Qualified Account

☐ Traditional IRA ☐ ROTH IRA ☐ SEP IRA ☐ Rollover IRA ☐ Beneficial IRA
Beneficial IRA Decedent Name ____________

DRAFT

## 4. CUSTODIAN INFORMATION

For Accounts with Custodian:
Send ALL paperwork to the custodian.

Make check payable to custodian if funding custodial account.

Custodial signature and medallion signature guarantee is required in section 7.

Custodian Information:

Custodian Name: ____________

Mailing Address: ____________

City/State/ZIP: ____________

To be completed by the Custodian:

Custodian Tax ID #: ____________

Custodian Account #: ____________

Custodian Phone #: ____________

## 5. DISTRIBUTION PAYMENT OPTIONS

Distribution payee will default to option (a) if no selection is made.

Cash distributions for custodian and brokerage accounts will be sent to the custodian of record unless the investor participates in the Distribution Reinvestment Plan.

Distribution Reinvestment: Investor agrees to notify CCIF 2017 T and its Broker/Dealer or Investment Advisor if, at any time, it no longer meets the suitability standards as outlined in the prospectus and any supplements thereto.

(a) ☐ Mail to Investor Address shown in Section 2 (FOR NON-CUSTODIAL ACCOUNTS)
☐ Pay to Custodial Account (FOR ACCOUNTS WITH CUSTODIAN)

(b) ☐ Reinvest distributions pursuant to the DRIP:
The investor elects to invest distributions in additional shares of the Company pursuant to the terms of the DRIP as described in the prospectus, as supplemented.

(c) ☐ Distributions directed to: ☐ Via Electronic Deposit (ACH* – Complete information below)
☐ Checking – Attach voided check ☐ Savings

Bank, Brokerage Firm or Person: ____________

Mailing Address: ____________

City/State/ZIP: ____________

Account #: ____________ Bank ABA # (FOR ACH ONLY): ____________

I authorized UMB Bank to deposit variable entries to my checking, savings or brokerage account. This authority will remain in effect until I notify W. P. Carey's Investor Relations Department or DST Systems, Inc., the transfer agent for CCIF 2017 T, in writing to cancel in such time as to afford a reasonable opportunity to act on the cancellation. In the event that UMB Bank deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous debit.

Mail original order form to: CCIF 2017 T, c/o DST Systems, Inc., as Agent for UMB Bank
Regular Mail: P.O. Box 219145, Kansas City, MO 64121-9145 Overnight Mail: 430 W 7th St, Suite 219145, Kansas City, MO 64105

Page 2 of 4

ANNEX A

## 6. SIGNATURE OF INVESTOR(S)

Please separately initial each of the applicable representations.

Except in the case of fiduciary accounts, you may not grant any person a power of attorney (POA) to make such representations on your behalf. An Attorney-in-Fact signing on behalf of the investor pursuant to a POA represents by their signature that they are acting as a fiduciary for the investor.

Please review the "Suitability Standards" section of the prospectus to review any additional suitability requirements imposed by the investor's primary state of residence.

Original initials and signatures are required to complete purchase.

**Investors in the following states must meet the additional suitability requirement imposed by their primary state of residence as set forth in the prospectus under "Suitability Standards" AL, CA, IA, ID, KS, KY, MA, ME, ND, NE, NJ, NM, OH, OK, TN, TX and VT. Investors in AL, KS, KY, MA, ME, NE, NJ, OH, TN and TX must initial specific representations.**

In order to induce the Company to accept this subscription, I hereby represent and warrant to you as follows:

| Investor | Joint Investor | | |
|---|---|---|---|
| Initials | Initials | (a) | I acknowledge receipt of a final Prospectus, whether over the internet, on a CD-ROM, a paper copy, or any other delivery method, at least five (5) business days prior to investor signature below. |
| Initials | Initials | (b) | I hereby certify that I have (a) a net worth (exclusive of home, furnishing and automobiles) of at least $250,000 or more, or; (b) a net worth (as described above) of at least $70,000 and a minimum of $70,000 annual gross income, and meet the additional suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under "Suitability Standards." |
| Initials | Initials | (c) | I am purchasing the shares for my own account or in a fiduciary capacity. |
| Initials | Initials | (d) | I acknowledge that the shares are not liquid. |
| Initials | Initials | (e) | **For Alabama residents only:** I acknowledge that Alabama investors must have a liquid net worth of at least ten times their investment in CCIF 2017 T and its affiliated programs. |
| Initials | Initials | (f) | **For Kansas residents only:** I acknowledge that the Kansas Securities Commissioner recommends that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other non-exchange listed business development companies. Liquid net worth is defined as the portion of net worth that consists of cash and cash equivalents and readily marketable securities. |
| Initials | Initials | (g) | **For Kentucky residents only:** I acknowledge that Kentucky residents must have either (a) a minimum net worth of at least $85,000 and a minimum annual gross income of at least $85,000 or (b) a minimum net worth of $300,000. In addition, a Kentucky resident's investment in our Shares or the shares of our affiliated, non-publicly traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" shall be defined as that portion of a person's net worth (total assets, exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities. |
| Initials | Initials | (h) | **For Maine residents only:** I acknowledge the Maine Office of Securities recommends that an investor's aggregate investment in this offering or similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consist of cash, cash equivalents, and readily marketable securities. |
| Initials | Initials | (i) | **For Massachusetts residents only:** I acknowledge that my aggregate investment in this offering and in other illiquid direct participation programs (including real estate investment trusts, other business development companies, oil and gas programs, equipment leasing programs, and commodity pools) may not exceed ten percent (10%) of my liquid net worth. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities. |
| Initials | Initials | (j) | **For Nebraska residents only:** I acknowledge that a Nebraska resident must have either (a) a gross annual income of at least $100,000 and a net worth of at least $350,000 or (b) a net worth of at least $500,000. Each Nebraska resident must also limit his or her investments in our Shares and in the securities of other non-traded business development companies to a maximum of 10% of his or her net worth. |
| Initials | Initials | (k) | **For New Jersey residents only:** I acknowledge that I must have either, (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a liquid net worth of at least $350,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor's investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding private offerings that are exempt from registration) may not exceed 10% of his or her liquid net worth. |
| Initials | Initials | (l) | **For Ohio residents only:** I acknowledge that I may not invest more than ten percent (10%) of my liquid net worth in this offering, its affiliated programs, and other non-traded business development companies. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities. |
| Initials | Initials | (m) | **For Tennessee residents only:** I acknowledge that I either am an "accredited investor" as defined in 17 C.F.R. § 230.501 or I may not invest more than 10% of my liquid net worth (exclusive of home, home furnishings, and automobiles) in this offering. |
| Initials | Initials | (n) | **For Texas residents only:** I acknowledge that Texas residents must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of at least $100,000 or (b) a minimum liquid net worth of $250,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents, and readily marketable securities. |

DRAFT

NOTICE TO INVESTORS: Any person selling shares on behalf of CCIF 2017 T may not complete a sale of shares to an investor until at least five (5) business days after the date an investor receives a final prospectus. The sale of shares pursuant to this order form will not be effective until CCIF 2017 T has issued written confirmation of purchase to the investor.

By signing below, it is also acknowledged that:

- **An investment in the shares of the Company is not suitable for you if you might need access to the money you invest in the foreseeable future.**
- **You will not have access to the money you invest for an indefinite period of time.**
- **You should not expect to be able to sell your shares regardless of how the Company performs.**
- **Because you will be unable to sell your shares, you will be unable to reduce your exposure to any market downturn.**
- **The Company does not intend to list the shares on any securities exchange during or for a significant time after the offering period, and it does not expect a secondary market in the shares to develop.**
- **The Company has implemented a share repurchase program, but only a limited number of shares are eligible for repurchase. In addition, any such repurchases will be at an at least 10% discount to the current offering price in effect on the date of repurchase.**
- **The Company's distributions in its initial year of investment operations may not be based on its investment performance, but may be supported by the Company's Advisor in the form of operating expense support payments. The Company will be obligated to repay its Advisors and these repayments will reduce the future distributions that you should otherwise receive from your investment.**

***The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.***

### Investor Signature(s):

Signature of Investor/Trustee: ______________________ Date: __________

Signature of Joint Investor/Trustee *(if applicable)*: ______________________ Date: __________

Mail original order form to: CCIF 2017 T, c/o DST Systems, Inc., as Agent for UMB Bank

Regular Mail: P.O. Box 219145, Kansas City, MO 64121-9145 Overnight Mail: 430 W 7th St, Suite 219145, Kansas City, MO 64105

Page 3 of 4

ANNEX A

## 7. CUSTODIAN SIGNATURE

Only complete for Custodial Investments. For Non-Custodial Investments, proceed to Section 8.

**Ensure custodian information has been completed in Section 4.**

**Custodian Signature** *(if applicable)*:

Signature of Custodian: ______________________ Date: __________

**Custodian Medallion Signature Guarantee as Agent**

## 8. REGISTERED REPRESENTATIVE INFORMATION

Registered Representative(s) Name(s):

Broker/Dealer Name:

Only one Representative Number/ID should be provided.

Representative Number/ID:

FINRA CRD Number *(if applicable)*:

Registered Representative Address:

City:

State:

ZIP:

Telephone Number:

Email Address:

DRAFT

The undersigned confirms by his/her signature that he/she (i) has reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) has discussed such investor's prospective purchase of Shares with such investor; (iii) has advised such investor of all pertinent facts with regard to the liquidity and marketability of the Shares; (iv) has delivered a current Prospectus and related supplements, if any, to such investor at least five business days prior to the date the investor signed this Order Form; and (v) has reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

The above-identified entity and individual, acting within their capacity as authorized agent, registered financial intermediary, registered associate, financial advisor or investor representative, has performed functions required by federal and state securities laws, regulations and rules, and, where applicable, FINRA rules including, but not limited to Know Your Customer, Suitability and, based upon USA PATRIOT Act and its implementing regulations, has performed anti-money laundering and customer identification program functions with respect to the investor identified on this document.

**Registered Representative Signature(s):**

If joint representative ID entered above, only one registered representative must sign.

Signature of Registered Representative or Advisor: ______________________ Date: __________

**Please complete this form and mail the original to:**

**REGULAR MAIL:**

Carey Credit Income Fund 2017 T
c/o DST Systems, Inc. as Agent for UMB Bank
P.O. Box 219145
Kansas City, MO 64121-9145

**OVERNIGHT DELIVERY:**

Carey Credit Income Fund 2017 T
c/o DST Systems, Inc. as Agent for UMB Bank
430 W. 7th St Suite 219145
Kansas City, MO 64105

Should you have any questions, please call W. P. Carey at 1-800-WP CAREY

Page 4 of 4

TABLE OF CONTENTS		For more information:
	Page
ABOUT THIS PROSPECTUS	i	Contacting us: You can request free copies of this prospectus and discuss your questions about us by contacting us at:
MASTER/FEEDER FUND STRUCTURE	i
SUITABILITY STANDARDS
PROSPECTUS SUMMARY	1
FEES AND EXPENSES	11	Carey Credit Advisors, LLC 50 Rockefeller Plaza New York, New York 10020 1-800-WP CAREY
CERTAIN QUESTIONS AND ANSWERS	14
RISK FACTORS	19
POTENTIAL CONFLICTS OF INTEREST	42
FORWARD-LOOKING STATEMENTS	44
Securities and Exchange Commission Information:   You can also review our filings and the prospectus on the SEC's website at www.sec.gov or at the Public Reference Room of the SEC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

COMPANY PROFILE	45
MANAGEMENT OF THE COMPANY AND THE MASTER FUND	58
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	70
ADVISORY AGREEMENTS AND FEES	71
USE OF PROCEEDS	78
DISTRIBUTIONS	79	Public Reference Room Securities and Exchange Commission 100 F Street, NE Washington, D.C. 20549-0102 E-mail address: publicinfo@sec.gov
SENIOR SECURITIES	80
DISCUSSION OF OPERATING PLANS	81
DESCRIPTION OF OUR CAPITAL STOCK	89
DETERMINATION OF NET ASSET VALUE	93	SEC File No. 333-211613
PLAN OF DISTRIBUTION	96
DISTRIBUTION REINVESTMENT PLAN	102	Dealer Manager: Carey Financial, LLC, member of FINRA/SIPC
SHARE REPURCHASE PROGRAM	103
ADDITIONAL INFORMATION	104
TAX MATTERS	105
LEGAL MATTERS	110
EXPERTS	110
SHAREHOLDER PRIVACY NOTICE	111
INDEX TO FINANCIAL STATEMENTS	F - 1	CAREY CREDIT INCOME FUND 2017 T
ANNEX A ORDER FORM	A - 1	A Business Development Company

PART C - OTHER INFORMATION
ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements
The following financial statements are included in Part A of this Registration Statement:

(2) Exhibits:
(a)(1)
Certificate of Trust of the Registrant. (Incorporated by reference to Exhibit 99(a)(1) filed with Registrant's initial Registration Statement on Form N-2 (File No. 333-211613) filed on May 25, 2016.)**

(a)(2)	Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 99(a)(2) filed with Registrant's initial Registration Statement on Form N-2 (File No. 333-211613) filed on May 25, 2016.)**
(a)(3)
Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 99(a)(3)
filed with Registrant's initial Registration Statement on Form N-2 (File No. 333-211613) filed on May 25,
2016.)**

(b)	Bylaws of the Registrant. (Incorporated by reference to Exhibit 99(b) filed with Registrant's initial Registration Statement on Form N-2 (File No. 333-211613) filed on May 25, 2016.)**
(c)	Not Applicable.
(d)	Form of Subscription Agreement. (Incorporated by reference to Exhibit 99(d) filed with Registrant's initial Registration Statement on Form N-2 (File No. 333-211613) filed on May 25, 2016.)**
(e)	Distribution Reinvestment Plan of the Registrant.***
(f)	Not Applicable.
(g)(1)
Investment Advisory Agreement by and between Carey Credit Income Fund and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit (g)(1) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2016 T's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)***

(g)(2)
Investment Sub-Advisory Agreement by and among Carey Credit Income Fund, Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit (g)(2) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2016 T's registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)***

(h)(1)	Amended and Restated Dealer Manager Agreement by and between Carey Credit Income Fund, Carey Credit Income Fund 2016 T and Carey Financial, LLC.***
(h)(2)	Form of Selected Dealer Agreement.***
(i)	Not Applicable.
(j)	Custody Agreement by and between the Registrant, Carey Credit Income Fund 2016 T, Carey Credit Income Fund — I, Carey Credit Income Fund, and U.S. Bank National Association.***
(k)(1)	Form of Escrow Agreement.***
(k)(2)	Form of Expense Support and Conditional Reimbursement Agreement.***
(k)(3)	Administrative Services Agreement by and between the Registrant and Carey Credit Advisors, LLC.***
(k)(4)	Amendment No. 1 to the Administrative Services Agreement by and between the Registrant, Carey Credit Income Fund and Carey Credit Advisors, LLC.***
(k)(5)	Form of Organization and Offering Expense Reimbursement Agreement.***
(k)(6)
Amended and Restated Loan Agreement by and among Hamilton Finance LLC, the Financing Providers party thereto, the
Collateral Administrator, Collateral Agent and Securities Intermediary party thereto, and JPMorgan
Chase Bank, National Association.***

(k)(7)
Sale and Contribution Agreement by and between Carey Credit Income Fund and Hamilton Finance
LLC. (Incorporated by reference to Exhibit 10.2 filed with Carey Credit Income Fund's Form 8-K (File
No. 814-01117) filed on December 22, 2015.)**

(k)(8)
Investment Management Agreement by and between Hamilton Finance LLC and Carey Credit Income
Fund. (Incorporated by reference to Exhibit 10.3 filed with Carey Credit Income Fund's Form 8-K (File
No. 814-01117) filed on December 22, 2015.)**

(k)(9)
Collateral Administration Agreement by and among Hamilton Finance LLC, Carey Credit Income Fund
JPMorgan Chase Bank, National Association, and U.S. Bank National Association. (Incorporated by
reference to Exhibit 10.4 filed with Carey Credit Income Fund's Form 8-K (File No. 814-01117) filed on
December 22, 2015.)**

(l)	Opinion and Consent of Dechert LLP.***
(m)	Not Applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm.***
(n)(2)	Report of Independent Registered Public Accounting Firm.***
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Company.***
(r)(2)
Code of Ethics of the Advisor. (Incorporated by reference to Exhibit (r)(2) filed with Pre-Effective Amendment No. 3 to Carey Credit Income Fund 2016 T’s registration statement on Form N-2 (File No. 333-198882) filed on May 4, 2015.)**

(r)(3)
Code of Ethics of the Sub-Advisor. (Incorporated by reference to Exhibit (r)(3) filed with Post-Effective Amendment No. 2 to Carey Credit Income Fund 2016 T’s registration statement on Form N-2 (File No. 333-198882) filed on March 29, 2016.)**

(s)(1)	Powers of Attorney. (Incorporated by reference to Exhibit 99(s) filed with Registrant's initial Registration Statement on Form N-2 (File No. 333-211613) filed on May 25, 2016.)**
(s)(2)	Powers of Attorney for Carey Credit Income Fund.*

*    Filed herewith.
**    Filed previously.
*** To be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS
        The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.
ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
       The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$100,700
FINRA filing Fee	150,500
Blue sky expenses (1)	400,000
Advertising and sales literature (1)	5,800,000
Accounting fees and expenses	150,000
Due diligence expense reimbursement (1)	1,300,000
Legal fees and expenses (1)	5,090,485
Printing (1)	500,000
Transfer agent (1)	205,500
Miscellaneous (2)	1,302,815
Total	$15,000,000
_____________________

(1)
These expense items include additional amounts in the aggregate of approximately $12 million, representing the difference between i) $15 million, the organization and offering expense cap of 1.5% of the aggregate gross proceeds from the Company's offering, or $1 billion, and ii) the Company's budgeted amount of approximately $3.0 million for organization and offering expenses. None of these additional amounts represent underwriting compensation.

(2)	Miscellaneous includes the following items:

(i)	NTBC:	$44,601
(ii)	Non-cash training and education:	20,000
(iii)	Fulfillment:	1,225,686
(iv)	Escrow agent fees:	12,528
	Total Miscellaneous	$1,302,815
ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
Not applicable.
ITEM 29    NUMBER OF HOLDERS OF SECURITIES
        The following table sets forth the number of record holders of the Registrant’s capital stock at July 12, 2016.

Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.001 par value	—
ITEM 30.    INDEMNIFICATION
        Delaware law permits a Delaware statutory trust to include in its governing instrument a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Despite this provision, and in accordance with guidelines adopted by the North American Securities Administrators Association, our declaration of trust provides that we will not indemnify Carey Credit Advisors, LLC, the Company's investment adviser ("W. P. Carey"), or any of its affiliates acting as an agent of the Company (each such person, an "Indemnitee") against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Company determines in good faith, that the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is W. P. Carey or an affiliate of W. P. Carey, or an officer of the Company, W. P. Carey or an affiliate of W. P. Carey, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, W. P. Carey or an affiliate of W. P. Carey), such liability or loss was not the result of gross negligence or willful misconduct and (v) such indemnification or agreement to hold harmless is recoverable only out of net assets of the Company and not from the shareholders.
        The Investment Advisory Agreement provides that W. P. Carey, any sub-advisor, each of their directors, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, W. P. Carey or a sub-advisor (the "Indemnified Parties") shall be indemnified, defended and protected by the Company and held harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties' duties or obligations under the Investment Advisory Agreement, any sub-advisory agreement, or otherwise as an investment advisor of the Company, to the extent such losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Company's Declaration of Trust, the 1940 Act, the laws of the State of Delaware and other applicable law.
        The Administrative Services Agreement provides that W. P. Carey and its officers, directors, shareholders (and their shareholders or members, including the owners of their shareholders or members) agents, employees, controlling persons (as defined in the 1940 Act), and any other person or entity affiliated with, or acting on behalf of, W. P. Carey in performing its obligations under the Administrative Services Agreement, including any sub-administrator (the "Indemnified Parties"), shall be indemnified, defended and protected by the Company and held harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties' duties or obligations under the Administrative Services Agreement or otherwise as administrator for the Company: (i) to the extent such losses: (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Parties' performance of such duties or obligations, or the Indemnified Parties' reckless disregard of such duties and obligations; and (ii) otherwise to the fullest extent such indemnification is permitted under the Declaration of Trust, the 1940 Act, the laws of the State of Delaware and other applicable law.
        The Dealer Manager Agreement provides that the Dealer Manager, any Selected Dealers and each of their officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such person (the "Indemnified Parties"), will be indemnified and held harmless by the Company, to the extent permitted by the Company's Declaration of Trust, from and against any losses, claims, expenses (including reasonable legal and other expenses incurred in investigating and defending such claims or liabilities), damages or liabilities, joint or several, to which any such Selected Dealer or the Dealer Manager, or their respective Indemnified Parties, may become subject under the Securities Act, rules and regulations thereunder, the Exchange Act, rules and regulations thereunder, or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based (i) upon any material inaccuracy or breach in a representation, warranty or covenant, or any material failure by the Company to perform its obligations under the Dealer Manager Agreement or to comply with state or federal securities laws applicable to the offering of the Company's Shares; or (ii) any untrue statement or omission of a material fact contained the Company's registration statement, or any untrue statement of a material fact contained in sales literature or other document related to qualifying the Company's Shares for sale under the securities laws of any jurisdiction.
        Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORS
        A description of any other business, profession, vocation, or employment of a substantial nature in which W. P. Carey, and each director or executive officer of W.P. Carey, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management of the Company and the Master Fund - Key Personnel of Our Advisors." Additional information regarding W.P. Carey and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-80835), and is incorporated herein by reference.
        A description of any other business, profession, vocation, or employment of a substantial nature in which Guggenheim Partners Investment Management, LLC ("Guggenheim"), and each director or executive officer of Guggenheim who performs a policy-making function for Guggenheim in connection with the performance of its services under the Investment Sub-Advisory Agreement between Guggenheim and W.P. Carey, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management of the Company and the Master Fund - Key Personnel of Our Advisors." Additional information regarding Guggenheim and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-66786), and is incorporated herein by reference.
ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS
        All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

1.	the registrant, Carey Credit Income Fund 2017 T, 50 Rockefeller Plaza, New York, New York 10020;

2.	the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Ste. 219145, Kansas City, Missouri 64105;

3.	the Custodian for the registrant, U.S. Bank N.A, 214 N. Tryon Street, Charlotte, North Carolina 28202;

4.	the investment adviser to Carey Credit Income Fund, Carey Credit Advisors, LLC, 50 Rockefeller Plaza, New York, New York 10020;

5.
the sub-adviser to Carey Credit Income Fund, Guggenheim Partners Investment Management, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606 and 330 Madison Avenue, 10th Floor New York, New York 10017;

6.	the administrator, Carey Credit Advisors, LLC, 50 Rockefeller Plaza, New York, New York 10020;

7.
a sub-administrator and accounting agent, U.S. Bancorp Fund Services, LLC, with the registrant's accounting records located at 777 East Wisconsin Ave., Milwaukee, Wisconsin 53202, and the other administrative, financial reporting, and filing records located at 333 Thornall St., Edison, New Jersey 08837.

ITEM 33.    MANAGEMENT SERVICES
        Not Applicable.
ITEM 34.    UNDERTAKINGS
        We hereby undertake:
        (1)   to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than 10 percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;
        (2)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)  to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        (3)   that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
        (4)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
        (5)   that, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
        (6)   that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
(ii)  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES
        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 12, 2016.

CAREY CREDIT INCOME FUND 2017 T

/s/ Mark J. DeCesaris
By:	Mark J. DeCesaris*
Title:	Chief Executive Officer and Trustee
        Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Mark J. DeCesaris
Mark J. DeCesaris*	Chief Executive Officer and Trustee	July 12, 2016

/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre	Chief Financial Officer	July 12, 2016
(Principal Financial and Accounting Officer)

/s/ Jeffrey B. Abrams
Jeffrey B. Abrams*	Trustee	July 12, 2016

/s/ Marc S. Goodman
Marc S. Goodman*	Trustee	July 12, 2016

/s/ Eric Rosenblatt
Eric Rosenblatt*	Trustee	July 12, 2016

/s/ Peter E. Roth
Peter E. Roth*	Trustee	July 12, 2016

*Signatures affixed by Paul S. Saint-Pierre pursuant to Powers of Attorney dated May 24, 2016 and filed previously on May 25, 2016.

SIGNATURES
        Pursuant to the requirements of the Securities Act of 1933, as amended, Carey Credit Income Fund has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 12, 2016.

CAREY CREDIT INCOME FUND

/s/ Mark J. DeCesaris
By:	Mark J. DeCesaris*
Title:	Chief Executive Officer and Trustee

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Mark J. DeCesaris
Mark J. DeCesaris*	Chief Executive Officer and Trustee	July 12, 2016

/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre	Chief Financial Officer	July 12, 2016
(Principal Financial and Accounting Officer)

/s/ Jeffrey B. Abrams
Jeffrey B. Abrams*	Trustee	July 12, 2016

/s/ Marc S. Goodman
Marc S. Goodman*	Trustee	July 12, 2016

/s/ Eric Rosenblatt
Eric Rosenblatt*	Trustee	July 12, 2016

/s/ Peter E. Roth
Peter E. Roth*	Trustee	July 12, 2016

*Signatures affixed by Paul S. Saint-Pierre pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Ex-99(s)(2)	Powers of Attorney for Carey Credit Income Fund